UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 December

2018

Nuveen Income Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2018

Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen High Income Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Short Term Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.

In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2018. The management teams include:

Nuveen Core Bond Fund

Jeffrey J. Ebert, Wan-Chong Kung, CFA, and Jason J. O’Brien, CFA, have been part of the management team for the Fund since 2000, 2002 and 2016, respectively. Portfolio manager Chris J. Neuharth retired from Nuveen Asset Management, LLC on June 1, 2018.

Effective December 14, 2018, the Board of Trustees of Nuveen Investment Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Core Bond Fund (the “Target Fund”), into TIAA-CREF Bond Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund. A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April or early May 2019. For additional information, please consult the Target Fund’s prospectus.

Nuveen Core Plus Bond Fund

Timothy A. Palmer, CFA, has managed the Fund since 2003. Wan-Chong Kung, CFA, Jeffrey J. Ebert and Douglas M. Baker, CFA, joined the Fund as portfolio managers in 2001, 2005 and 2016, respectively. Portfolio manager Chris J. Neuharth retired from Nuveen Asset Management, LLC on June 1, 2018.

Effective December 14, 2018, the Board of Trustees of Nuveen Investment Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Core Plus Bond Fund (the “Target Fund”), into TIAA-CREF Bond Plus Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund. A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April or early May 2019. For additional information, please consult the Target Fund’s prospectus.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008. Effective December 31, 2018, John Fruit and Jeff Schmitz retired from NAM and are no longer portfolio managers on the Nuveen High Income Bond Fund, and Kevin Lorenz and Jean Lin are portfolio managers for the Fund.

Effective December 14, 2018, the Board of Trustees of Nuveen Investment Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen High Income Bond Fund (the “Target Fund”), into TIAA-CREF High-Yield Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund. A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April or early May 2019. For additional information, please consult the Target Fund’s prospectus.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a portfolio manager in 2010.

Effective December 14, 2018, the Board of Trustees of Nuveen Investment Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Inflation Protected Securities Fund (the “Target Fund”), into TIAA-CREF Inflation-Linked Bond Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund. A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April or early May 2019. For additional information, please consult the Target Fund’s prospectus.

Nuveen Short Term Bond Fund

Peter L. Agrimson, CFA, Jason J. O’Brien, CFA, and Mackenzie S. Meyer have been on the management team since 2011, 2016 and 2016, respectively. Portfolio manager Chris J. Neuharth retired from Nuveen Asset Management, LLC on June 1, 2018.

Effective December 14, 2018, the Board of Trustees of Nuveen Investment Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Short Term Bond Fund (the “Target Fund”), into TIAA-CREF Short-Term Bond Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund. A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April or early May 2019. For additional information, please consult the Target Fund’s prospectus.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has managed the Fund since 2005. Jeffrey J. Ebert, Marie A. Newcome, CFA, and Douglas M. Baker, CFA, joined the Fund as co-portfolio managers in 2000, 2011 and 2016, respectively.

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Funds Classification Average for the six-month reporting period. Citing strong economic growth and job gains, the Federal Reserve (Fed) raised interest rates two times in September and in December 2018, despite increased market volatility and tightening financial conditions as the reporting period progressed. At the September meeting, the Fed removed the long-standing “accommodative” language from its interest rate positioning statement, marking the end of an era of easy U.S. monetary policy. In December, however, policymakers acknowledged some headwinds and lowered projections for U.S. gross domestic product (GDP) and inflation, while signaling the likelihood for fewer rate hikes in 2019. For the six-month reporting period as a whole, Treasury yields increased for the shortest maturities at the front end of the yield curve, driven by the Fed rate hikes. However, investors priced in expectations for the Fed to reverse course and ease next year for securities with maturities of one year or more, helping to drive an inversion at the front end of the Treasury yield curve. For example, the yield on one-year T-bills ended the reporting period at 2.63%, which was higher than yields on five-year securities, which ended at 2.51%. After reaching as high as 3.24% in early November 2018, the yield on the 10-year Treasury fell sharply to end the reporting period at 2.69%. The broad fixed income market returned 1.65% for the reporting period as measured by the benchmark Bloomberg Barclays U.S. Aggregate Bond Index.

Early in the reporting period, investment grade credit had rebounded from a difficult first half of 2018, posting strong excess returns versus Treasuries. The segment was able to overcome a negative technical backdrop that included sharply declining demand from non-U.S. investors as European quantitative easing slowed. However, financial conditions tightened as equity volatility rose sharply in the final months of the reporting period, stock markets declined significantly and spreads moved wider in response to weakening global growth, trade worries, Fed action, lower oil prices and investor outflows from risk assets. In the end, excess returns were negative for investment grade credit versus Treasuries over the reporting period.

Overall during the reporting period, the mortgage-backed securities (MBS) underperformed duration matched Treasuries. Earlier in the reporting period, the net supply of MBS rose as summer seasonal issuance increased, while demand slowed from banks as well as foreign buyers, due to increased dollar hedging costs. Despite these factors, the segment performed well as demand from money managers increased, while range bound rates and low levels of volatility provided a favorable backdrop for MBS. However, in the final months of 2018, interest rate and broad market volatility proved to be a tough environment for the MBS sector, which underperformed duration matched Treasuries. Soft fundamentals and negative technicals also weighed on the segment.

Securitized sectors posted mixed performance overall for the reporting period as valuations improved for asset-backed securities (ABS) while valuations for commercial mortgage-backed securities (CMBS) declined. Strong job growth and solid corporate earnings provided support for consumer ABS and the commercial real estate market. Within the securitized sectors, investors continued to move down in quality in search of cheaper bonds and higher yields early in the reporting period. However, these sectors were not immune to the volatility that overshadowed the fixed income markets in the final months of 2018. Although both the CMBS and ABS sectors posted negative excess returns in the fourth quarter 2018, a strong third quarter 2018 for ABS allowed the segment to produce a positive excess return overall for six-month reporting period.

As noted above, corporate credit fairly significantly underperformed duration matched Treasuries during the reporting period, posting negative excess returns. Therefore, the Fund’s overweight to investment grade credit hindered performance. Within the segment, the Fund carried an overweight to BBB rated securities, which also hurt results since this portion of the capital stack underperformed the broader index. However, selection within investment grade was somewhat of a positive offset during the reporting period because we owned slightly shorter duration bonds than the index, which outperformed in the negative environment.

Although the Fund benefited from its overweight allocation to the CMBS sector, our emphasis on lower quality securities in the sector detracted later in the reporting period because they underperformed AAA rated CMBS. Therefore, the CMBS segment had little overall impact on performance. Also, as noted above, the ABS market slightly outperformed duration matched Treasuries as a strong third quarter 2018 was able to offset a negative fourth quarter 2018. However, because the outperformance was modest relative to the other non-Treasury sectors, the Fund’s ABS overweight was not a meaningful driver of returns during the reporting period. The Fund’s underweight to the MBS sector also had virtually no impact on performance.

The yield curve inverted during the reporting period as short rates rose more than longer term rates, driven by Fed rate hikes. Our yield curve positioning proved beneficial because we underweighted securities at the front end of the curve (where rates rose and prices fell) and overweighted securities with maturities longer than 10 years (where rates fell and prices rose). The Fund also had a shorter duration than the benchmark throughout the reporting period, which lessened its interest rate sensitivity, but detracted over the reporting period.

Portfolio Managers’ Comments (continued)

In addition, we continued to use various derivative instruments in the Fund during the reporting period. We used U.S. Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was negligible.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Classification Average for the six-month reporting period. Citing strong economic growth and job gains, the Federal Reserve (Fed) raised interest rates two times in September and in December 2018, despite increased market volatility and tightening financial conditions as the reporting period progressed. At the September meeting, the Fed removed the long-standing “accommodative” language from its interest rate positioning statement, marking the end of an era of easy U.S. monetary policy. In December, however, policymakers acknowledged some headwinds and lowered projections for U.S. gross domestic product (GDP) and inflation, while signaling the likelihood for fewer rate hikes in 2019. For the six-month reporting period as a whole, Treasury yields increased for the shortest maturities at the front end of the yield curve, driven by the Fed rate hikes. However, investors priced in expectations for the Fed to reverse course and ease in 2019 for securities with maturities of one year or more, helping to drive an inversion at the front end of the Treasury yield curve. For example, the yield on one-year T-bills ended the reporting period at 2.63%, which was above the yield on five-year securities, which ended at 2.51%. After reaching as high as 3.24% in early November 2018, the yield on the 10-year Treasury fell sharply to end the reporting period at 2.69%. The broad fixed income market returned 1.65% for the reporting period as measured by the benchmark Bloomberg Barclays U.S. Aggregate Bond Index.

Early in the reporting period, investment grade credit had rebounded from a difficult first half of 2018, posting strong excess returns versus Treasuries. The segment was able to overcome a negative technical backdrop that included sharply declining demand from non-U.S. investors as European quantitative easing slowed. However, financial conditions tightened as equity volatility rose sharply in the final months of the reporting period, stock markets declined significantly and spreads moved wider in response to weakening global growth, trade worries, Fed action, lower oil prices and investor outflows from risk assets. In the end, excess returns were negative for investment grade credit versus Treasuries over the six-month reporting period.

Overall during the reporting period, the mortgage-backed securities (MBS) underperformed duration matched Treasuries. Earlier in the reporting period, the net supply of MBS rose as summer seasonal issuance increased, while demand slowed from banks as well as foreign buyers, due to increased dollar hedging costs. Despite these factors, the segment performed well as demand from money managers increased, while range bound rates and low levels of volatility provided a favorable backdrop for MBS. However, in the final months of the reporting period, interest rate and broad market volatility proved to be a tough environment for the MBS sector, which underperformed duration matched Treasuries. Soft fundamentals and negative technicals also weighed on the segment.

Securitized sectors posted mixed performance overall for the reporting period as valuations improved for asset-backed securities (ABS) while valuations for commercial mortgage-backed securities (CMBS) declined. Strong job growth and solid corporate earnings provided support for consumer ABS and the commercial real estate market. Within the securitized sectors, investors continued to move down in quality in search of cheaper bonds and higher yields early in the reporting period. However, these sectors were not immune to the volatility that overshadowed the fixed income markets in the final months of 2018. Although both the CMBS and ABS sectors posted negative excess returns in the fourth quarter 2018, a strong third quarter 2018 for ABS allowed the segment to produce a positive excess return overall for six-month reporting period.

In the first few months of the reporting period, high yield credit performed well with spreads reaching cycle lows as economic activity and the supply technical remained highly supportive. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. However, in the final months of the reporting period, the high yield market sold off sharply driven by concerns about growth, Fed rate hikes, trade tensions and questions regarding the length of the credit cycle. Both high yield and leveraged loans saw large investor outflows, accelerating into the end of the reporting period, which drove prices lower despite the positive technical of limited issuance. Nonetheless, credit fundamentals remained solid.

Emerging market (EM) debt was under pressure early on as concerns about tighter global funding conditions and increasing trade tensions took their toll on commodity prices and country specific events in Argentina and Turkey led to outflows and wider spreads. However, the sector’s performance improved in response to policy actions in key EM countries, including stimulus in China and steps in Argentina and Turkey to respond to market pressures. In addition, the segment was supported by signs from central bankers that the Fed and European Central Bank were likely to be responsive to a deterioration in financial conditions when considering further policy actions. Nonetheless, heading into the end of the reporting period, EM struggled along with other risk sectors in the face of growth fears and trade tensions.

Early in the reporting period, yields rose globally as the Fed continued to raise rates, economic growth continued despite trade dislocations and many central banks signaled comfort with ongoing normalization plans. Although remaining measured, the European Central Bank (ECB) signaled growing confidence in firming inflation. In the U.K., the Bank of England raised interest rates amid greater confidence in the country’s outlook. As the reporting period progressed, global developed market yields fell and yield curves flattened, driven by concerns that slowing global growth and lower oil prices would push down inflation expectations. Global manufacturing and export growth continued to decelerate as tighter financial conditions and trade tensions hurt economic confidence. Brexit uncertainty lingered and France was negatively impacted by the “yellow vest” populist political protests.

The Fund’s performance shortfall entirely occurred in the second half of the reporting period and was driven by our broad overweight to credit sectors, which sold off sharply. In particular, our allocations to the preferred/contingent capital (CoCo) securities and high yield sectors were the largest detractors to performance. In addition, the Fund’s overweight to investment grade corporates was also a drag on results. Spreads widened sharply across all credit oriented sectors during the reporting period, particularly driven by heavy investor outflows late in the reporting period as market liquidity declined, magnifying price impacts. High yield spreads widened sharply by 163 basis points over the six-month reporting period to the end of the reporting period at 526 basis points over Treasuries, whereas investment grade spreads were 27 basis points wider, ending the reporting period at 143 basis points over Treasuries. The preferred and CoCo segment, in particular, was weighed down by nagging geopolitical headlines concerning Brexit, a fragile agreement between Italy and the European Union (EU) regarding the Italian budget, increasingly tense trade war rhetoric between the U.S. and China, and a handful of idiosyncratic headlines for names like General Electric, General Motors and Pacific Gas & Electric.

Security selection within the investment grade corporate segment was a small positive contributor to performance. The positive impact from our overweight to financials more than offset the drag from an overweight to BBB rated issues, which underperformed the A rated issues.

Broader non-corporate sector exposures did not have much impact on the Fund’s performance, although positions ABS added modestly to returns. The Fund’s positioning in non-dollar bonds was light and the performance impact was minimal. Currency positioning had no impact because the Fund’s foreign positions were hedged.

Our defensive interest rate positioning was a significant detractor from relative performance as rates declined due to market turmoil in the second half of the reporting period. However, this was largely offset by gains from our positioning along the yield curve.

During the reporting period, we also continued to use various derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negative impact on performance during the reporting period.

We used forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the six-month reporting period. In the first few months of the reporting period, high yield credit performed well with spreads reaching their tightest levels of this cycle. Solid global economic growth kept fundamentals in the high yield market firm while the supply technical remained highly supportive. Many of the same technical factors that have kept high yield spreads straddling cyclical lows earlier in the reporting period remained largely in place

Portfolio Managers’ Comments (continued)

including strong demand for U.S. credit from overseas buyers, limited net new issue supply and stabilizing retail flows. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. During the first half of the reporting period, lower rated CCC bonds continued to lead among the rating groups, while BB rated securities underperformed as investors sought out shorter duration, wider-spread credit to offset rising interest rates.

However, in the final months of the reporting period, the high yield market sold off sharply driven by concerns about economic growth, Federal Reserve (Fed) rate hikes, trade tensions and questions regarding the length of the credit cycle. Unlike earlier in the 2018, lower quality, CCC rated securities underperformed during the sell-off due to credit worries and lower liquidity within the segment. Both the high yield and leveraged loan sectors saw large investor outflows, accelerating into year end, which drove prices lower despite the positive technical of limited issuance. Nonetheless, credit fundamentals remained solid. Balance sheet leverage and interest coverage remained consistent with mid-cycle expansion and earnings continued to validate strong fundamentals, even as earnings growth rates moderated. Also, default rates remained subdued. High yield spreads widened sharply by 163 basis points over the six-month reporting period to the end of the reporting period at 526 basis points over Treasuries. The sector underperformed the majority of other fixed income asset classes during the reporting period, returning -2.24% as measured by the benchmark Bloomberg Barclays High Yield 2% Issuer Capped Bond Index. From an industry standpoint, the weakest spots within the U.S. high yield market were energy and finance companies, whereas the non-cyclical and communications industries performed best, although still in negative territory.

The preferred and contingent capital (CoCo) securities segment also came under pressure during the reporting period, along with the sell-off in high yield credit and risk assets generally. The preferred/CoCo sector was pressured by geopolitical headlines concerning Brexit, negotiations between Italy and the European Union regarding the Italian budget, and a handful of idiosyncratic headlines for names like General Electric, General Motors and Pacific Gas & Electric. However, leveraged loans outperformed high yield bonds during the reporting period because of the floating rate and secured features of loans, despite headwinds in the segment due to heavy supply.

The Fund’s underperformance during the reporting period was mainly driven by security selection and relative weightings in several industries. The primary detractor from Fund performance was an overweight to basic industries and the impact from cyclical exposures generally, including capital goods, retail and home construction. These industries underperformed in light of market concerns about economic growth. In the energy sector, performance was negatively impacted by our security selection as higher beta holdings suffered later in the reporting period amid market pressures from lower oil prices. However, an underweight to energy in aggregate moderated the negative impact from the sector. Underweights to communications and health care detracted from performance because these industries fared better than the overall market during the reporting period. Fund positioning in the food and beverage industry was a positive factor. Exposure to loans in the Fund also added to relative performance.

The Fund’s positioning in preferred and CoCo securities, which had been a source of outperformance earlier in 2018, was a marginal drag on performance as the sector sold off in tandem with the broad risk sell off impacting other credit sectors. The sector continued to exhibit solid fundamentals, but given the breadth of pressure on risk assets, market volatility, as well as headlines out of Europe, the sector lagged high yield marginally and didn’t provide any offset versus the decline in high yield corporates.

During the reporting period, we also continued to use various derivative instruments. We used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was negligible.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a negligible impact on performance during the reporting period. The Fund also used credit default swaps to hedge the Fund’s high yield credit exposure. These positions had a negative impact on performance during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) performed in line with the Bloomberg Barclays U.S. TIPS Index and outperformed the Lipper Inflation-Protected Bond Funds Classification Average for the six-month reporting period. Citing strong economic growth and job gains, the Federal Reserve (Fed) raised interest rates two times in September and in December 2018, despite increased market volatility and tightening financial conditions as the reporting period progressed. At the September meeting, the Fed removed the long-standing “accommodative” language from its interest rate positioning statement, marking the end of an era of easy U.S. monetary policy. In December, however, policymakers acknowledged some headwinds and lowered projections for U.S. gross domestic product (GDP) and inflation, while signaling the likelihood for fewer rate hikes in 2019. For the six-month reporting period as a whole, Treasury yields increased for the shortest maturities at the front end of the yield curve, driven by the Fed rate hikes. However, investors priced in expectations for the Fed to reverse course and ease in 2019 for securities with maturities of one year or more, helping to drive an inversion at the front end of the Treasury yield curve. For example, the yield on one-year T-bills ended the reporting period at 2.63%, which was higher than yields on five-year securities, which ended at 2.51%. After reaching as high as 3.24% in early November 2018, the yield on the 10-year Treasury fell sharply to end the reporting period at 2.69%.

The Treasury inflation-protected securities (TIPS) market significantly underperformed nominal Treasuries and was one of the weakest areas within the fixed income market during the reporting period. The market was weighed down by concerns that the Fed would continue to tighten rates too quickly combined with slowing U.S. and global growth. After dropping slightly early in the reporting period, investor flows into the TIPS asset class bounced back, peaking in early September 2018 before turning negative again through the end of the reporting period, aggravating negative TIPS price action. Although oil price levels reached new highs in late June 2018, which had supported TIPS in the previous reporting period, they dropped precipitously throughout the second half of the year. Real yields moved higher (and therefore prices were lower) across the TIPS yield curve during the reporting period. For five-year TIPS, real yields increased 34 basis points, ending 2018 at 1.00%. However, yields for 10-year TIPS ended the reporting period only 23 basis points higher and at 0.97%, which inverted the five-to-10 year part of the curve, meaning that five-year TIPS were yielding more than 10-year TIPS. Yields for 30-year TIPS crossed the 1% threshold and ended the reporting period 34 basis points higher at 1.21% by year end. In the first few months of the reporting period, breakeven spreads were little changed across the TIPS curve, trading in a very narrow range as investors’ appetite for inflation protection appeared to have moderated. However, in the second half of the reporting period, risk asset and energy market volatility caused TIPS breakeven spreads to collapse. (Breakeven spreads measure the difference between the yields of nominal Treasuries versus TIPS with the same maturity.) The TIPS sector returned -1.24% as measured by the Bloomberg Barclays U.S. TIPS Index, versus 1.96% for the Bloomberg Barclays U.S. Treasury Index.

Early in the reporting period, investment grade credit had rebounded from a difficult first half of the 2018, posting strong excess returns versus Treasuries. The segment was able to overcome a negative technical backdrop that included sharply declining demand from non-U.S. investors as European quantitative easing slowed. However, financial conditions tightened as equity volatility rose sharply in the final months of the reporting period, stock markets declined significantly and spreads moved wider in response to weakening global growth, trade worries, Fed action, lower oil prices and investor outflows from risk assets. In the end, excess returns were negative for investment grade credit versus Treasuries over the reporting period.

In the first few months of the reporting period, high yield credit also performed well with spreads reaching cycle lows as economic activity and the supply technical remained highly supportive. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. However, in the final months of the reporting period, the high yield market sold off sharply driven by concerns about growth, Fed rate hikes, trade tensions and questions regarding the length of the credit cycle. The high yield market saw large investor outflows, accelerating into year end 2018, which drove prices lower despite the positive technical of limited issuance. Nonetheless, credit fundamentals remained solid.

Overall during the reporting period, the mortgage-backed securities (MBS) underperformed duration matched Treasuries. Earlier in the reporting period, the net supply of MBS rose as summer seasonal issuance increased, while demand slowed from banks as well as foreign buyers, due to increased dollar hedging costs. Despite these factors, the segment performed well as demand from money managers increased, while range bound rates and low levels of volatility provided a favorable backdrop for MBS. However, in the final months of the reporting period, interest rate and broad market volatility proved to be a tough environment for the MBS sector, which underperformed duration matched Treasuries. Soft fundamentals and negative technicals also weighed on the segment.

Securitized sectors posted mixed performance overall for the reporting period as valuations improved for asset-backed securities (ABS) while valuations for commercial mortgage-backed securities (CMBS) declined. Strong job growth and solid corporate earnings provided support for consumer ABS and the commercial real estate market. Within the securitized sectors, investors continued to

Portfolio Managers’ Comments (continued)

move down in quality in search of cheaper bonds and higher yields early in the reporting period. However, these sectors were not immune to the volatility that overshadowed the fixed income markets in the final months of the reporting period. Although both the CMBS and ABS sectors posted negative excess returns in the fourth quarter 2018, a strong third quarter 2018 for ABS allowed the segment to produce a positive excess return overall for six-month reporting period.

The Fund’s results during the reporting period were aided by our underweight position in TIPS in favor of modest exposures to some non-government spread sectors, including ABS, CMBS and MBS. These sectors each outperformed the TIPS segment to varying degrees over the reporting period. Although the Fund’s TIPS exposure represented approximately 85% of the portfolio by year end, this position still represented a significant underweight versus the index’s 100% TIPS exposure.

The Fund also benefited from our interest rate positioning throughout the reporting period. As noted above, short-term rates in both the nominal and TIPS markets rose fairly significantly. We had positioned the Fund with a shorter duration than the benchmark throughout the reporting period. This shorter duration stance lessened the Fund’s interest rate sensitivity, which proved beneficial in light of the move higher in real rates. The Fund ended the reporting period with a duration of 6.96 years, which was shorter than the 7.26 year duration of the Bloomberg Barclays TIPS Index. Also, our yield curve positioning was biased toward the long end of the curve with an underweight to the front end, which aided the Fund’s results.

We also used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negligible impact on performance during the reporting period.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Bloomberg Barclays 1-3 Year Government/Credit Bond Index and outperformed the Lipper Short Investment Grade Debt Funds Classification Average for the six-month reporting period. Citing strong economic growth and job gains, the Federal Reserve (Fed) raised interest rates two times in September and in December 2018, despite increased market volatility and tightening financial conditions as the reporting period progressed. At the September meeting, the Fed removed the long-standing “accommodative” language from its interest rate positioning statement, marking the end of an era of easy U.S. monetary policy. In December, however, policymakers acknowledged some headwinds and lowered projections for U.S. gross domestic product (GDP) and inflation, while signaling the likelihood for fewer rate hikes in 2019. For the six-month reporting period as a whole, Treasury yields increased for the shortest maturities at the front end of the yield curve, driven by the Fed rate hikes. However, the Treasury curve flattened as volatility increased and markets began to price out future rate increases by the Fed. After reaching as high as 3.24% in early November 2018, the yield on the 10-year Treasury fell sharply to end the reporting period at 2.69%. The return of the Fund’s shorter duration benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, was 1.52%.

Early in the reporting period, investment grade credit had rebounded from a difficult first half of 2018, posting strong excess returns versus Treasuries. The segment was able to overcome a negative technical backdrop that included sharply declining demand from non-U.S. investors as European quantitative easing slowed. However, financial conditions tightened as equity volatility rose sharply in the final months of the reporting period, stock markets declined significantly and spreads moved wider in response to weakening global growth, trade worries, Fed action, lower oil prices and investor outflows from risk assets. In the end, excess returns were negative for short-term investment grade credit versus Treasuries over the reporting period.

The market backdrop was significantly different between the first and the second halves of the reporting period, reflecting the above mentioned dynamics. As a result, most of the Fund’s positioning was awash in terms of performance contributions over the full reporting period. For example, in the first three months of the reporting period, an overweight to investment grade corporate bonds contributed positively to the Fund’s relative results. After widening during the first half of 2018, spreads moved tighter for short duration investment grade credit versus duration matched Treasuries. Within investment grade, the Fund also carried overweights to the industrial and financial industries, which outperformed the index. However, this same overweight detracted from the Fund’s relative results in the reporting period’s second half. Spreads widened out again for short duration investment grade credit versus duration matched Treasuries in the risk-off environment. While fundamentals remained stable, weakening fund flows and tighter liquidity conditions served as key headwinds in the credit sectors.

Likewise, securitized product sectors provided positive relative performance during the first three months of the reporting period. The asset-backed securities (ABS) sector represented a high quality, liquid segment of the portfolio that generated incremental yield. Short duration commercial mortgaged-backed securities (CMBS) and residential mortgaged-backed securities (MBS) also aided results as both sectors continued to provide attractive yield profiles, while exhibiting stability amidst broader market volatility. In addition, we maintained the Fund’s exposure to floating rate securities, which proved beneficial as rates rose at the front end of the yield curve. However, the overweight to securitized product sectors, particularly non-agency MBS and CMBS, detracted from relative performance during the last three months of the reporting period. Both the non-agency MBS and CMBS sectors suffered from negative technicals and broader market volatility.

Additionally, the Fund’s modest exposure to short duration, high yield credit detracted from relative performance. In the final months of the reporting period, the high yield market sold off sharply driven by concerns about growth, Fed rate hikes, trade tensions and questions regarding the length of the credit cycle. The segment saw large investor outflows, accelerating into the end of the reporting period, which drove prices lower despite the positive technical of limited issuance. The Fund’s high yield exposure is focused on bonds rated BB and single B with two- to four-year maturities.

Also noted above, the yield curve inverted during the reporting period as short rates rose more than longer term rates, driven by Fed rate hikes. However, our yield curve positioning had little impact on the Fund’s performance over the reporting period. We also continued to position the Fund’s duration (or interest rate sensitivity) moderately short relative to its benchmark throughout the reporting period. Although this had a positive impact on performance in the first half of the reporting period as the short end of the Treasury curve moved higher, much of the benefit was offset in the second half of the reporting period as rates fell across most of the yield curve except for the shortest maturities.

In addition, we used U.S. Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negligible impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the six-month reporting period. Citing strong economic growth and job gains, the Federal Reserve (Fed) raised interest rates two times in September and in December 2018, despite increased market volatility and tightening financial conditions as the reporting period progressed. At the September meeting, the Fed removed the long-standing “accommodative” language from its interest rate positioning statement, marking the end of an era of easy U.S. monetary policy. In December, however, policymakers acknowledged some headwinds and lowered projections for U.S. gross domestic product (GDP) and inflation, while signaling the likelihood for fewer rate hikes in 2019. For the six-month reporting period as a whole, Treasury yields increased for the shortest maturities at the front end of the yield curve, driven by the Fed rate hikes. However, investors priced in expectations for the Fed to reverse course and ease next year for securities with maturities of one year or more, helping to drive an inversion at the front end of the Treasury yield curve. For example, the yield on one-year T-bills ended the reporting period at 2.63%, which was above the yield on five-year securities, which ended at 2.51%. After reaching as high as 3.24% in early November 2018, the yield on the 10-year Treasury fell sharply to end the reporting period at 2.69%. The broad fixed income market returned 1.65% for the reporting period as measured by the benchmark Bloomberg Barclays U.S. Aggregate Bond Index.

Early in the reporting period, investment grade credit had rebounded from a difficult first half of 2018, posting strong excess returns versus Treasuries. The segment was able to overcome a negative technical backdrop that included sharply declining demand from non-U.S. investors as European quantitative easing slowed. However, financial conditions tightened as equity volatility rose sharply in the final months of the reporting period, stock markets declined significantly and spreads moved wider in response to weakening global growth, trade worries, Fed action, lower oil prices and investor outflows from risk assets. In the end, excess returns were negative for investment grade credit versus Treasuries over the six-month reporting period.

Overall during the reporting period, the mortgage-backed securities (MBS) underperformed duration matched Treasuries. Earlier in the reporting period, the net supply of MBS rose as summer seasonal issuance increased, while demand slowed from banks as well as foreign buyers, due to increased dollar hedging costs. Despite these factors, the segment performed well as demand from money managers increased, while range bound rates and low levels of volatility provided a favorable backdrop for MBS. However, in the

Portfolio Managers’ Comments (continued)

final months of 2018, interest rate and broad market volatility proved to be a tough environment for the MBS sector, which underperformed duration matched Treasuries. Soft fundamentals and negative technicals also weighed on the segment.

Securitized sectors posted mixed performance overall for the reporting period as valuations improved for asset-backed securities (ABS) while valuations for commercial mortgage-backed securities (CMBS) declined. Strong job growth and solid corporate earnings provided support for consumer ABS and the commercial real estate market. Within the securitized sectors, investors continued to move down in quality in search of cheaper bonds and higher yields early in the reporting period. However, these sectors were not immune to the volatility that overshadowed the fixed income markets in the final months of the reporting period. Although both the CMBS and ABS sectors posted negative excess returns in the fourth quarter 2018, a strong third quarter 2018 for ABS allowed the segment to produce a positive excess return overall for six-month reporting period.

In the first few months of the reporting period, high yield credit performed well with spreads reaching cycle lows as economic activity and the supply technical remained highly supportive. Adding to the positive backdrop was a healthy earnings environment and continued supportive financing markets, which helped keep default rates well contained. However, in the final months of the reporting period, the high yield market sold off sharply driven by concerns about growth, Fed rate hikes, trade tensions and questions regarding the length of the credit cycle. Both high yield and leveraged loans saw large investor outflows, accelerating into year end, which drove prices lower despite the positive technical of limited issuance. Nonetheless, credit fundamentals remained solid.

Emerging market (EM) debt was under pressure early on as concerns about tighter global funding conditions and increasing trade tensions took their toll on commodity prices and country-specific events in Argentina and Turkey led to outflows and wider spreads. However, the sector’s performance improved in response to policy actions in key EM countries, including stimulus in China and steps in Argentina and Turkey to respond to market pressures. In addition, the segment was supported by signs from central bankers that the Fed and European Central Bank were likely to be responsive to a deterioration in financial conditions when considering further policy actions. Nonetheless, heading into the end of the reporting period, EM struggled along with other risk sectors in the face of growth fears and trade tensions.

Early in the reporting period, yields rose globally as the Fed continued to raise rates, economic growth continued despite trade dislocations and many central banks signaled comfort with ongoing normalization plans. Although remaining measured, the European Central Bank (ECB) signaled growing confidence in firming inflation. In the U.K., the Bank of England raised interest rates amid greater confidence in the country’s outlook. As the reporting period progressed, global developed market yields fell and yield curves flattened, driven by concerns that slowing global growth and lower oil prices would push down inflation expectations. Global manufacturing and export growth continued to decelerate as tighter financial conditions and trade tensions hurt economic confidence. Brexit uncertainty lingered and France was negatively impacted by the “yellow vest” protests.

The Fund’s performance shortfall entirely occurred in the second half of the reporting period and was driven by our broad overweight to credit sectors, which sold off sharply. In particular, our allocations to the high yield and preferred/contingent capital (CoCo) securities sectors were the largest detractors to performance. Also, the Fund’s overweight to investment grade corporates was a meaningful drag on results. Spreads widened sharply across all credit oriented sectors during the reporting period, particularly driven by heavy investor outflows late in the year as market liquidity declined, magnifying price impacts. High yield spreads widened sharply by 163 basis points over the six-month reporting period to end the reporting period at 526 basis points over Treasuries, whereas investment grade spreads were 27 basis points wider, ending the reporting period at 143 basis points over Treasuries. The preferred and CoCo segment, in particular, was weighed down by nagging geopolitical headlines concerning Brexit, a fragile agreement between Italy and the European Union (EU) regarding the Italian budget, increasingly tense trade war rhetoric between the U.S. and China, and a handful of idiosyncratic headlines for names like General Electric, General Motors and Pacific Gas & Electric.

Security selection within the investment grade corporate segment had a negligible impact on performance. The positive impact from our overweight to financials more than offset the drag from an overweight to BBB rated issues, which underperformed A rated issues.

Broader non-corporate sector exposures also did not have much impact on the Fund’s performance, although positions ABS added modestly to returns. The Fund’s positioning in non-dollar bonds was light and the performance impact was minimal. Currency positioning had little impact because we closed out these positions following small gains early in the reporting period.

Our defensive interest rate positioning detracted from relative performance as rates declined due to market turmoil in the second half of the reporting period. However, this was partially offset by gains from our positioning along the yield curve.

During the reporting period, we also continued to use various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a negative impact on performance during the reporting period.

In addition, we entered into credit default swaps as a way to take on broad high yield exposure amid some repositioning in the portfolio. The effect of these activities on performance was negligible during the reporting period.

The Fund also used interest rate swaps as part of an overall portfolio construction strategy to manage portfolio duration. The effect of these activities on performance was positive during the period.

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.95%	(1.08)%	1.74%	4.27%
Class A Shares at maximum Offering Price	(2.05)%	(4.02)%	1.12%	3.96%
Bloomberg Barclays U.S. Aggregate Bond Index	1.65%	0.01%	2.52%	3.48%
Lipper Core Bond Classification Average	1.01%	(0.69)%	2.20%	4.19%

Class I Shares	1.08%	(0.83)%	2.00%	4.49%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.57%	(1.83)%	1.00%	1.31%

	Cumulative		Average Annual
	6-Month		1-Year	Since Inception
Class R6 Shares	1.19%		(0.72)%	0.83%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.96%	1.71%	0.65%	0.71%
Net Expense Ratios	0.78%	1.53%	0.47%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.38%	(2.05)%	2.10%	5.36%
Class A Shares at maximum Offering Price	(3.88)%	(6.22)%	1.22%	4.90%
Bloomberg Barclays U.S. Aggregate Bond Index	1.65%	0.01%	2.52%	3.48%
Lipper Core Bond Plus Classification Average	0.88%	(0.90)%	2.45%	5.05%

Class C Shares	0.07%	(2.65)%	1.36%	4.58%
Class R3 Shares	0.36%	(2.17)%	1.89%	5.13%
Class I Shares	0.59%	(1.74)%	2.36%	5.64%

	Cumulative		Average Annual
	6-Month		1-Year	Since Inception
Class R6 Shares	0.59%		(1.65)%	1.59%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.90%	1.65%	1.15%	0.59%	0.65%
Net Expense Ratios	0.77%	1.52%	1.02%	0.46%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.57)%	(4.61)%	1.77%	9.82%
Class A Shares at maximum Offering Price	(9.05)%	(9.16)%	0.78%	9.30%
Bloomberg Barclays High Yield 2% Issuer Capped Index	(2.24)%	(2.08)%	3.84%	11.14%
Lipper High Current Yield Funds Classification Average	(2.53)%	(2.84)%	2.65%	9.25%

Class C Shares	(4.96)%	(5.37)%	1.01%	9.05%
Class R3 Shares	(4.68)%	(4.91)%	1.52%	9.55%
Class I Shares	(4.57)%	(4.49)%	2.02%	10.12%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.09%	1.85%	1.35%	0.84%
Net Expense Ratios	1.05%	1.80%	1.30%	0.80%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.23)%	(1.63)%	1.08%	3.36%
Class A Shares at maximum Offering Price	(5.40)%	(5.80)%	0.20%	2.91%
Bloomberg Barclays U.S. TIPS Index	(1.24)%	(1.26)%	1.69%	3.64%
Lipper Inflation-Protected Bond Funds Classification Average	(1.60)%	(1.64)%	0.84%	2.85%

Class C Shares	(1.67)%	(2.38)%	0.34%	2.64%
Class R3 Shares	(1.35)%	(1.81)%	0.77%	3.03%
Class I Shares	(1.19)%	(1.36)%	1.34%	3.65%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(1.08)%	(1.16)%	0.60%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.97%	1.72%	1.22%	0.48%	0.72%
Net Expense Ratios	0.78%	1.53%	1.03%	0.28%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.56% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.31%	1.32%	1.10%	2.79%
Class A Shares at maximum Offering Price	0.93%	(1.00)%	0.64%	2.55%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index	1.52%	1.60%	1.03%	1.52%
Lipper Short Investment Grade Debt Funds Classification Average	0.93%	1.03%	1.17%	2.64%

Class I Shares	1.43%	1.57%	1.34%	3.01%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.90%	0.51%	0.34%	0.99%
Class R3 Shares	1.16%	1.01%	0.81%	1.44%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.43%	1.56%	1.51%

Since inception return for Class C, Class R3 and Class R6 Shares are from 10/28/09, 9/22/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.75%, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.78%	1.54%	1.03%	0.49%	0.53%
Net Expense Ratios	0.72%	1.47%	0.97%	0.42%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.94)%	(3.36)%	2.22%	7.11%
Class A Shares at maximum Offering Price	(5.13)%	(7.46)%	1.33%	6.65%
Bloomberg Barclays U.S. Aggregate Bond Index	1.65%	0.01%	2.52%	3.48%
Lipper Multi-Sector Income Funds Classification Average	(0.54)%	(1.60)%	2.56%	6.36%

Class C Shares	(1.32)%	(4.04)%	1.47%	6.31%
Class R3 Shares	(1.15)%	(3.67)%	1.95%	6.80%
Class I Shares	(0.82)%	(3.13)%	2.48%	7.37%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(0.82)%	(3.03)%	1.69%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.93%	1.68%	1.18%	0.60%	0.68%
Net Expense Ratios	0.83%	1.58%	1.08%	0.50%	0.58%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Yields    as of December 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.72%	2.04%	3.06%	3.07%
SEC 30-Day Yield-Subsidized	3.02%	2.39%	3.39%	3.36%
SEC 30-Day Yield-Unsubsidized	2.81%	2.16%	3.18%	3.14%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	2.73%	2.06%	2.61%	3.08%	3.09%
SEC 30-Day Yield-Subsidized	3.35%	2.74%	3.25%	3.79%	3.75%
SEC 30-Day Yield-Unsubsidized	3.22%	2.61%	3.11%	3.67%	3.61%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	6.60%	6.08%	6.62%	7.18%
SEC 30-Day Yield-Subsidized	7.32%	6.94%	7.45%	7.94%
SEC 30-Day Yield-Unsubsidized	7.31%	6.91%	7.42%	7.92%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	2.10%	1.43%	1.93%	2.43%	2.40%
SEC 30-Day Yield-Subsidized	2.48%	1.85%	2.34%	3.02%	2.84%
SEC 30-Day Yield-Unsubsidized	2.36%	1.85%	2.20%	2.90%	2.66%

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	2.04%	1.28%	1.84%	2.33%	2.33%
SEC 30-Day Yield-Subsidized	2.54%	1.85%	2.35%	2.87%	2.84%
SEC 30-Day Yield-Unsubsidized	2.46%	1.77%	2.26%	2.80%	2.76%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	3.28%	2.80%	3.32%	3.81%	3.82%
SEC 30-Day Yield-Subsidized	4.20%	3.63%	4.13%	4.73%	4.63%
SEC 30-Day Yield-Unsubsidized	4.06%	3.49%	3.99%	4.59%	4.50%

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of December 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	49.2%

Asset-Backed and Mortgage-Backed Securities	38.1%

U.S. Government and Agency Obligations	9.0%

Municipal Bonds	0.8%

$1,000 Par (or similar) Institutional Preferred	0.5%

Money Market Funds	1.9%

Other Assets Less Liabilities	0.5%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Diversified Financial Services	14.4%

Capital Markets	12.0%

Insurance	8.4%

Banks	8.0%

Media	5.7%

Diversified Telecommunication Services	4.6%

Food & Staples Retailing	3.4%

Biotechnology	2.8%

Consumer Finance	2.7%

Hotels, Restaurants & Leisure	2.6%

Energy Equipment & Services	2.5%

Semiconductors & Semiconductor Equipment	2.2%

Oil, Gas & Consumable Fuels	2.2%

Health Care Providers & Services	2.0%

Automobiles	1.9%

Machinery	1.9%

Equity Real Estate Investment Trusts	1.7%

Chemicals	1.7%

Other	19.3%

Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	28.6%

AAA	12.1%

AA	9.7%

A	28.5%

BBB	21.1%

Total	100%

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	41.4%

Asset-Backed and Mortgage-Backed Securities	40.9%

$1,000 Par (or similar) Institutional Preferred	5.4%

U.S. Government and Agency Obligations	4.7%

Sovereign Debt	3.3%

Contingent Capital Securities	2.6%

Municipal Bonds	0.7%

Investments Purchased with Collateral from Securities Lending	0.4%

Money Market Funds	5.7%

Other Assets Less Liabilities	(5.1)%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Capital Markets	12.8%

Diversified Financial Services	11.5%

Banks	8.2%

Insurance	6.5%

Oil, Gas & Consumable Fuels	6.4%

Diversified Telecommunication Services	4.1%

Energy Equipment & Services	3.3%

Aerospace & Defense	3.1%

Media	3.0%

Food & Staples Retailing	2.5%

Specialty Retail	2.3%

Equity Real Estate Investment Trusts	2.3%

Chemicals	2.2%

Beverages	2.2%

Food Products	2.1%

Consumer Finance	2.0%

Machinery	1.9%

Wireless Telecommunication Services	1.9%

Airlines	1.8%

Health Care Providers & Services	1.7%

Other	18.2%

Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	23.9%

AAA	16.8%

AA	3.7%

A	21.6%

BBB	26.2%

BB or Lower	7.8%

Total	100%

Holding Summaries as of December 31, 2018 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	85.8%

$1,000 Par (or similar) Institutional Preferred	3.1%

Contingent Capital Securities	2.8%

Variable Rate Senior Loan Interests	2.7%

$25 Par (or similar) Retail Preferred	0.9%

Sovereign Debt	0.4%

Common Stocks	0.0%

Warrants	0.0%

Investments Purchased with Collateral from Securities Lending	10.0%

Money Market Funds	2.0%

Other Assets Less Liabilities	(7.7)%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Metals & Mining	11.4%

Oil, Gas & Consumable Fuels	9.0%

Chemicals	6.6%

Media	6.3%

Commercial Services & Supplies	5.0%

Diversified Telecommunication Services	5.0%

Diversified Financial Services	4.4%

Specialty Retail	4.1%

Food & Staples Retailing	4.0%

Electric Utilities	3.8%

Energy Equipment & Services	3.8%

Wireless Telecommunication Services	3.7%

Hotels, Restaurants & Leisure	3.0%

Consumer Finance	2.5%

Capital Markets	2.4%

Household Durables	2.2%

Food Products	1.7%

Pharmaceuticals	1.7%

Other	19.4%

Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

U.S. Treasury/Agency	0.6%

BBB	3.8%

BB or Lower	94.4%

N/R (not rated)	1.2%

Total	100%

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

U.S. Government and Agency Obligations	87.2%

Asset-Backed and Mortgage-Backed Securities	10.2%

Corporate Bonds	1.6%

Sovereign Debt	0.3%

Investments Purchased with Collateral from Securities Lending	0.1%

Money Market Funds	0.5%

Other Assets Less Liabilities	0.1%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	87.8%

AAA	3.8%

AA	0.6%

A	0.4%

BBB	6.5%

BB or Lower	0.9%

Total	100%

Holding Summaries as of December 31, 2018 (continued)

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	46.3%

Corporate Bonds	37.1%

U.S. Government and Agency Obligations	13.9%

Investments Purchased with Collateral from Securities Lending	0.0%

Money Market Funds	3.2%

Other Assets Less Liabilities	(0.5)%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Diversified Financial Services	14.2%

Banks	13.8%

Capital Markets	9.4%

Insurance	8.0%

Automobiles	4.7%

Consumer Finance	4.6%

Diversified Telecommunication Services	4.5%

Food Products	3.4%

Media	3.3%

Wireless Telecommunication Services	3.2%

Oil, Gas & Consumable Fuels	2.8%

Electric Utilities	2.3%

Biotechnology	2.2%

Hotels, Restaurants & Leisure	2.0%

Health Care Providers & Services	2.0%

Other	19.6%

Total	100%

Portfolio Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	15.9%

AAA	31.5%

AA	7.7%

A	23.7%

BBB	18.4%

BB or Lower	1.6%

NIR (not rated)	1.2%

Total	100%

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	54.0%

Asset-Backed and Mortgage-Backed Securities	20.9%

$1,000 Par (or similar) Institutional Preferred	9.6%

Contingent Capital Securities	7.0%

Sovereign Debt	5.2%

Variable Rate Senior Loan Interests	0.8%

U.S. Government and Agency Obligations	0.8%

$25 Par (or similar) Retail Preferred	0.6%

Municipal Bonds	0.3%

Common Stocks	0.0%

Investments Purchased with Collateral from Securities Lending	1.3%

Money Market Funds	0.8%

Other Assets Less Liabilities	(1.3)%

Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Capital Markets	12.1%

Diversified Financial Services	10.6%

Oil, Gas & Consumable Fuels	7.1%

Insurance	6.7%

Banks	6.4%

Diversified Telecommunication Services	4.0%

Media	3.0%

Consumer Finance	2.7%

Aerospace & Defense	2.7%

Energy Equipment & Services	2.6%

Food & Staples Retailing	2.4%

Chemicals	2.3%

Commercial Services & Supplies	2.2%

Airlines	2.1%

Metals & Mining	2.0%

Beverages	1.9%

Specialty Retail	1.8%

Household Durables	1.7%

Semiconductors & Semiconductor Equipment	1.6%

Food Products	1.5%

Wireless Telecommunication Services	1.5%

Paper & Forest Products	1.4%

Other	19.7%

Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

U.S. Treasury/Agency	3.8%

AAA	12.4%

AA	2.0%

A	22.5%

BBB	36.9%

BB or Lower	22.4%

Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2018.

The beginning of the period for the funds is July 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.50	$1,005.70	$1,011.90	$1,010.80
Expenses Incurred During the Period	$3.95	$7.73	$2.38	$2.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.49	$1,022.84	$1,022.53
Expenses Incurred During the Period	$3.97	$7.78	$2.40	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 0.47% and 0.53% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.80	$1,000.70	$1,003.60	$1,005.90	$1,005.90
Expenses Incurred During the Period	$3.89	$7.67	$5.15	$2.33	$2.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.54	$1,020.06	$1,022.89	$1,022.58
Expenses Incurred During the Period	$3.92	$7.73	$5.19	$2.35	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02%, 0.46% and 0.52% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$954.30	$950.40	$953.20	$954.30
Expenses Incurred During the Period	$4.93	$8.60	$6.15	$3.69
Hypothetical Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.42
Expenses Incurred During the Period	$5.09	$8.89	$6.36	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.75% and 1.00% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$987.70	$983.30	$986.50	$989.20	$988.10
Expenses Incurred During the Period	$3.91	$7.65	$5.16	$1.50	$2.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.49	$1,020.01	$1,023.69	$1,022.53
Expenses Incurred During the Period	$3.97	$7.78	$5.24	$1.53	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 1.03%, 0.30% and 0.53% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.10	$1,009.00	$1,011.60	$1,014.30	$1,014.30
Expenses Incurred During the Period	$3.65	$7.44	$4.92	$2.13	$2.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.58	$1,017.80	$1,020.32	$1,023.09	$1,022.84
Expenses Incurred During the Period	$3.67	$7.48	$4.94	$2.14	$2.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.47%, 0.97%, 0.42% and 0.47% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$990.60	$986.80	$988.50	$991.80	$991.80
Expenses Incurred During the Period	$4.21	$7.96	$5.46	$2.51	$2.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.97	$1,017.19	$1,019.71	$1,022.68	$1,022.23
Expenses Incurred During the Period	$4.28	$8.08	$5.55	$2.55	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.59%, 1.09%, 0.50%, 0.59% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Core Bond Fund

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.7%

	CORPORATE BONDS – 49.2%

	Aerospace & Defense – 0.4%

$525	Rockwell Collins Inc.	3.500%	3/15/27	BBB+	$493,081

	Airlines – 0.2%

348	American Airlines Inc., Pass-Through Trust 2016-1A	3.575%	1/15/28	AA+	341,939

	Auto Components – 0.3%

355	Lear Corporation	5.375%	3/15/24	BBB–	365,183

	Automobiles – 0.9%

885	BMW US Capital LLC, 144A	3.450%	4/12/23	A+	878,516

325	General Motors Corporation	4.000%	4/01/25	BBB	303,802
1,210	Total Automobiles				1,182,318

	Banks – 3.9%

460	Barclays PLC	3.650%	3/16/25	A	424,000

525	BNP Paribas SA, 144A	4.375%	5/12/26	A	505,465

807	Fifth Third Bancorp.	3.500%	3/15/22	A–	808,387

360	Huntington Bancshares Inc./OH	4.000%	5/15/25	A–	362,037

400	ING Groep N.V	3.950%	3/29/27	A+	384,025

810	Santander UK PLC	2.125%	11/03/20	Aa3	790,957

570	SunTrust Banks Inc.	2.450%	8/01/22	A–	549,486

1,125	Wells Fargo & Company	3.550%	9/29/25	A+	1,090,490
5,057	Total Banks				4,914,847

	Beverages – 0.5%

315	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	297,484

420	Dr. Pepper Snapple Group Inc.	2.550%	9/15/26	BBB	361,399
735	Total Beverages				658,883

	Biotechnology – 1.4%

500	Baxalta, Inc.	4.000%	6/23/25	BBB–	489,046

630	Biogen Inc.	3.625%	9/15/22	A–	631,618

595	Celgene Corporation, Convertible Notes	3.625%	5/15/24	BBB+	580,267
1,725	Total Biotechnology				1,700,931

	Capital Markets – 5.9%

665	Charles Schwab Corporation	3.000%	3/10/25	A	642,871

1,280	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,340,148

800	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	904,313

365	Jefferies Group LLC	4.850%	1/15/27	BBB	348,968

Nuveen Core Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$730	Lazard Group LLC	3.625%	3/01/27	A–	$686,924

1,740	Morgan Stanley	4.000%	7/23/25	A	1,717,364

685	Morgan Stanley	3.950%	4/23/27	A–	646,166

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,094,400
7,370	Total Capital Markets				7,381,154

	Chemicals – 0.8%

500	Agrium Inc.	3.375%	3/15/25	BBB	464,710

550	LYB International Finance BV	4.000%	7/15/23	BBB+	552,602
1,050	Total Chemicals				1,017,312

	Commercial Services & Supplies – 0.3%

430	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	422,273

	Consumer Finance – 1.3%

490	Capital One Financial Corporation.	3.750%	3/09/27	A–	455,355

545	Discover Financial Services	5.200%	4/27/22	BBB+	565,376

640	John Deere Capital Corporation	2.650%	6/24/24	A	613,833
1,675	Total Consumer Finance				1,634,564

	Containers & Packaging – 0.4%

480	Packaging Corporation of America	3.650%	9/15/24	BBB	471,639

	Diversified Financial Services – 7.1%

710	American Express Company	2.650%	12/02/22	A	686,817

157	Bank of America Corporation	4.000%	4/01/24	A+	157,859

490	Bank of America Corporation	3.875%	8/01/25	A+	484,957

1,000	Bank of America Corporation	4.450%	3/03/26	A	989,420

140	Bank of America Corporation	3.419%	12/20/28	A+	130,859

990	Berkshire Hathaway Inc.	3.125%	3/15/26	AA	960,027

645	Citigroup Inc.	4.500%	1/14/22	A	658,991

650	Citigroup Inc.	3.300%	4/27/25	A	617,548

365	Citigroup Inc.	4.300%	11/20/26	A–	351,173

995	Cooperatieve Rabobank UA	3.875%	2/08/22	Aa3	1,005,951

635	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	534,230

505	JPMorgan Chase & Company	3.200%	1/25/23	AA–	497,614

695	JPMorgan Chase & Company	3.875%	9/10/24	A+	685,160

700	JPMorgan Chase & Company	4.260%	2/22/48	AA–	651,973

500	Voya Financial Inc.	3.650%	6/15/26	BBB	472,904
9,177	Total Diversified Financial Services				8,885,483

	Diversified Telecommunication Services – 2.3%

360	AT&T, Inc.	3.800%	3/15/22	A–	361,553

715	AT&T, Inc.	3.400%	5/15/25	A–	672,111

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$365	AT&T, Inc.	4.750%	5/15/46	A–	$324,858

340	Occidental Petroleum Corp	3.400%	4/15/26	A	332,820

525	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	506,226

750	Verizon Communications	4.125%	8/15/46	A–	662,622
3,055	Total Diversified Telecommunication Services				2,860,190

	Energy Equipment & Services – 1.3%

335	BP Capital Markets PLC	2.520%	9/19/22	A1	323,948

565	Chevron Corporation	2.355%	12/05/22	AA	547,109

590	HSBC Holdings PLC	6.800%	6/01/38	A+	697,463
1,490	Total Energy Equipment & Services				1,568,520

	Equity Real Estate Investment Trusts – 0.8%

635	American Tower Company	5.000%	2/15/24	BBB	656,824

380	Crown Castle International Corporation	3.700%	6/15/26	BBB	362,684
1,015	Total Equity Real Estate Investment Trusts				1,019,508

	Food & Staples Retailing – 1.7%

930	CVS Health Corporation	3.875%	7/20/25	BBB	906,690

730	Sysco Corporation	3.750%	10/01/25	A3	712,166

515	Walgreen Company	3.100%	9/15/22	BBB	502,357
2,175	Total Food & Staples Retailing				2,121,213

	Food Products – 0.7%

500	Bunge Limited Finance Company	3.250%	8/15/26	BBB	438,311

525	Kraft Heinz Foods Co	3.000%	6/01/26	BBB	468,582
1,025	Total Food Products				906,893

	Health Care Equipment & Supplies – 0.5%

630	Anthem Inc.	3.125%	5/15/22	A	620,713

	Health Care Providers & Services – 1.0%

1,215	UnitedHealth Group Inc.	2.875%	3/15/22	A+	1,205,283

	Hotels, Restaurants & Leisure – 1.3%

1,025	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,008,928

590	Spectra Energy Partners LP	4.750%	3/15/24	BBB+	606,290
1,615	Total Hotels, Restaurants & Leisure				1,615,218

	Household Durables – 0.4%

545	Newell Brands Inc.	4.200%	4/01/26	BBB–	532,896

	Insurance – 4.1%

131	AFLAC Insurance	6.450%	8/15/40	A–	158,106

620	American International Group, Inc.	3.750%	7/10/25	BBB+	593,904

375	CNA Financial Corporation	3.450%	8/15/27	BBB+	349,100

750	Lincoln National Corporation	4.000%	9/01/23	A–	764,519

Nuveen Core Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$600	MetLife Inc.	3.000%	3/01/25	A–	$574,915

940	Prudential Financial Inc.	3.500%	5/15/24	A	945,090

525	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	512,242

465	Symetra Financial Corporation	4.250%	7/15/24	Baa1	456,118

435	Unum Group	4.000%	3/15/24	BBB	431,735

365	Willis North America, Inc.	3.600%	5/15/24	BBB	356,346
5,206	Total Insurance				5,142,075

	Internet and Direct Marketing Retail – 0.5%

560	Amazon.com Incorporated.	3.800%	12/05/24	AA–	573,112

	Internet Software & Services – 0.5%

655	eBay Inc.	3.800%	3/09/22	BBB+	657,701

	IT Services – 0.8%

955	Visa Inc.	3.150%	12/14/25	AA–	938,923

	Machinery – 0.9%

375	CNH Industrial NV	3.850%	11/15/27	BBB	341,284

830	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	822,218
1,205	Total Machinery				1,163,502

	Media – 2.8%

605	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	620,628

385	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	BBB–	360,736

435	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	401,541

660	Discovery Communications LLC	3.800%	3/13/24	BBB–	643,806

885	NBCUniversal Media LLC	6.400%	4/30/40	A–	1,041,717

520	Viacom Inc.	4.375%	3/15/43	BBB	412,731
3,490	Total Media				3,481,159

	Metals & Mining – 0.4%

495	Nucor Corporation	4.000%	8/01/23	A–	500,668

	Multi-Utilities – 0.3%

415	Sempra Energy	3.400%	2/01/28	BBB+	379,412

	Oil, Gas & Consumable Fuels – 1.1%

550	EOG Resources Inc.	4.100%	2/01/21	A–	557,986

270	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	286,005

540	Valero Energy Corporation	3.400%	9/15/26	BBB	494,838
1,360	Total Oil, Gas & Consumable Fuels				1,338,829

	Pharmaceuticals – 0.8%

995	Merck & Company Inc.	2.750%	2/10/25	AA	962,970

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.7%

$895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A+	$895,995

	Semiconductors & Semiconductor Equipment – 1.1%

740	Applied Materials Inc.	4.300%	6/15/21	A–	761,775

630	Intel Corporation	3.150%	5/11/27	A+	612,185
1,370	Total Semiconductors & Semiconductor Equipment				1,373,960

	Specialty Retail – 0.6%

520	Home Depot, Inc.	2.625%	6/01/22	A	514,522

245	Lowes Companies, Inc.	3.100%	5/03/27	BBB+	223,993
765	Total Specialty Retail				738,515

	Tobacco – 0.4%

520	Reynolds American Inc.	3.250%	11/01/22	BBB+	504,572

	Wireless Telecommunication Services – 0.8%

510	Rogers Communications Inc.	3.625%	12/15/25	BBB+	497,472

475	Vodafone Group PLC	4.375%	5/30/28	BBB+	461,057
985	Total Wireless Telecommunication Services				958,529
$62,773	Total Corporate Bonds (cost $62,961,316)				61,529,963

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 38.1%

$640	American Credit Acceptance Receivables Trust 2016-1A, Series ACAR 2016-1A C, 144A	5.550%	6/13/22	AA	$647,025

851	American Homes 4 Rent 2014-SFR2 Trust, Series AH4R 2014-SFR2 A, 144A	3.786%	10/17/36	Aaa	858,260

500	American Homes 4 Rent 2015-SFR2 Trust, Series AH4R 2015-SFR2 D, 144A	5.036%	10/17/45	Aa3	534,167

600	Americold 2010 LLC, Series ACRE 2010-ARTA B, 144A	6.031%	1/17/29	AA+	630,620

416	Avid Automobile Receivables Trust 2018-1, Series AVID 2018-1 A, 144A	2.840%	8/15/23	A	413,424

260	Banc of America Commercial Mortgage Trust 2015-UBS7, Series BACM 2015-UBS7 C	4.362%	9/17/48	A–	254,445

165	Banc of America Commercial Mortgage Trust 2015-UBS7, Series BACM 2015-UBS7 D	3.167%	9/17/48	BBB-	136,500

650	BX TRUST BX 2018-MCSF A, 144A, (1-Month LIBOR reference rate + 0.577% spread), (3)	3.032%	4/16/35	AAA	637,429

277	Carnow Auto Receivables Trust 2017-1, Series CNART 2017-1A A, 144A	2.920%	9/15/22	A	276,160

725	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	3.455%	4/15/36	AAA	712,038

625	COMM 2015-CCRE26 Mortgage Trust, Series COMM 2015-CR26 C	4.483%	10/10/48	A–	617,739

425	Countrywide Asset-Backed Securities Inc. , Asset-Backed Certificates Series 2003-BC3, (1-Month LIBOR reference rate + 0.620% spread), (3)	3.126%	9/25/33	A	414,437

583	Domino’s Pizza Master Issuer LLC, 144A, (3-Month LIBOR reference rate + 1.250%), (3)	3.740%	7/25/47	BBB+	582,077

472	Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	N/R	502,327

908	Fannie Mae Mortgage Pool FN 890310	4.500%	12/01/40	N/R	951,394

738	Fannie Mae Mortgage Pool FN 960605	5.000%	8/01/37	N/R	783,812

Nuveen Core Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,463	Fannie Mae Mortgage Pool FN AB2085	4.000%	1/01/41	N/R	$1,504,519

2,179	Fannie Mae Mortgage Pool FN AB9659	3.000%	6/01/43	N/R	2,144,208

907	Fannie Mae Mortgage Pool FN AD1593	4.500%	2/01/40	N/R	950,548

1,221	Fannie Mae Mortgage Pool FN AE0217	4.500%	8/01/40	N/R	1,279,276

1,212	Fannie Mae Mortgage Pool FN AE0981	3.500%	3/01/41	N/R	1,221,463

564	Fannie Mae Mortgage Pool FN AH3804	4.000%	2/01/41	N/R	580,076

1,512	Fannie Mae Mortgage Pool FN AH5575	4.000%	2/01/41	N/R	1,555,066

1,212	Fannie Mae Mortgage Pool FN AH8954	4.000%	4/01/41	N/R	1,246,468

693	Fannie Mae Mortgage Pool FN AL0160	4.500%	5/01/41	N/R	726,333

1,332	Fannie Mae Mortgage Pool FN AL0215	4.500%	4/01/41	N/R	1,395,734

1,241	Fannie Mae Mortgage Pool FN AS6398	3.500%	12/01/45	N/R	1,246,020

1,014	Fannie Mae Mortgage Pool FN AU3353	3.000%	8/01/43	N/R	997,238

1,483	Fannie Mae Mortgage Pool FN BH7626	4.000%	8/01/47	N/R	1,512,692

1,227	Fannie Mae Mortgage Pool FN BM3257	3.500%	11/01/32	N/R	1,242,300

1,074	Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	N/R	1,105,172

1,290	Fannie Mae Mortgage Pool FNCL 4 1/19, (WI/DD)	4.000%	TBA	N/R	1,315,423

1	Fannie Mae REMICS, Series FNR 1990-89 K	6.500%	7/25/20	N/R	808

451	Flagstar Mortgage Trust 2017-2, Series FSMT 2017-2 A5, 144A	3.500%	10/25/47	Aaa	448,325

507	FOCUS Brands Funding LLC, Series FOCUS 2017-1A A2II, 144A	5.093%	4/30/47	BBB	514,083

482	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	513,981

424	Freddie Mac Gold Pool G08687	3.500%	1/01/46	Aaa	425,835

1	Freddie Mac REMICS, Series FHR 1167 E	7.500%	11/15/21	Aaa	1,484

2	Freddie Mac REMICS, Series FHR 1286 A	6.000%	5/15/22	Aaa	2,421

610	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-SPI2 M1, 144A	3.820%	5/25/48	BBB–	607,659

1,821	Ginnie Mae I Pool AA5391	3.500%	6/15/42	Aaa	1,841,427

641	Ginnie Mae II Pool MA2521	3.500%	1/20/45	Aaa	646,987

182	GLS Auto Receivables Trust 2017-1, Series GCAR 2017-1A A2, 144A	2.670%	4/15/21	A	181,083

780	GS Mortgage Securities Corp Trust 2018-CHILL, 144A, (1-Month LIBOR reference rate + 0.750% spread), (3)	3.205%	2/17/37	Aaa	769,431

333	Invitation Homes 2017-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	3.305%	12/19/36	Aaa	328,831

539	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.355%	6/18/37	Aaa	533,112

692	Invitation Homes 2018-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	3.455%	7/17/37	Aaa	688,369

690	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON, Series JPMCC 2018-BCON A, 144A	3.735%	1/07/31	AAA	700,945

494	Jimmy Johns Funding LLC, Series JIMMY 2017-1A A2II, 144A	4.846%	7/30/47	BBB	500,030

776	JP Morgan Mortgage Trust 2016-1, Series JPMMT 2016-1 A5, 144A	3.500%	5/25/46	Aaa	767,791

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$548	Mid-State Capital Trust 2010-1, Series MDST 2010-1 B, 144A	7.000%	12/15/45	A	$579,781

775	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series NRART 2017-T1 AT1, 144A	3.214%	2/15/51	AAA	773,388

474	New Residential Mortgage Loan Trust 2017-1, Series NRZT 2017-1A A1, 144A	4.000%	2/25/57	AA+	476,923

497	New Residential Mortgage Loan Trust 2017-3, Series NRZT 2017-3A A1, 144A	4.000%	4/25/57	AA+	499,338

459	New Residential Mortgage Loan Trust 2017-6, Series NRZT 2017-6A A1, 144A	4.000%	8/25/57	Aaa	460,926

576	New Residential Mortgage Loan Trust 2018-5, Series NRZT 2018-5A A1, 144A	4.750%	12/25/57	Aaa	590,437

750	NRZ Advance Receivables Trust Advance Receivables Backed 2016-T3, Series NRART 2016-T3 AT3, 144A	2.833%	10/16/51	AAA	739,715

635	Ocwen Master Advance Receivables Trust, Series OMART 2018-T2 AT2, 144A	3.598%	8/15/50	AAA	636,530

225	OneMain Financial Issuance Trust 2015-2, Series OMFIT 2015-2A B, 144A	3.100%	7/18/25	AA+	224,440

549	Planet Fitness Master Issuer LLC, Series PLNT 2018-1A A2I, 144A	4.262%	9/05/48	BBB–	550,907

484	SBA Small Business Investment Cos, Series SBIC 2010-10B A	3.215%	9/01/20	Aaa	485,987

375	Sofi Professional Loan Program 2016-A LLC, Series SOFI 2016-A A2, 144A	2.760%	12/26/36	Aaa	369,186

122	Sofi Professional Loan Program 2016-E LLC, Series SOFI 2016-E A2A, 144A	1.630%	1/25/36	Aaa	122,064

615	Sofi Professional Loan Program 2017-B LLC, Series SOFI 2017-B A2FX, 144A	2.740%	5/25/40	AAA	604,217

535	Tricon American Homes 2017-SFR1 Trust, Series TAH 2017-SFR1 A, 144A	2.716%	9/19/34	Aaa	516,798

1,035	Vendee Mortgage Trust 2011-1, Series VENDE 2011-1 DA	3.750%	2/15/35	Aaa	1,044,382

621	Wendy’s Funding LLC, Series WEN 2015-1A A2II, 144A	4.080%	6/15/45	BBB	620,725
$47,160	Total Asset-Backed and Mortgage-Backed Securities (cost $47,634,005)				47,742,736

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.0%

$4,480	U.S. Treasury Bond	2.875%	8/15/28	Aaa	$4,552,466

1,255	U.S. Treasury Bond	2.750%	8/15/47	Aaa	1,190,710

1,190	U.S. Treasury Bond	2.750%	11/15/47	Aaa	1,128,005

2,390	U.S. Treasury Bond	3.000%	2/15/48	Aaa	2,381,366

720	U.S. Treasury Bond	3.125%	5/15/48	Aaa	734,934

1,220	U.S. Treasury Bond	3.375%	11/15/48	Aaa	1,306,825
$11,255	Total U.S. Government and Agency Obligations (cost $11,158,485)				11,294,306

Principal Amount (000)	Description (1)	Optional Call Provisions (4)		Ratings (2)	Value

	MUNICIPAL BONDS – 0.8%

	Alabama – 0.5%

$590	Alabama Economic Settlement Authority, BP Settlement Revenue Bonds, Taxable Series 2016B, 3.163%, 9/15/25	No Opt. Call		A1	$585,705

	Florida – 0.3%

470	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Taxable Series 2018C, 4.280%, 10/01/41	10/28 at 100.00		A	476,161
$1,060	Total Municipal Bonds (cost $1,037,703)				1,061,866

Nuveen Core Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5%

	Banks – 0.5%

$700	Wachovia Capital Trust III	5.570%	N/A (5)	Baa2	$633,150
$700	Total $1,000 Par (or similar) Institutional Preferred (cost $622,785)				633,150
	Total Long-Term Investments (cost $123,414,294)				122,262,021

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

2,325,343	First American Treasury Obligations Fund, Class Z	2.358% (6)			$2,325,343
	Total Short-Term Investments (cost $2,325,343)				2,325,343
	Total Investments (cost $125,739,637) – 99.5%				124,587,364
	Other Assets Less Liabilities – 0.5% (7)				595,859
	Net Assets – 100%				$125,183,223

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Short	(32)	3/19	$(6,762,174)	$(6,794,000)	$(31,826)	$(4,500)
U.S. Treasury 5-Year Note	Long	50	3/19	5,637,512	5,734,375	96,863	12,500
U.S. Treasury Long Bond	Long	28	3/19	3,975,235	4,088,000	112,765	13,125
U.S. Treasury Ultra 10-Year Note	Short	(86)	3/19	(10,236,372)	(10,493,344)	(256,971)	(33,594)
U.S. Treasury Ultra Bond	Long	11	3/19	1,688,276	1,767,219	78,943	6,531
Total				$(5,697,523)	$(5,697,750)	$(226)	$(5,938)
Total receivable for variation margin on futures contracts							$32,156
Total payable for variation margin on futures contracts							$(38,094)
*	The aggregate notional amount of long and short positions is $11,301,023 and $(16,998,546), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns.

(5)	Perpetual security. Maturity date is not applicable.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

TBA	To be announced. Maturity date not known prior to the settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Core Plus Bond Fund

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.0%

	CORPORATE BONDS – 41.4%

	Aerospace & Defense – 1.3%

$1,530	Airbus SE, 144A	3.150%	4/10/27	A+	$1,472,091

1,295	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	1,284,505

1,625	Rockwell Collins Inc.	3.500%	3/15/27	BBB+	1,526,203
4,450	Total Aerospace & Defense				4,282,799

	Air Freight & Logistics – 0.3%

1,095	FedEx Corporation	3.250%	4/01/26	BBB	1,040,007

	Airlines – 0.8%

1,180	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	1,159,041

1,321	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A+	1,356,773
2,501	Total Airlines				2,515,814

	Automobiles – 0.6%

1,000	BMW US Capital LLC, 144A	3.100%	4/12/21	A+	990,281

1,015	BMW US Capital LLC, 144A	3.450%	4/12/23	A+	1,007,564
2,015	Total Automobiles				1,997,845

	Banks – 3.4%

1,105	Banco Santander SA	3.800%	2/23/28	A–	983,445

1,815	Barclays Bank PLC	3.650%	3/16/25	A	1,672,956

1,720	BNP Paribas SA, 144A	4.375%	5/12/26	A	1,656,000

990	Huntington Bancshares Inc./OH	4.000%	5/15/25	A–	995,601

1,000	ING Groep N.V	3.950%	3/29/27	A+	960,063

1,175	Lloyds Banking Group PLC	4.450%	5/08/25	A+	1,167,233

1,135	PNC Financial Services Inc.	3.150%	5/19/27	A+	1,083,686

1,445	SunTrust Banks Inc.	2.450%	8/01/22	A–	1,392,996

1,235	Wells Fargo & Company	4.600%	4/01/21	A+	1,264,619
11,620	Total Banks				11,176,599

	Beverages – 0.9%

900	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	849,955

1,085	Heineken NV, 144A	3.500%	1/29/28	BBB+	1,046,897

1,085	Dr. Pepper Snapple Group Inc., 144A	4.417%	5/25/25	BBB	1,080,446
3,070	Total Beverages				2,977,298

	Building Products – 0.5%

425	American Woodmark Corp, 144A	4.875%	3/15/26	BB	376,125

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Building Products (continued)

$1,385	Owens Corning Incorporated	4.200%	12/15/22	BBB	$1,375,064
1,810	Total Building Products				1,751,189

	Capital Markets – 5.3%

2,225	Charles Schwab Corporation.	2.650%	1/25/23	A	2,171,861

1,665	Deutsche Bank AG	4.875%	12/01/32	BBB	1,294,604

660	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	685,114

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,140,971

1,250	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	1,233,381

935	Jefferies Group LLC	4.850%	1/15/27	BBB	893,932

1,745	Lazard Group LLC	3.625%	3/01/27	A–	1,642,031

3,250	Morgan Stanley	5.500%	7/28/21	A	3,403,350

2,010	Morgan Stanley	3.950%	4/23/27	A–	1,896,048

1,140	Northern Trust Company	3.950%	10/30/25	A+	1,161,877
17,880	Total Capital Markets				17,523,169

	Chemicals – 0.9%

1,260	Agrium Inc.	3.375%	3/15/25	BBB	1,171,069

450	Chemours Co	5.375%	5/15/27	BB–	405,000

1,425	LYB International Finance BV	4.000%	7/15/23	BBB+	1,431,743
3,135	Total Chemicals				3,007,812

	Commercial Services & Supplies – 0.4%

710	ADT Security Corp/The	4.125%	6/15/23	BB–	649,650

710	Brinks Company, 144A	4.625%	10/15/27	BB+	648,038
1,420	Total Commercial Services & Supplies				1,297,688

	Consumer Finance – 0.8%

950	Capital One Financial Corporation.	3.750%	3/09/27	A–	882,832

1,590	John Deere Capital Corporation	2.650%	6/24/24	A	1,524,992

350	Navient Corp	6.750%	6/15/26	BB	290,500
2,890	Total Consumer Finance				2,698,324

	Containers & Packaging – 0.1%

405	Crown Americas LLC	4.500%	1/15/23	BB–	395,381

	Diversified Financial Services – 4.8%

792	Bank of America Corporation	4.000%	4/01/24	A+	796,334

2,250	Bank of America Corporation	4.250%	10/22/26	A	2,189,469

1,422	Bank of America Corporation	3.419%	12/20/28	A+	1,329,149

795	Citigroup Inc.	4.500%	1/14/22	A	812,244

1,000	Citigroup Inc.	3.750%	6/16/24	A	992,915

795	Citigroup Inc.	3.200%	10/21/26	A	734,182

2,000	Citigroup Inc.	4.300%	11/20/26	A–	1,924,234

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$1,380	Cooperatieve Rabobank UA	3.950%	11/09/22	A	$1,375,425

1,700	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	1,430,222

1,330	JP Morgan Chase & Company	4.500%	1/24/22	AA–	1,370,354

465	JP Morgan Chase & Company	3.200%	1/25/23	AA–	458,199

660	JP Morgan Chase & Company	3.900%	7/15/25	AA–	654,303

1,250	JP Morgan Chase & Company	4.260%	2/22/48	AA–	1,164,237

555	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	491,175
16,394	Total Diversified Financial Services				15,722,442

	Diversified Telecommunication Services – 1.7%

2,270	AT&T, Inc.	3.800%	3/15/22	A–	2,279,795

830	Qwest Corporation	6.750%	12/01/21	BBB–	848,599

1,275	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	1,229,406

800	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	724,000

610	Verizon Communications	4.125%	8/15/46	A–	538,933
5,785	Total Diversified Telecommunication Services				5,620,733

	Electric Utilities – 0.4%

1,087	Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,297,909

	Electrical Equipment – 0.2%

710	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	686,925

	Energy Equipment & Services – 1.4%

1,110	Baker Hughes a GE Co LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	A–	1,064,872

850	BP Capital Markets PLC	2.520%	9/19/22	A1	821,956

750	Ensco PLC, (3)	5.200%	3/15/25	B	498,750

1,080	HSBC Holdings PLC	4.375%	11/23/26	A+	1,046,108

1,070	Nabors Industries Inc., (3)	5.500%	1/15/23	BB	849,238

360	Oceaneering International Inc.	6.000%	2/01/28	BB+	290,432
5,220	Total Energy Equipment & Services				4,571,356

	Equity Real Estate Investment Trusts – 0.9%

1,410	American Tower Company	5.000%	2/15/24	BBB	1,458,458

785	Crown Castle International Corporation	3.700%	6/15/26	BBB	749,229

870	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	876,719
3,065	Total Equity Real Estate Investment Trusts				3,084,406

	Food & Staples Retailing – 1.0%

1,745	CVS Health Corp	4.300%	3/25/28	BBB	1,708,682

675	Sysco Corporation	3.300%	7/15/26	A3	642,700

1,025	Tyson Foods	3.950%	8/15/24	BBB	1,018,979
3,445	Total Food & Staples Retailing				3,370,361

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.9%

$1,200	Bunge Limited Finance Company	3.250%	8/15/26	BBB	$1,051,946

1,045	Kraft Heinz Foods Company	4.375%	6/01/46	BBB	862,014

1,045	Smithfield Foods Inc., 144A	4.250%	2/01/27	BBB	974,634
3,290	Total Food Products				2,888,594

	Health Care Providers & Services – 0.7%

695	Centene Escrow I Corp, 144A	5.375%	6/01/26	BB+	675,888

400	HCA Inc.	5.500%	6/15/47	BBB–	379,000

1,150	UnitedHealth Group Incorporated	4.750%	7/15/45	A+	1,218,354
2,245	Total Health Care Providers & Services				2,273,242

	Hotels, Restaurants & Leisure – 0.4%

345	1011778 BC ULC / New Red Finance Inc., 144A	5.000%	10/15/25	B–	317,400

525	Hilton Domestic Operating Co Inc., 144A	5.125%	5/01/26	BB+	504,000

715	VOC Escrow Ltd, 144A	5.000%	2/15/28	Ba2	659,588
1,585	Total Hotels, Restaurants & Leisure				1,480,988

	Household Durables – 0.3%

875	Harman International Industries, Inc.	4.150%	5/15/25	BBB+	877,140

	Industrial Conglomerates – 0.5%

1,550	Siemens Financieringsmaatschappij NV, 144A	3.400%	3/16/27	A+	1,508,513

	Insurance – 2.7%

385	AFLAC Insurance	6.450%	8/15/40	A–	464,661

975	CNA Financial Corporation	3.450%	8/15/27	BBB+	907,660

585	Genworth Holdings Inc.	4.800%	2/15/24	B	482,625

1,530	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	1,577,395

1,215	Lincoln National Corporation	4.000%	9/01/23	A–	1,238,520

1,000	Symetra Financial Corporation	4.250%	7/15/24	Baa1	980,899

1,020	Unum Group	4.000%	3/15/24	BBB	1,012,344

850	Willis North America, Inc.	3.600%	5/15/24	BBB	829,846

1,440	XLIT Limited	4.450%	3/31/25	BBB+	1,431,635
9,000	Total Insurance				8,925,585

	Internet Software & Services – 0.2%

770	eBay Inc.	3.800%	3/09/22	BBB+	773,176

	Machinery – 0.8%

1,525	CNH Industrial NV	3.850%	11/15/27	BBB	1,387,886

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,234,599
2,645	Total Machinery				2,622,485

	Media – 1.2%

725	AMC Networks Inc.	4.750%	8/01/25	BB	657,938

685	Comcast Corporation	6.400%	5/15/38	A–	804,428

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$540	NBCUniversal Media LLC	6.400%	4/30/40	A–	$635,624

715	SES SA, 144A	3.600%	4/04/23	Baa2	701,027

1,290	Time Warner Inc.	3.875%	1/15/26	A–	1,232,659
3,955	Total Media				4,031,676

	Metals & Mining – 0.3%

530	Glencore Funding LLC, 144A	4.000%	3/27/27	BBB+	483,077

465	United States Steel Corp	6.250%	3/15/26	BB–	406,875
995	Total Metals & Mining				889,952

	Multi-Utilities – 0.3%

1,055	Sempra Energy	3.400%	2/01/28	BBB+	964,529

	Oil, Gas & Consumable Fuels – 2.6%

1,105	Enterprise Products Operating LLC	2.800%	2/15/21	BBB+	1,092,838

1,200	Harvest Operations Corp, 144A	4.200%	6/01/23	AA	1,231,400

630	Petro Canada	6.800%	5/15/38	A–	733,634

750	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	720,000

1,110	Petroleos Mexicanos	6.500%	3/13/27	BBB+	1,043,400

645	Sabine Pass Liquefaction LLC.	5.875%	6/30/26	BBB–	683,235

495	Targa Resources Inc.	4.250%	11/15/23	BB	458,494

875	Western Gas Partners LP	4.500%	3/01/28	BBB–	818,354

1,380	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	1,311,324

695	WPX Energy Inc.	5.750%	6/01/26	BB–	628,975
8,885	Total Oil, Gas & Consumable Fuels				8,721,654

	Paper & Forest Products – 0.6%

975	Domtar Corporation	6.750%	2/15/44	BBB–	989,565

840	International Paper Company	8.700%	6/15/38	BBB	1,118,530
1,815	Total Paper & Forest Products				2,108,095

	Pharmaceuticals – 0.4%

770	Endo Finance LLC, 144A	5.375%	1/31/23	B3	585,200

690	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	668,920
1,460	Total Pharmaceuticals				1,254,120

	Road & Rail – 0.5%

440	The Hertz Corporation, 144A	7.625%	6/01/22	B+	414,700

700	Union Pacific Corp	4.500%	9/10/48	A–	691,223

575	United Rentals North America Inc.	6.500%	12/15/26	BB	566,375
1,715	Total Road & Rail				1,672,298

	Semiconductors & Semiconductor Equipment – 0.7%

1,255	Intel Corporation	3.150%	5/11/27	A+	1,219,511

1,105	Texas Instruments Incorporated	2.900%	11/03/27	A+	1,048,142
2,360	Total Semiconductors & Semiconductor Equipment				2,267,653

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software – 0.5%

$410	CDK Global Inc.	5.875%	6/15/26	BB+	$411,661

1,165	Microsoft Corporation	3.300%	2/06/27	AAA	1,154,571
1,575	Total Software				1,566,232

	Specialty Retail – 0.9%

1,005	AutoNation Inc.	4.500%	10/01/25	BBB–	971,749

615	Lowes Companies, Inc.	3.100%	5/03/27	BBB+	562,268

1,515	O’Reilly Automotive Inc.	4.875%	1/14/21	Baa1	1,555,557
3,135	Total Specialty Retail				3,089,574

	Technology Hardware, Storage & Peripherals – 0.3%

1,000	Apple Inc.	3.850%	5/04/43	AA+	951,856

	Trading Companies & Distributors – 0.1%

245	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	224,175

	Wireless Telecommunication Services – 0.8%

470	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	418,300

969	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	957,258

1,205	Vodafone Group PLC	4.375%	5/30/28	BBB+	1,169,628
2,644	Total Wireless Telecommunication Services				2,545,186
$140,796	Total Corporate Bonds (cost $141,467,131)				136,654,780

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 40.9%

$2,420	Ally Auto Receivables Trust 2017-3, Series ALLYA 2017-3 A4	2.010%	3/15/22	AAA	$2,383,595

2,590	American Express Credit Account Master Trust, Series AMXCA 2017-1 A	1.930%	9/15/22	Aaa	2,559,413

1,515	American Homes 4 Rent 2014-SFR2 Trust, Series AH4R 2014-SFR2 A, 144A	3.786%	10/17/36	Aaa	1,528,921

3,165	Americold 2010 LLC, Series ACRE 2010-ARTA C, 144A	6.811%	1/14/29	AA+	3,355,813

2,500	BA Credit Card Trust, Series BACCT 2017-A1 A1	1.950%	8/15/22	Aaa	2,470,208

540	Banc of America Commercial Mortgage Trust 2015-UBS7, Series BACM 2015-UBS7 C	4.362%	9/17/48	A–	528,462

345	Banc of America Commercial Mortgage Trust 2015-UBS7, Series BACM 2015-UBS7 D	3.167%	9/17/48	BBB–	285,410

30	Banc of America Funding 2007-4 Trust, Series BAFC 2007-4 1A2	5.500%	6/25/37	C	1,192

2,165	BANK 2017-BNK4, Series BANK 2017-BNK4 A4	3.625%	5/17/50	Aaa	2,158,443

595	Bayview Financial Mortgage Pass-Through Trust 2005-D, Series BAYV 2005-D AF4	5.500%	12/28/35	Aa3	599,356

1,100	BBCMS Trust 2015-STP, Series BBCMS 2015-STP D, 144A	4.284%	9/10/28	BBB–	1,092,272

1,510	Capital One Multi-Asset Execution Trust, Series COMET 2016-A4 A4	1.330%	6/15/22	AAA	1,494,754

2,342	Citibank Credit Card Issuance Trust, Series CCCIT 2014-A1 A1	2.880%	1/23/23	Aaa	2,340,611

2,360	Citibank Credit Card Issuance Trust, Series CCCIT 2014-A6 A6	2.150%	7/15/21	Aaa	2,350,282

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,040		Citibank Credit Card Issuance Trust, Series CCCIT 2017-A8 A8	1.860%	8/08/22	AAA	$2,006,757

1,785		COMM 2015-CCRE22 Mortgage Trust, Series COMM 2015-CR22 C	4.121%	3/12/48	A–	1,734,757

1,485		COMM 2015-CCRE26 Mortgage Trust, Series COMM 2015-CR26 C	4.483%	10/10/48	A–	1,467,748

1,670		Credit Suisse First Boston Mortgage Securities Corp, Series CSFB 2003-8 DB1	6.180%	4/25/33	BB	1,720,578

930		Discover Card Execution Note Trust, Series DCENT 2015-A2 A	1.900%	10/17/22	AAA	917,200

1,485		Discover Card Execution Note Trust, Series DCENT 2017-A2 A2	2.390%	7/15/24	AAA	1,461,718

1,654		Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A, (3-Month LIBOR reference rate + 1.250% spread), (4)	3.740%	7/25/47	BBB+	1,652,508

1,723		Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2II, 144A	3.082%	7/25/47	BBB+	1,678,902

35		Fannie Mae Mortgage Pool 250551 FN 250551	7.000%	5/01/26	N/R	38,068

164		Fannie Mae Mortgage Pool FN 252255	6.500%	2/01/29	N/R	181,577

328		Fannie Mae Mortgage Pool FN 254169	6.500%	12/01/31	N/R	366,107

323		Fannie Mae Mortgage Pool FN 254379	7.000%	7/01/32	N/R	367,301

158		Fannie Mae Mortgage Pool FN 254513	6.000%	10/01/22	N/R	169,617

526		Fannie Mae Mortgage Pool FN 255575	5.500%	1/01/25	N/R	556,548

99		Fannie Mae Mortgage Pool FN 256845	6.500%	8/01/37	N/R	111,519

369		Fannie Mae Mortgage Pool FN 256852	6.000%	8/01/27	N/R	396,071

79		Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	N/R	85,659

22		Fannie Mae Mortgage Pool FN 340798	7.000%	4/01/26	N/R	21,744

113		Fannie Mae Mortgage Pool FN 545813	7.000%	7/01/32	N/R	127,523

75		Fannie Mae Mortgage Pool FN 545815	7.000%	7/01/32	N/R	85,871

411		Fannie Mae Mortgage Pool FN 555798	6.500%	5/01/33	N/R	461,865

532		Fannie Mae Mortgage Pool FN 688330	6.000%	3/01/33	N/R	581,127

1,132		Fannie Mae Mortgage Pool FN 709446	5.500%	7/01/33	N/R	1,221,339

785		Fannie Mae Mortgage Pool FN 735273	6.500%	6/01/34	N/R	878,391

401		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	N/R	424,175

76		Fannie Mae Mortgage Pool FN 781776	6.000%	10/01/34	N/R	82,763

211		Fannie Mae Mortgage Pool FN 885536	6.000%	8/01/36	N/R	231,003

386		Fannie Mae Mortgage Pool FN 900555	6.000%	9/01/36	N/R	425,855

1,183		Fannie Mae Mortgage Pool FN 932323	4.500%	12/01/39	N/R	1,239,150

—	(5)	Fannie Mae Mortgage Pool FN 983077	5.000%	5/01/38	N/R	115

—	(5)	Fannie Mae Mortgage Pool FN 985344	5.500%	7/01/38	N/R	77

1,395		Fannie Mae Mortgage Pool FN AC1877	4.500%	9/01/39	N/R	1,461,934

1,139		Fannie Mae Mortgage Pool FN AD4375	5.000%	5/01/40	N/R	1,204,117

2,737		Fannie Mae Mortgage Pool FN AE7265	4.000%	1/01/41	N/R	2,814,814

1,395		Fannie Mae Mortgage Pool FN AS3907	4.000%	11/01/44	N/R	1,424,933

3,300		Fannie Mae Mortgage Pool FN AS6386	3.000%	12/01/45	N/R	3,224,957

1,817		Fannie Mae Mortgage Pool FN AS6652	3.500%	2/01/46	N/R	1,822,878

1,977		Fannie Mae Mortgage Pool FN AS6880	3.500%	3/01/46	N/R	1,983,137

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,978		Fannie Mae Mortgage Pool FN AS7544	3.500%	7/01/46	N/R	$2,986,798

2,436		Fannie Mae Mortgage Pool FN AT2722	3.000%	5/01/43	N/R	2,396,887

3,403		Fannie Mae Mortgage Pool FN BC0823	3.500%	4/01/46	N/R	3,414,340

2,351		Fannie Mae Mortgage Pool FN BM3257	3.500%	11/01/32	N/R	2,380,319

634		Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	N/R	651,929

3,010		Fannie Mae Mortgage Pool FN MA3058	4.000%	7/01/47	N/R	3,069,941

7,690		Fannie Mae Mortgage Pool FNCL 3.5 1/19l, (WI/DD)	3.500%	TBA	N/R	7,691,068

8,280		Fannie Mae Mortgage Pool FNCL 4 1/19l, (WI/DD)	4.000%	TBA	N/R	8,443,182

360		Fannie Mae Mortgage Pool FNCL 4.5 1/19l, (WI/DD)	4.500%	TBA	N/R	372,957

1,000		Fannie Mae Mortgage Pool FNCL 5 1/19l, (WI/DD)	5.000%	TBA	N/R	1,047,787

1,319		Fannie Mae Mortgage Pool MFN MA2484	4.000%	12/01/45	N/R	1,346,098

610		Fannie Mae Real Estate Mortgage Investment Conduit Trust 2003-W1, Series FNW 2003-W1 B1	3.525%	12/25/42	N/R	206,352

—	(5)	Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1989-44 H	9.000%	7/25/19	N/R	6

—	(5)	Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1989-90 E	8.700%	12/25/19	N/R	137

2		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1990-102 J	6.500%	8/25/20	N/R	2,361

13		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1990-105 J	6.500%	9/25/20	N/R	13,385

—	(5)	Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1990-30 E	6.500%	3/25/20	N/R	376

1		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1990-61 H	7.000%	6/25/20	N/R	1,348

1		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1990-72 B	9.000%	7/25/20	N/R	1,159

14		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1991-134 Z	7.000%	10/25/21	N/R	14,328

5		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1991-56 M	6.750%	6/25/21	N/R	4,816

1		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1992-120 C	6.500%	7/25/22	N/R	1,426

90		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 1996-35 Z	7.000%	7/25/26	N/R	97,015

495		Fannie Mae Real Estate Mortgage Investment Conduit, Series FNR 2005-62 JE	5.000%	6/25/35	N/R	509,462

1,815		Fifth Third Auto Trust 2017-1, Series FITAT 2017-1 A3	1.800%	2/15/22	AAA	1,795,256

1,457		Flagstar Mortgage Trust 2018-4, Series FSMT 2018-4 A4, 144A	4.000%	7/25/48	Aaa	1,465,246

1,350		FOCUS Brands Funding LLC, Series FOCUS 2017-1A A2II, 144A	5.093%	4/30/47	BBB	1,367,560

60		Freddie Mac Gold Pool A15521	6.000%	11/01/33	Aaa	64,969

287		Freddie Mac Gold Pool A17212	6.500%	7/01/31	Aaa	312,026

171		Freddie Mac Gold Pool C00676	6.500%	11/01/28	Aaa	188,118

4,917		Freddie Mac Gold Pool G08706	3.500%	5/01/46	Aaa	4,932,173

82		Freddie Mac Gold Pool H09059	7.000%	8/01/37	Aaa	87,748

1		Freddie Mac REMICS, Series FHR 1022 J	6.000%	12/15/20	Aaa	754

2		Freddie Mac REMICS, Series FHR 1118 Z	8.250%	7/15/21	Aaa	2,551

1		Freddie Mac REMICS, Series FHR 162 F	7.000%	5/15/21	Aaa	577

1		Freddie Mac REMICS, Series FHR 1790 A	7.000%	4/15/22	Aaa	927

9		Freddie Mac REMICS, Series FHR 188 H	7.000%	9/15/21	Aaa	8,585

158		Freddie Mac REMICS, Series FHR 3591 FP, (1-Month LIBOR reference rate + 0.600%), (4)	3.055%	6/15/39	Aaa	159,053

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$68	Ginnie Mae I Pool 537699	7.500%	11/15/30	Aaa	$72,983

1,764	Ginnie Mae II Pool 4946	4.500%	2/20/41	Aaa	1,851,100

359	GSMPS Mortgage Loan Trust 2005-RP2, Series GSMPS 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	381,464

392	GSMPS Mortgage Loan Trust 2005-RP3, Series GSMPS 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	409,580

837	Invitation Homes 2017-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 0.850% spread), (4)	3.305%	12/19/36	Aaa	826,913

1,480	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (4)	3.355%	6/18/37	Aaa	1,462,520

1,910	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates Trust 2017-MAUI, 144A, (1-Month LIBOR reference rate + 0.830% spread), (4)	3.217%	7/17/34	AAA	1,889,127

2,055	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Series JPMCC 2017-JP5 A5	3.723%	3/17/50	Aaa	2,069,071

444	MASTR Alternative Loan Trust 2004-1, Series MALT 2004-1 3A1	7.000%	1/25/34	BBB–	447,936

1,192	Mid-State Capital Corp 2005-1 Trust, Series MDST 2005-1 A	5.745%	1/15/40	AA	1,274,468

1,290	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, Series MSBAM 2014-C16 D, 144A	4.754%	6/17/47	BBB–	1,151,734

895	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Series MSBAM 2015-C22 D, 144A	4.237%	4/15/48	BBB–	772,452

1,455	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series NRART 2017-T1 DT1, 144A	4.002%	2/15/51	BBB	1,435,933

1,216	New Residential Mortgage Loan Trust 2017-6, Series NRZT 2017-6A A1, 144A	4.000%	8/25/57	Aaa	1,221,453

1,915	Ocwen Master Advance Receivables Trust, Series OMART 2016-T2 DT2, 144A	4.446%	8/16/49	BBB	1,915,044

1,266	Sequoia Mortgage Trust 2018-CH4, Series SEMT 2018-CH4 A10, 144A	4.500%	10/25/48	Aaa	1,290,228

1,828	Shellpoint Co-Originator Trust 2017-2, Series SCOT 2017-2 A4, 144A	3.500%	10/25/47	Aaa	1,805,109

1,419	Starwood Waypoint Homes Trust, 2017-1, 144A, (1-Month LIBOR + 0.950% spread), (4)	3.257%	1/22/35	Aaa	1,411,634

862	Taco Bell Funding LLC, Series BELL 2016-1A A2II, 144A	4.377%	5/25/46	BBB	869,063

1,400	Tricon American Homes 2017-SFR1 Trust, Series TAH 2017-SFR1 A, 144A	2.716%	9/19/34	Aaa	1,352,369

1,569	Vendee Mortgage Trust 2011-1, Series VENDE 2011-1 DA	3.750%	2/15/35	Aaa	1,583,283

1,435	Volkswagen Auto Loan Enhanced, Series VALET 2018-1 A2A	2.810%	7/20/21	AAA	1,433,086

842	Wachovia Mortgage Loan Trust LLC Series 2005-B Trust, Series WMLT 2005-B 1A1	4.533%	10/20/35	D	822,502

2,650	Wells Fargo Commercial Mortgage Trust 2015-C29, Series WFCM 2015-C29 A4	3.637%	6/17/48	Aaa	2,674,686

920	Wells Fargo Commercial Mortgage Trust 2015-C30, Series WFCM 2015-C30 D, 144A	4.497%	9/17/58	BBB–	851,452

872	World Omni Auto Receivables Trust 2016-B, Series WOART 2016-B A3	1.300%	2/15/22	AAA	861,972
$134,456	Total Asset-Backed and Mortgaged-Backed Securities (cost $134,398,496)				134,955,317

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.4%

	Banks – 0.5%

$825	KeyCorp Convertible Preferred Stock	5.000%	N/A (6)	Baa3	$753,844

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,085	SunTrust Banks Inc.	5.050%	N/A (6)	Baa3	$952,087
1,910	Total Banks				1,705,931

	Capital Markets – 0.6%

755	Bank of New York Mellon	4.950%	N/A (6)	Baa1	736,125

780	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	698,100

625	State Street Corporation	5.250%	N/A (6)	Baa1	613,281
2,160	Total Capital Markets				2,047,506

	Commercial Services & Supplies – 0.2%

770	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	746,900

	Consumer Finance – 0.6%

985	American Express Company	5.200%	N/A (6)	Baa2	970,225

935	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	900,508
1,920	Total Consumer Finance				1,870,733

	Diversified Financial Services – 1.2%

590	Bank of America Corp	6.300%	N/A (6)	BBB–	599,234

1,065	Bank of America Corporation	6.100%	N/A (6)	BBB–	1,049,025

1,500	JP Morgan Chase & Company	6.750%	N/A (6)	Baa2	1,549,875

825	Voya Financial Inc.	6.125%	N/A (6)	BB+	782,719
3,980	Total Diversified Financial Services				3,980,853

	Food Products – 0.4%

1,300	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	1,374,750

	Industrial Conglomerates – 0.5%

1,851	General Electric Capital Corporation	5.000%	N/A (6)	BBB-	1,416,015

	Insurance – 1.4%

1,220	Aegon NV	5.500%	4/11/48	Baa1	1,110,200

775	Allstate Corporation	5.750%	8/15/53	Baa1	755,625

1,220	American International Group Inc.	5.750%	4/01/48	Baa2	1,061,400

940	MetLife Inc.	5.250%	N/A (6)	BBB	902,400

960	Prudential Financial Inc.	5.200%	3/15/44	BBB+	898,800
5,115	Total Insurance				4,728,425
$19,006	Total $1,000 Par (or similar) Institutional Preferred (cost $18,839,103)				17,871,113

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 4.7%

$5,285	U.S. Treasury Bonds	2.750%	11/15/47	Aaa	$5,009,670

3,650	U.S. Treasury Inflation Indexed Obligations	0.500%	1/15/28	Aaa	3,483,444

7,100	U.S. Treasury Notes	1.750%	9/30/22	Aaa	6,912,672
$16,035	Total U.S. Government and Agency Obligations (cost $15,475,358)				15,405,786

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 3.3%

		Argentina – 0.2%

$665		Republic of Argentina.	6.875%	1/11/48	B	$463,006

		Egypt – 0.3%

1,200		Egypt Government International Bond, 144A	5.577%	2/21/23	B	1,137,192

		Germany – 2.1%

2,800	EUR	Bundesrepublik Deutschland Bundesanleihe, Reg S	0.500%	2/15/28	Aaa	3,303,553

3,100	EUR	Bundesrepublik Deutschland Bundesanleihe, Reg S	0.250%	2/15/27	Aaa	3,608,679
		Total Germany				6,912,232

		Oman – 0.4%

1,250		Oman Government International Bond, 144A	5.625%	1/17/28	Baa3	1,100,470

		Saudi Arabia – 0.3%

1,140		Saudi Government International Bond, 144A	4.000%	4/17/25	A1	1,129,938
		Total Sovereign Debt (cost $11,025,654)				10,742,838

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CONTINGENT CAPITAL SECURITIES – 2.6% (8)

		Banks – 2.1%

$770		Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (6)	Baa2	$755,563

1,175		BNP Paribas, 144A	7.375%	N/A (6)	BBB–	1,172,062

1,520		Credit Agricole SA, 144A	7.875%	N/A (6)	BBB–	1,518,015

1,525		Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	1,429,688

870		Societe Generale SA, 144A	6.750%	N/A (6)	BB+	739,717

590		Standard Chartered PLC, 144A	7.500%	N/A (6)	Ba1	591,475

860		UniCredit SpA, Reg S	8.000%	N/A (6)	B+	763,680
7,310		Total Banks				6,970,200

		Capital Markets – 0.5%

655		Credit Suisse Group AG, 144A	7.500%	N/A (6)	Ba2	638,625

925		UBS Group AG, Reg S	7.000%	N/A (6)	BBB–	941,187
1,580		Total Capital Markets				1,579,812
$8,890		Total Contingent Capital Securities (cost $9,432,741)				8,550,012

Principal Amount (000)		Description (1)	Optional Call Provisions (9)		Ratings (2)	Value

		MUNICIPAL BONDS – 0.7%

		Florida – 0.4%

$1,300		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Taxable Series 2018C, 4.280%, 10/01/41	10/28 at 100.00		A	$1,317,043

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (9)	Ratings (2)	Value

	Georgia – 0.3%

$750	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	BBB+	$844,553
$2,050	Total Municipal Bonds (cost $2,072,486)			2,161,596
	Total Long-Term Investments (cost $332,710,969)			326,341,442

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.4%

	Money Market Funds – 0.4%

1,434,790	First American Government Obligations Fund, Class X, (10)	2.355% (11)		$1,434,790
	Total Investments Purchased with Collateral from Securities Lending (cost $1,434,790)			1,434,790

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 5.7%

	Money Market Funds – 5.7%

18,962,804	First American Treasury Obligations Fund, Class Z	2.358% (11)		$18,962,804
	Total Short-Term Investments (cost $18,962,804)			18,962,804
	Total Investments (cost $353,108,563) – 105.1%			346,739,036
	Other Assets Less Liabilities – (5.1)% (12)			(16,948,235)
	Net Assets – 100%			$329,790,801

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	6,814,171	Euro	5,965,000	Bank of America, N.A.	2/08/19	$(43,258)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Long	58	3/19	$6,539,512	$6,651,875	$112,363	$14,500
U.S. Treasury 10-Year Note	Short	(309)	3/19	(36,781,396)	(37,702,828)	(921,432)	(120,703)
U.S. Treasury Long Bond	Long	84	3/19	11,694,331	12,264,000	569,669	39,375
U.S. Treasury Ultra 10-Year Note	Short	(90)	3/19	(11,334,096)	(11,707,031)	(372,935)	(42,188)
U.S. Treasury Ultra Bond	Long	66	3/19	10,055,650	10,603,313	547,663	39,188
Total				$(19,825,999)	$(19,890,671)	$(64,672)	$(69,828)
Total receivable for variation margin on futures contracts							$93,063
Total payable for variation margin on futures contracts							$(162,891)
*	The aggregate notional amount of long and short positions is $28,289,493 and $(48,115,492), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,347,988.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns.

(10)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen High Income Bond Fund

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 95.7%

	CORPORATE BONDS – 85.8%

	Air Freight & Logistics – 0.4%

$1,000	XPO Logistics Inc., 144A	6.500%	6/15/22	BB	$991,250

	Airlines – 0.9%

2,000	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	1,950,000

	Automobiles – 0.7%

2,110	Jaguar Land Rover Automotive PLC, 144A, (3)	4.500%	10/01/27	BB	1,571,950

	Capital Markets – 2.0%

1,500	DKT Finance ApS, 144A	9.375%	6/17/23	B+	1,533,750

1,500	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	1,488,750

1,750	Jefferies Finance LLC, 144A	7.250%	8/15/24	BB–	1,618,750
4,750	Total Capital Markets				4,641,250

	Chemicals – 5.7%

1,500	CF Industries Inc.	5.375%	3/15/44	BB+	1,215,000

1,077	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	1,120,080

2,500	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	2,143,750

2,000	Hexion Inc.	6.625%	4/15/20	CCC+	1,595,000

560	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A	7.000%	4/15/25	B	515,200

2,000	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	1,890,000

1,750	OCI NV, 144A	6.625%	4/15/23	BB–	1,719,375

1,000	Olin Corporation	5.125%	9/15/27	BB+	920,000

2,000	Starfruit Finco BV / Starfruit US Holdco LLC, 144A, (3)	8.000%	10/01/26	B–	1,850,000
14,387	Total Chemicals				12,918,405

	Commercial Services & Supplies – 4.4%

1,000	ADT Corp/The, 144A	4.875%	7/15/32	BB–	740,000

2,500	APX Group, Inc.	7.875%	12/01/22	B1	2,362,500

2,600	Brinks Company, 144A	4.625%	10/15/27	BB+	2,373,098

1,000	frontdoor Inc., 144A	6.750%	8/15/26	B2	950,000

2,000	Iron Mountain Inc., 144A	4.875%	9/15/27	BB–	1,745,000

1,800	Staples Inc., 144A	8.500%	9/15/25	B–	1,623,960
10,900	Total Commercial Services & Supplies				9,794,558

	Construction Materials – 0.2%

650	Gates Global LLC, 144A	6.000%	7/15/22	B	637,000

	Consumer Finance – 2.1%

2,000	Curo Group Holdings Corporation, 144A	8.250%	9/01/25	B–	1,570,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$2,000	Enova International, Inc., 144A	8.500%	9/15/25	B–	$1,625,000

2,000	TMX Finance LLC / TitleMax Finance Corp, 144A	11.125%	4/01/23	B–	1,609,400
6,000	Total Consumer Finance				4,804,400

	Containers & Packaging – 0.8%

1,750	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	1/15/23	BB–	1,708,438

	Diversified Financial Services – 3.8%

2,000	Avation Capital SA, 144A	6.500%	5/15/21	BB–	1,990,000

1,470	CNG Holdings Inc., 144A, (3)	9.375%	5/15/20	CCC+	1,374,450

1,750	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	1,688,750

2,500	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	2,212,500

1,500	Ziggo Secured Finance BV, 144A	5.500%	1/15/27	BB	1,342,500
9,220	Total Diversified Financial Services				8,608,200

	Diversified Telecommunication Services – 4.3%

2,000	Embarq Corporation	7.995%	6/01/36	BB	1,810,000

2,425	GCI Inc.	6.875%	4/15/25	B+	2,352,250

3,150	Sprint Capital Corporation	6.875%	11/15/28	B+	2,976,750

2,000	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	1,810,000

1,164	Windstream Corporation, (3)	7.750%	10/15/20	CCC+	733,320

11	Xplornet Communications, Inc., 144A, (cash 9.625%, PIK 10.625%)	9.625%	6/01/22	CCC	10,652
10,750	Total Diversified Telecommunication Services				9,692,972

	Electric Utilities – 3.3%

2,500	Calpine Corporation, 144A	5.250%	6/01/26	BB+	2,281,250

2,350	Talen Energy Supply LLC	6.500%	6/01/25	B+	1,668,500

2,000	Terraform Global Operating LLC, 144A	6.125%	3/01/26	BB	1,860,000

1,750	Vistra Operations Co LLC, 144A	5.500%	9/01/26	BB	1,684,375
8,600	Total Electric Utilities				7,494,125

	Electrical Equipment – 0.6%

1,500	Energizer Gamma Acquisition Inc., 144A, (3)	6.375%	7/15/26	BB–	1,376,250

	Energy Equipment & Services – 3.2%

1,000	Bristow Group Inc., 144A, (3)	8.750%	3/01/23	B+	715,000

2,000	Chesapeake Energy Corporation	7.500%	10/01/26	B–	1,710,000

1,500	Ensco PLC	7.750%	2/01/26	B	1,110,000

2,704	Metro Exploration Holding Corporation, (4)	11.500%	2/16/20	N/R	270

1,000	Nabors Industries Inc., (3)	5.500%	1/15/23	BB	793,680

1,500	Shelf Drilling Holdings Ltd, 144A	8.250%	2/15/25	B2	1,282,500

2,000	Transocean Inc., 144A	7.250%	11/01/25	B	1,745,000
11,704	Total Energy Equipment & Services				7,356,450

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trusts – 0.3%

$1,000	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC, 144A	6.000%	4/15/23	BB+	$905,000

	Food & Staples Retailing – 3.4%

1,000	Aramark Services Inc.	4.750%	6/01/26	BB	940,000

2,000	JBS USA LUX SA / JBS USA Finance Inc. 144A	6.750%	2/15/28	BB–	1,950,000

2,000	Minerva Luxembourg SA, 144A	6.500%	9/20/26	BB–	1,862,520

1,819	Albertson’s, Inc.	7.450%	8/01/29	B–	1,455,200

2,000	Rite Aid Corporation, 144A	6.125%	4/01/23	BB	1,580,000
8,819	Total Food & Staples Retailing				7,787,720

	Food Products – 1.5%

1,500	JBS Investments GmbH, 144A, (3)	6.250%	2/05/23	BB–	1,485,000

2,000	Post Holdings Inc., 144A	5.625%	1/15/28	B+	1,840,000
3,500	Total Food Products				3,325,000

	Gas Utilities – 0.6%

1,500	Superior Plus LP / Superior General Partner Inc. 144A	7.000%	7/15/26	BB	1,447,500

	Health Care Providers & Services – 1.3%

1,000	CHS/Community Health Systems Inc.	6.875%	2/01/22	CCC–	455,000

2,375	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	2,404,688
3,375	Total Health Care Providers & Services				2,859,688

	Health Care Technology – 0.6%

1,500	Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	1,432,500

	Hotels, Restaurants & Leisure – 2.5%

2,250	1011778 BC ULC/New Red Finance Inc., 144A, (3)	4.250%	5/15/24	Ba3	2,071,823

2,500	Golden Nugget, Inc., 144A	8.750%	10/01/25	CCC+	2,406,250

1,500	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB+	1,312,500
6,250	Total Hotels, Restaurants & Leisure				5,790,573

	Household Durables – 1.9%

1,790	Beazer Homes USA Inc.	5.875%	10/15/27	B–	1,414,100

2,000	Lennar Corp	4.750%	11/29/27	BBB–	1,805,000

1,400	TRI Pointe Group Inc.	5.250%	6/01/27	BB–	1,106,000
5,190	Total Household Durables				4,325,100

	Independent Power & Renewable Electricity Producers – 0.8%

2,000	TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	1,760,000

	Insurance – 1.2%

2,000	Genworth Holdings Inc.	4.800%	2/15/24	B	1,650,000

1,000	Nationstar Mortgage Holdings Inc., 144A	9.125%	7/15/26	B+	972,500
3,000	Total Insurance				2,622,500

	Interactive Media & Services – 0.5%

1,500	Rackspace Hosting Inc., 144A	8.625%	11/15/24	B+	1,170,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Leisure Products – 0.8%

$2,000	Mattel Inc., 144A	6.750%	12/31/25	BB–	$1,784,380

	Machinery – 0.7%

750	Apex Tool Group LLC / BC Mountain Finance Inc., 144A, (3)	9.000%	2/15/23	B–	633,750

1,000	Cleaver-Brooks Inc., 144A	7.875%	3/01/23	B	965,000
1,750	Total Machinery				1,598,750

	Media – 5.4%

1,500	Altice S.A, 144A	7.750%	5/15/22	B–	1,365,000

2,000	AMC Networks Inc.	4.750%	8/01/25	BB	1,815,000

2,000	CBS Radio, Inc., 144A, (3)	7.250%	11/01/24	B–	1,860,000

2,500	Intelsat Luxembourg SA, (3)	8.125%	6/01/23	CCC–	1,937,500

2,000	Meredith Corporation, 144A	6.875%	2/01/26	B	1,955,000

2,000	Midcontinent Communications / Midcontinent Finance Corp, 144A	6.875%	8/15/23	B	2,060,900

1,330	Sirius XM Radio Inc., 144A	5.375%	7/15/26	BB	1,243,550
13,330	Total Media				12,236,950

	Metals & Mining – 9.8%

1,500	AK Steel Corporation, (3)	7.000%	3/15/27	B–	1,170,000

2,000	Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	1,915,000

2,000	Aleris International Inc., 144A, (3)	10.750%	7/15/23	CCC+	2,043,600

2,000	First Quantum Minerals Ltd, 144A	7.000%	2/15/21	B	1,920,000

3,000	FMG Resources, 144A	4.750%	5/15/22	BB+	2,850,000

2,000	Freeport-McMoRan Inc.	3.875%	3/15/23	BB+	1,850,000

2,000	Northwest Acquisition/Dominion Finco Inc. , 144A	7.125%	11/01/22	BB	1,977,060

1,500	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	1,421,250

2,630	Taseko Mines Limited, 144A	8.750%	6/15/22	B	2,367,000

1,500	Tronox Inc., 144A, (3)	6.500%	4/15/26	B–	1,245,000

2,000	United States Steel Corporation	6.875%	8/15/25	BB–	1,830,000

1,750	Warrior Met Coal LLC, 144A	8.000%	11/01/24	BB–	1,736,875
23,880	Total Metals & Mining				22,325,785

	Oil, Gas & Consumable Fuels – 7.8%

2,834	Armstrong Energy Inc., (4)	11.750%	12/15/19	N/R	28

1,750	Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	7.000%	11/01/26	BB–	1,583,750

1,350	California Resources Corporation, 144A, (3)	8.000%	12/15/22	B–	914,625

2,000	DOF Subsea AS, 144A, Reg S	9.500%	3/14/22	N/R	1,762,374

1,500	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	8.000%	2/15/25	Caa2	618,750

1,900	Genesis Energy LP	6.500%	10/01/25	B+	1,672,000

2,000	Halcon Resources Corporation	6.750%	2/15/25	B–	1,460,000

1,000	Murphy Oil Corporation	5.750%	8/15/25	BBB–	934,480

2,000	Peabody Energy Corporation, 144A	6.375%	3/31/25	BB	1,860,000

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,800	Southwestern Energy Company	7.500%	4/01/26	BB	$1,701,000

2,000	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	1,950,000

1,500	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	5.875%	4/15/26	BB	1,458,750

1,000	W&T Offshore Inc., 144A	9.750%	11/01/23	B	875,000

1,000	Whiting Petroleum Corporation	6.625%	1/15/26	BB	857,500
23,634	Total Oil, Gas & Consumable Fuels				17,648,257

	Personal Products – 0.1%

550	First Quality Finance Co Inc., 144A	5.000%	7/01/25	BB–	492,250

	Pharmaceuticals – 1.4%

1,500	Bausch Health Cos Inc., 144A	5.875%	5/15/23	B–	1,387,500

2,500	Endo Finance LLC, 144A	5.375%	1/31/23	B3	1,900,000
4,000	Total Pharmaceuticals				3,287,500

	Real Estate Management & Development – 0.6%

1,500	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	1,281,600

	Road & Rail – 0.9%

2,000	United Rentals North America Inc.	6.500%	12/15/26	BB	1,970,000

	Software – 0.7%

2,000	West Corporation, 144A	8.500%	10/15/25	B3	1,570,000

	Specialty Retail – 3.5%

1,000	GameStop Corp, 144A, (3)	6.750%	3/15/21	Ba1	997,500

2,000	goeasy Ltd, 144A	7.875%	11/01/22	BB–	2,025,000

1,500	JC Penney Corp Inc., 144A, (3)	8.625%	3/15/25	BB	795,000

3,000	L Brands, Inc.	6.875%	11/01/35	Ba1	2,505,600

1,750	PGT Escrow Issuer Inc., 144A	6.750%	8/01/26	B	1,723,750
9,250	Total Specialty Retail				8,046,850

	Technology Hardware, Storage & Peripherals – 0.8%

2,000	Western Digital Corp	4.750%	2/15/26	Baa3	1,735,000

	Tobacco – 1.3%

2,750	Pyxus International Inc.	9.875%	7/15/21	CCC	2,083,125

915	Vector Group Limited, 144A	6.125%	2/01/25	BB–	777,750
3,665	Total Tobacco				2,860,875

	Trading Companies & Distributors – 1.2%

1,000	Beacon Roofing Supply Inc., 144A	4.875%	11/01/25	B+	878,750

2,000	H&E Equipment Services Inc.	5.625%	9/01/25	BB–	1,835,000
3,000	Total Trading Companies & Distributors				2,713,750

	U.S. Agency – 0.6%

1,500	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	1,320,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 3.2%

$1,900	C&W SR Financing Designated Activity Co, 144A	6.875%	9/15/27	BB–	$1,753,225

2,000	Digicel Limited, 144A, (3)	6.000%	4/15/21	B3	1,795,000

1,900	Level 3 Financing Inc.	5.250%	3/15/26	BB	1,738,500

2,000	Telecom Italia SpA/Milano, 144A	5.303%	5/30/24	BBB–	1,900,000
7,800	Total Wireless Telecommunication Services				7,186,725
$224,814	Total Corporate Bonds (cost $216,483,475)				195,079,501

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 3.1%

	Banks – 0.3%

$725	CIT Group Inc.	5.800%	N/A (5)	Ba3	$656,125

	Commercial Services & Supplies – 1.0%

2,500	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	2,425,000

	Food Products – 1.7%

2,000	Dairy Farmers of America Inc., 144A	7.125%	N/A (5)	BB+	1,865,000

2,000	Land O’ Lakes Incorporated, 144A	7.000%	N/A (5)	BB	1,950,000
4,000	Total Food Products				3,815,000

	Oil, Gas & Consumable Fuels – 0.1%

330	Buckeye Partners LP	6.375%	1/22/78	Ba1	268,406
$7,555	Total $1,000 Par (or similar) Institutional Preferred (cost $7,628,462)				7,164,531

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 2.8% (8)

	Banks – 2.2%

$1,200	Banco Bilbao Vizcaya Argentaria S.A, (3)	6.125%	N/A (5)	Ba2	$1,005,000

1,000	Intesa Sanpaolo SpA, (2), 144A	7.700%	N/A (5)	BB–	895,000

1,000	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	BB+	990,000

1,385	Societe Generale Sa, 144A	6.750%	N/A (5)	BB+	1,177,596

1,015	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	901,320
5,600	Total Banks				4,968,916

	Capital Markets – 0.6%

1,500	Credit Suisse Group AG, 144A	7.500%	N/A (5)	Ba2	1,462,500
$7,100	Total Contingent Capital Securities (cost $6,691,461)				6,431,416

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.7% (6)

	Containers & Packaging – 0.4%

$1,000	Packaging Coordinators Midco Inc., Term Loan, 2L	11.140%	3-Month LIBOR	8.750%	6/30/24	CCC+	$1,000,000

	Diversified Financial Services – 0.8%

1,729	Jill Acquisition LLC, Term Loan, 1L	7.530%	3-Month LIBOR	5.000%	5/08/22	B1	1,714,245

	IT Services – 0.2%

500	Optiv Security Inc., Second Lien Term Loan	9.552%	3-Month LIBOR	7.250%	1/13/25	CCC	455,000

	Professional Services – 1.3%

3,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	11.140%	3-Month LIBOR	5.750%	2/28/22	Caa2	2,982,515
$6,229	Total Variable Rate Senior Loan Interests (cost $6,181,962)						6,151,760

Shares	Description (1)			Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.9%

	Food Products – 0.4%

34,685	CHS Inc.			6.750%		N/R	$834,521

	Oil, Gas & Consumable Fuels – 0.5%

60,000	Nustar Energy LP			8.500%		B1	1,164,600
	Total $25 Par (or similar) Preferred Securities (cost $2,168,792)						1,999,121

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.4%

	Nigeria – 0.4%

1,000	Nigeria Government International Bond, 144A			7.625%	11/21/25	B+	$964,000
	Total Sovereign Debt (cost $1,000,000)						964,000

Shares	Description (1)						Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

526	Dayton Superior Class A, (9), (10)						$5

585	Dayton Superior Class 1, (9)						6
	Total Building Products						11

	Capital Markets – 0.0%

2,292	Adamas Finance Asia Limited, (10)						1,387

	Energy Equipment & Services – 0.0%

3	SAExploration Holdings Inc., (9), (10)						—

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (9), (10)						4,991

Shares	Description (1)		Value

	Multi-Utilities – 0.0%

1	Dominion Resources, Inc.		$57

	Oil, Gas & Consumable Fuels – 0.0%

1	Arch Coal Inc., Class A		83

50,119	Connacher Oil and Gas Limited, (9), (10)		15
	Total Oil, Gas & Consumable Fuels		98
	Total Common Stocks (cost $1,157,016)		6,544

Shares	Description (1)		Value

	WARRANTS – 0.0%

	Energy Equipment & Services - 0.0%

28	SAExploration Holdings Inc., (9), (10)		$—

	Road & Rail – 0.0%

8,907	Jack Cooper Enterprises, (9)		—
	Total Warrants (cost $223)		—
	Total Long-Term Investments (cost $241,311,391)		217,796,873

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.0%

	Money Market Funds – 10.0%

22,726,569	First American Government Obligations Fund, Class X, (11)	2.355% (12)	$22,726,569
	Total Investments Purchased with Collateral from Securities Lending (cost $22,726,569)		22,726,569

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 2.0%

4,590,067	First American Treasury Obligations Fund, Class Z	2.358% (12)	$4,590,067
	Total Short-Term Investments (cost $4,590,067)		4,590,067
	Total Investments (cost $268,628,027) – 107.7%		245,113,509
	Other Assets Less Liabilities – (7.7)%		(17,470,112)
	Net Assets – 100%		$227,643,397

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $21,535,724.

(4)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Perpetual security. Maturity date is not applicable.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion, of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(11)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Inflation Protected Securities Fund

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.3%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 87.2%

$5,890	Federal Farm Credit Banks	2.875%	5/26/21	Aaa	$5,927,549

5,985	Federal Home Loan Banks	3.250%	6/09/28	Aaa	6,020,832

39,310	U.S. Treasury Bonds	0.625%	1/15/24	Aaa	38,697,867

4,504	U.S. Treasury Bonds	2.000%	1/15/26	Aaa	4,807,401

2,821	U.S. Treasury Bonds	2.375%	1/15/27	Aaa	3,115,027

1,805	U.S. Treasury Bonds	1.750%	1/15/28	Aaa	1,916,529

1,212	U.S. Treasury Bonds	3.625%	4/15/28	Aaa	1,487,107

3,961	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	5,039,375

3,569	U.S. Treasury Bonds	2.125%	2/15/40	Aaa	4,194,778

4,556	U.S. Treasury Bonds	2.125%	2/15/41	Aaa	5,380,350

18,723	U.S. Treasury Bonds	0.750%	2/15/42	Aaa	16,991,195

5,355	U.S. Treasury Bonds	1.375%	2/15/44	Aaa	5,529,480

25,161	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	24,595,553

24,623	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	24,511,761

33,973	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/21	Aaa	33,035,682

26,815	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	26,029,822

20,043	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/22	Aaa	19,389,715

8,402	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	8,160,663

32,884	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	31,762,486

2,036	U.S. Treasury Inflation Indexed Obligations	0.625%	4/15/23	Aaa	2,002,457

3,151	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	3,081,385

11,960	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	11,469,791

10,850	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/25	Aaa	10,461,116

52,240	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/26	Aaa	50,853,938

16,489	U.S. Treasury Inflation Indexed Obligations	0.375%	1/15/27	Aaa	15,662,969

7,826	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/27	Aaa	7,424,837

31,884	U.S. Treasury Inflation Indexed Obligations	0.500%	1/15/28	Aaa	30,431,214

2,468	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	2,808,705

20,756	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	18,193,799

16,919	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	15,130,585

5,479	U.S. Treasury Inflation Indexed Obligations	0.875%	2/15/47	Aaa	5,030,732

3,025	U.S. Treasury Inflation Indexed Obligations	1.000%	2/15/48	Aaa	2,867,699

55,322	U.S. Treasury Notes	0.250%	1/15/25	Aaa	52,979,617

11,742	U.S. Treasury Notes	0.125%	7/15/26	Aaa	11,024,985
$521,739	Total U.S. Government and Agency Obligations (cost $522,246,829)				506,017,001

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 10.2%

$3,000	Banc of America Commercial Mortgage Trust 2015-UBS7, Series BACM 2015-UBS7 D	3.167%	9/17/48	BBB–	$2,481,824

2,848	Deephaven Residential Mortgage Trust 2018-4, Series DRMT 2018-4A A1, 144A	4.080%	10/25/58	AAA	2,868,152

2,859	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2I, 144A, (3-Month LIBOR reference rate + 1.250% spread), (3)	3.740%	7/25/47	BBB+	2,856,125

2,938	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2II, 144A	3.082%	7/25/47	BBB+	2,862,311

2,183	DRIVEN BRANDS FUNDING LLC, Series HONK 2015-1A A2, 144A	5.216%	7/20/45	BBB–	2,266,177

1,550	Finance of America Structured Securities Trust 2017-HB1, Series FASST 2017-HB1 M3, 144A	3.624%	11/25/27	Baa2	1,543,785

2,375	Flagstar Mortgage Trust 2017-2, Series FSMT 2017-2 A5, 144A	3.500%	10/25/47	Aaa	2,361,712

2,334	FOCUS Brands Funding LLC, Series FOCUS 2017-1A A2II, 144A	5.093%	4/30/47	BBB	2,365,778

1,919	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-SPI3 M1, 144A	4.168%	8/25/48	BBB–	1,923,952

2,050	GS Mortgage Securities Trust 2015-GC32, Series GSMS 2015-GC32 D	3.345%	7/10/48	BBB–	1,746,753

1,405	Invitation Homes 2017-SFR2 Trust, Series IHSFR 2017-SFR2 A, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	3.305%	12/19/36	Aaa	1,387,860

3,059	Invitation Homes 2018-SFR1 Trust, Series IHSFR 2018-SFR1 A, 144A, (1-Month LIBOR reference rate + 0.700% spread), (3)	3.155%	3/19/37	Aaa	2,995,531

2,716	Jimmy Johns Funding LLC, Series JIMMY 2017-1A A2I, 144A	3.610%	7/30/47	BBB	2,707,940

2,230	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, Series MSBAM 2014-C16 D, 144A	4.754%	6/17/47	BBB–	1,990,982

2,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Series MSBAM 2015-C22 D, 144A	4.237%	4/15/48	BBB–	1,726,151

500	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series NRART 2016-T2 DT2, 144A	4.005%	10/15/49	BBB	495,711

2,565	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series NRART 2017-T1 DT1, 144A	4.002%	2/15/51	BBB	2,531,387

2,041	New Residential Mortgage Loan Trust 2017-6, Series NRZT 2017-6A A1, 144A	4.000%	8/25/57	Aaa	2,051,119

2,833	New Residential Mortgage Loan Trust 2018-5, Series NRZT 2018-5A A1, 144A	4.750%	12/25/57	Aaa	2,902,147

1,885	Ocwen Master Advance Receivables Trust, Series OMART 2018-T2 DT2, 144A	4.532%	8/15/50	BBB	1,889,392

2,494	Planet Fitness Master Issuer LLC, Series PLNT 2018-1A A2I, 144A	4.262%	9/05/48	BBB–	2,504,124

1,005	Sequoia Mortgage Trust 2017-CH2, Series SEMT 2017-CH2 A10, 144A	4.000%	12/25/47	Aaa	1,008,025

2,346	Sequoia Mortgage Trust 2018-CH4, Series SEMT 2018-CH4 A10, 144A	4.500%	10/25/48	Aaa	2,392,101

2,926	Shellpoint Co-Originator Trust 2017-2, Series SCOT 2017-2 A4, 144A	3.500%	10/25/47	Aaa	2,889,060

1,600	SPS Servicer Advance Receivables Trust, Series SPART 2018-T1 DT1, 144A	4.500%	10/17/50	BBB	1,602,942

972	TCF Auto Receivables Owner Trust 2015-2, Series TCFAT 2015-2A A4, 144A	2.550%	4/15/21	AAA	969,263

1,580	Wells Fargo Commercial Mortgage Trust 2015-C30, Series WFCM 2015-C30 D, 144A	4.497%	9/17/58	BBB–	1,462,276

2,370	WFRBS Commercial Mortgage Trust 2011-C3, Series WFRBS 2011-C3 C, 144A	5.335%	3/17/44	A1	2,414,886
$60,583	Total Asset-Backed and Mortgage-Backed Securities (cost $59,055,609)				59,197,466

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 1.6%

	Airlines – 0.1%

$316	American Airlines 2013-2 Class B Pass Through Trust, 144A	5.600%	7/15/20	BBB–	$318,145

	Auto Components – 0.1%

300	American Axle & Manufacturing Inc.	6.625%	10/15/22	B	297,000

300	Tenneco Inc.	5.375%	12/15/24	BB–	258,750
600	Total Auto Components				555,750

	Automobiles – 0.1%

465	General Motors Company	4.000%	4/01/25	BBB	434,671

	Banks – 0.0%

170	CIT Group Inc.	5.000%	8/01/23	BB+	166,600

	Building Products – 0.1%

250	Owens Corning	4.200%	12/15/22	BBB	248,206

	Chemicals – 0.1%

515	CF Industries Inc.	3.450%	6/01/23	BB+	478,950

250	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	236,250
765	Total Chemicals				715,200

	Commercial Services & Supplies – 0.0%

124	RR Donnelley & Sons Company	7.875%	3/15/21	B–	124,000

	Construction Materials – 0.0%

300	Cemex SAB de CV, 144A	5.700%	1/11/25	BB	287,628

	Containers & Packaging – 0.0%

175	Graphic Packaging International LLC	4.875%	11/15/22	BB+	172,375

	Diversified Telecommunication Services – 0.0%

200	CenturyLink Inc., (4)	6.750%	12/01/23	BB	192,750

	Health Care Providers & Services – 0.4%

200	CHS/Community Health Systems Inc., (4)	5.125%	8/01/21	B	185,500

500	HCA Inc.	4.250%	10/15/19	BBB–	498,750

1,715	Mayo Clinic	3.774%	11/15/43	AA	1,676,444
2,415	Total Health Care Providers & Services				2,360,694

	Hotels, Restaurants & Leisure – 0.1%

475	1011778 BC ULC / New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	437,385

	Media – 0.0%

200	CCO Holdings LLC / CCO Holdings Capital Corporation	5.125%	2/15/23	BB+	195,000

	Metals & Mining – 0.1%

470	Freeport-McMoRan Inc.	3.875%	3/15/23	BB+	434,750

90	Hudbay Minerals Inc., 144A	7.250%	1/15/23	B+	88,875
560	Total Metals & Mining				523,625

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Mortgage Real Estate Investment Trusts – 0.1%

$475	Starwood Property Trust Inc.	5.000%	12/15/21	BB–	$466,687

	Oil, Gas & Consumable Fuels – 0.0%

150	Targa Resources Partners LP / Targa Resources Partners Finance Corporation	4.250%	11/15/23	BB	138,937

	Real Estate Management & Development – 0.1%

200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B1	190,000

400	VEREIT Operating Partnership LP	3.000%	2/06/19	BBB–	399,760
600	Total Real Estate Management & Development				589,760

	Road & Rail – 0.0%

255	Hertz Corporation, 144A	7.625%	6/01/22	B+	240,338

	Technology Hardware, Storage & Peripherals – 0.1%

500	NCR Corporation	5.000%	7/15/22	BB	471,250

	Wireless Telecommunication Services – 0.2%

400	CenturyLink Inc.	5.625%	4/01/20	BB	398,000

200	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	205,000

400	Telecom Italia SpA/Milano, 144A	5.303%	5/30/24	BBB–	380,000
1,000	Total Wireless Telecommunication Services				983,000
$9,995	Total Corporate Bonds (cost $10,019,784)				9,622,001

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.3%

	Canada – 0.3%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$1,777,001
$1,500	Total Sovereign Debt (cost $1,782,075)				1,777,001
	Total Long-Term Investments (cost $593,104,297)				576,613,469

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%

	Money Market Funds – 0.1%

395,375	First American Government Obligations Fund, Class X, (5)	2.355% (6)			$395,375
	Total Investments Purchased with Collateral from Securities Lending (cost $395,375)				395,375

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

3,099,786	First American Treasury Obligations Fund, Class Z	2.358% (6)			$3,099,786
	Total Short-Term Investments (cost $3,099,786)				3,099,786
	Total Investments (cost $596,599,458) – 99.9%				580,108,630
	Other Assets Less Liabilities – 0.1% (7)				869,549
	Net Assets – 100%				$580,978,179

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Short	(119)	3/19	$(13,520,099)	$(13,647,813)	$(127,714)	$(29,750)
U.S. Treasury 5-Year Note	Short	(144)	3/19	(30,382,534)	(30,573,000)	(190,466)	(20,250)
U.S. Treasury 10-Year Note	Long	152	3/19	18,262,606	18,546,375	283,769	59,662
U.S. Treasury Long Bond	Long	31	3/19	4,417,486	4,526,000	108,514	14,531
Total				$(21,222,541)	$(21,148,438)	$74,103	$24,193
Total receivable for variation margin on futures contracts							$74,193
Total payable for variation margin on futures contracts							$(50,000)

*	The aggregate notional amount of long and short-positions is $22,680,092 and $(43,902,633), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $378,250.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Short Term Bond Fund

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.3%

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 46.3%

$1,531	321 Henderson Receivables I LLC, Series HENDR 2005-1A A1, 144A, (1-Month LIBOR reference rate + 0.230% spread), (3)	2.685%	11/15/40	AAA	$1,457,553

1,135	321 Henderson Receivables I LLC, Series HENDR 2006-4A A1, 144A, (1-Month LIBOR reference rate + 0.200% spread), (3)	2.655%	12/15/41	AAA	1,113,962

392	ACE Securities Corp Manufactured Housing Trust Series 2003-MH1, Series ACE 2003-MH1 M1, 144A	6.500%	5/15/29	AA	420,799

1,766	American Express Credit Account Master Trust, Series AMXCA 2014-1 A, (1-Month LIBOR reference rate + 0.370% spread), (3)	2.825%	12/15/21	AAA	1,767,142

2,317	Asset Backed Securities Corp Home Equity Loan Trust Series 2002-HE1, Series ABSHE 2002-HE1 M1, (1-Month LIBOR reference rate + 1.650% spread), (3)	4.105%	3/15/32	BBB	2,345,440

2,455	Avid Automobile Receivables Trust 2018-1, Series AVID 2018-1 A, 144A	2.840%	8/15/23	A	2,437,774

2,915	Bank of The West Auto Trust 2017-1, Series BWSTA 2017-1 A3, 144A	2.110%	1/15/23	AAA	2,879,513

1,062	BBCMS Trust 2014-BXO, Series BBCMS 2014-BXO D, 144A, (1-Month LIBOR reference rate + 3.000% spread), (3)	5.455%	8/16/27	AAA	1,062,679

3,000	BBCMS Trust 2015-STP, Series BBCMS 2015-STP C, 144A	4.284%	9/10/28	A–	3,007,688

931	Bear Stearns Asset Backed Securities Trust 2005-SD1, Series BSABS 2005-SD1 1M3, (1-Month LIBOR reference rate + 1.230% spread), (3)	3.736%	8/25/43	A	925,880

2,375	Cabela’s Credit Card Master Note Trust, Series CABMT 2014-2 A, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.905%	7/15/22	AAA	2,376,158

2,655	Capital One Multi-Asset Execution Trust, Series COMET 2014-A3 A3, (1-Month LIBOR reference rate + 0.380% spread), (3)	2.835%	1/18/22	AAA	2,655,251

2,500	Capital One Multi-Asset Execution Trust, Series COMET 2016-A2 A2, (1-Month LIBOR reference rate + 0.630% spread), (3)	3.085%	2/15/24	AAA	2,513,839

3,140	Carmax Auto Owner Trust 2018-4, Series CARMX 2018-4 A3	3.360%	9/15/23	AAA	3,161,002

1,403	Carnow Auto Receivables Trust 2017-1, Series CNART 2017-1A A, 144A	2.920%	9/15/22	A	1,396,583

830	Cascade Funding Mortgage Trust, Series CFMT 2018-RM1 A1, 144A	4.580%	6/25/48	N/R	818,651

4,000	Chase Issuance Trust, Series CHAIT 2016-A3 A3, (1-Month LIBOR reference rate + 0.550% spread), (3)	3.005%	6/15/23	AAA	4,019,706

2,443	CIG AUTO RECEIVABLES TRUST 2017-1, Series CIGAR 2017-1A A, 144A	2.710%	5/15/23	Aa2	2,428,306

2,000	Citibank Credit Card Issuance Trust, Series CCCIT 2017-A4 A4, (1-Month LIBOR reference rate + 0.220% spread), (3)	2.603%	4/07/22	AAA	2,000,001

73	Citicorp Mortgage Securities Trust Series 2006-1, Series CMSI 2006-1 5A1	5.500%	2/25/26	N/R	72,571

2,000	Cold Storage Trust 2017-ICE3, Series COLD 2017-ICE3 A, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	3.455%	4/15/36	AAA	1,964,242

1,000	Commercial Mortgage Lease-Backed Certificates Series 2001-CMLB-1, Series CMLBC 2001-CMLB C, 144A	7.956%	6/20/31	AA+	1,079,507

1,447	Conn’s Receivables Funding 2018-A LLC, Series CONN 2018-A A, 144A	3.250%	7/17/23	BBB	1,447,118

271	Credit Suisse First Boston Mortgage Securities Corp, Series CSFB 2003-23 3A4	5.750%	9/25/33	AA+	282,685

1,368	Credit-Based Asset Servicing & Securitization LLC, Series CBASS 2007-SP1 A4, 144A	5.582%	12/25/37	AA	1,389,356

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,316	CSMC 2017-HL2 Trust, Series CSMC 2017-HL2 A3, 144A	3.500%	10/25/47	AAA	$2,284,311

2,071	Deephaven Residential Mortgage Trust 2018-4, Series DRMT 2018-4A A1, 144A	4.080%	10/25/58	AAA	2,085,479

3,500	Discover Card Execution Note Trust, Series DCENT 2018-A3 A3, (1-Month LIBOR reference rate + 0.230% spread), (3)	2.685%	12/15/23	AAA	3,488,227

2,469	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2I, 144A, (3-Month LIBOR reference rate + 1.250% spread), (3)	3.740%	7/25/47	BBB+	2,466,429

2,000	Fannie Mae Connecticut Avenue Securities, Series CAS 2014-C02 1M2, (1-Month LIBOR reference rate + 2.600% spread), (3)	5.106%	5/28/24	BBB–	2,095,251

2,063	Fannie Mae Connecticut Avenue Securities, Series CAS 2017-C03 1M1, (1-Month LIBOR reference rate + 0.950% spread), (3)	3.456%	10/25/29	Baa3	2,064,946

79	Fannie Mae Interest Strip, Series FNS 366 25	5.000%	9/01/24	N/R	2,480

2,093	Fannie Mae Pool MA2869	2.500%	1/01/27	N/R	2,071,985

2,451	Fannie Mae Pool MA3220	2.500%	12/01/27	N/R	2,425,567

6	Fannie Mae REMICS, Series FNR 1992-150 MA	5.500%	9/25/22	N/R	6,642

86	Fannie Mae REMICS, Series FNR 2004-90 GF, (1-Month LIBOR reference rate + 0.300% spread), (3)	2.806%	11/25/34	N/R	86,527

10	Fannie Mae REMICS, Series FNR 2011-6 BA	2.750%	6/25/20	N/R	10,471

1,170	Fifth Third Auto Trust 2017-1, Series FITAT 2017-1 A3	1.800%	2/15/22	AAA	1,157,273

2,097	Flagstar Mortgage Trust 2017-2, Series FSMT 2017-2 A5, 144A	3.500%	10/25/47	Aaa	2,085,512

2,093	Flagstar Mortgage Trust 2018-4, Series FSMT 2018-4 A4, 144A	4.000%	7/25/48	Aaa	2,105,132

2,600	Ford Credit Auto Owner Trust 2015-REV2, Series FORDR 2015-2 A, 144A	2.440%	1/15/27	AAA	2,578,209

2,300	Ford Credit Auto Owner Trust 2016-REV1, Series FORDR 2016-1 A, 144A	2.310%	8/15/27	AAA	2,268,503

2,775	Ford Credit Auto Owner Trust, Series FORDO 2017-C A3	2.010%	3/15/22	AAA	2,742,397

21	Freddie Mac Gold Pool M30035	4.500%	4/01/22	Aaa	21,121

1,971	Freddie Mac Multifamily Structured Pass Through Certificates, Series FHMS KLH1 A, (1-Month LIBOR reference rate + 0.700% spread), (3)	3.047%	11/25/22	Aaa	1,977,812

1	Freddie Mac REMICS, Series FHR 1022 J	6.000%	12/15/20	Aaa	744

117	Freddie Mac REMICS, Series FHR 3780 FE, (1-Month LIBOR reference rate + 0.400% spread), (3)	2.855%	12/15/20	Aaa	117,712

1,804	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2017-HQA2 M1, (1-Month LIBOR reference rate + 0.800% spread), (3)	3.306%	12/26/29	BBB–	1,802,661

1,811	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-SPI1 M1, 144A	3.746%	2/25/48	BBB–	1,803,480

1,383	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-SPI3 M1, 144A	4.168%	8/25/48	BBB–	1,386,589

1,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-SPI4 M1, 144A	4.461%	11/25/48	BBB–	998,511

1,888	Galton Funding Mortgage Trust 2018-2, Series GFMT 2018-2 A41, 144A	4.500%	10/25/58	AAA	1,914,876

1,029	GLS Auto Receivables Trust 2017-1, Series GCAR 2017-1A A2, 144A	2.670%	4/15/21	A	1,026,139

1,415	GLS Auto Receivables Trust 2018-1, Series GCAR 2018-1A A, 144A	2.820%	7/15/22	A	1,409,580

2,480	GM Financial Consumer Automobile Receivables Trust 2018-4, Series GMCAR 2018-4 A3	3.210%	10/16/23	AAA	2,493,479

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$437	GS Mortgage Securities Trust 2010-C1, Series GSMS 2010-C1 A1, 144A	3.679%	8/12/43	Aaa	$437,670

497	IMac Home Equity Loan Trust 1998-3, Series IMCHE 1998-3 A7	6.720%	8/20/29	AA	500,016

1,292	Invitation Homes 2017-SFR2 Trust, Series IHSFR 2017-SFR2 A, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	3.305%	12/19/36	Aaa	1,276,637

3,238	Invitation Homes 2018-SFR1 Trust, Series IHSFR 2018-SFR1 A, 144A, (1-Month LIBOR reference rate + 0.700% spread), (3)	3.155%	3/19/37	Aaa	3,170,028

2,076	Invitation Homes 2018-SFR2 Trust, Series IHSFR 2018-SFR2 A, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.355%	6/18/37	Aaa	2,052,245

2,725	Invitation Homes 2018-SFR3 Trust, Series IHSFR 2018-SFR3 A, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	3.455%	7/17/37	Aaa	2,708,905

1,593	Invitation Homes 2018-SFR4 Trust, Series IHSFR 2018-SFR4 A, 144A, (1-Month LIBOR reference rate + 1.100% spread), (3)	3.555%	1/19/38	Aaa	1,605,680

2,970	JP Morgan Chase Commercial Mortgage Securities Trust 2017-MAUI, Series JPMCC 2017-MAUI A, 144A, (1-Month LIBOR reference rate + 0.830% spread), (3)	3.217%	7/17/34	AAA	2,937,543

2,605	JP Morgan Chase Commercial Mortgage Securities Trust 2018-BCON, Series JPMCC 2018-BCON A, 144A	3.735%	1/07/31	AAA	2,646,322

2,661	Jimmy Johns Funding LLC, Series JIMMY 2017-1A A2I, 144A	3.610%	7/30/47	BBB	2,653,781

3,334	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2, Series JPMCC 2010-C2 A3, 144A	4.070%	11/15/43	AAA	3,373,368

1,904	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3, Series JPMCC 2011-C3 A4, 144A	4.717%	2/16/46	AAA	1,945,027

2,008	Mid-State Capital Trust 2010-1, Series MDST 2010-1 B, 144A	7.000%	12/15/45	A	2,125,863

1,335	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series NRART 2017-T1 AT1, 144A	3.214%	2/15/51	AAA	1,332,223

1,759	New Residential Mortgage LLC 2018-FNT2, Series NZES 2018-FNT2 D, 144A	4.920%	7/25/24	N/R	1,770,814

1,894	New Residential Mortgage LLC, Series NZES 2018-FNT1 D, 144A	4.690%	5/25/23	N/R	1,905,516

1,419	New Residential Mortgage Loan Trust 2014-2, Series NRZT 2014-2A A3, 144A	3.750%	5/25/54	AAA	1,422,299

841	New Residential Mortgage Loan Trust 2014-3, Series NRZT 2014-3A AFX3, 144A	3.750%	11/25/54	AA	840,200

1,412	New Residential Mortgage Loan Trust 2015-1, Series NRZT 2015-1A A3, 144A	3.750%	5/28/52	Aaa	1,413,723

1,578	New Residential Mortgage Loan Trust 2016-1, Series NRZT 2016-1A A1, 144A	3.750%	3/25/56	AAA	1,573,433

1,810	New Residential Mortgage Loan Trust 2017-1, Series NRZT 2017-1A A1, 144A	4.000%	2/25/57	AA+	1,820,685

2,007	New Residential Mortgage Loan Trust 2018-5, Series NRZT 2018-5A A1, 144A	4.750%	12/25/57	Aaa	2,056,521

2,709	New Residential Mortgage Loan Trust 2018-NQM1, Series NRZT 2018-NQM1 A1, 144A	3.986%	11/25/48	AAA	2,749,510

2,300	New Residential Mortgage Loan Trust 2018-1, Series NRZT 2018-1A A1A, 144A	4.000%	12/25/57	AA–	2,310,615

3,400	Nissan Auto Lease Trust 2018-A, Series NALT 2018-A A3	3.250%	9/15/21	AAA	3,404,109

1,515	Nissan Auto Receivables 2017-C Owner Trust, Series NAROT 2017-C A3	2.120%	4/18/22	Aaa	1,496,135

2,430	NRZ Advance Receivables Trust Advance Receivables Backed 2016-T3, Series NRART 2016-T3 AT3, 144A	2.833%	10/16/51	AAA	2,396,678

2,075	OBX 2018-EXP1 Trust, Series OBX 2018-EXP1 1A6, 144A	4.500%	4/25/48	AAA	2,104,003

2,406	OBX 2018-EXP2 Trust, Series OBX 2018-EXP2 1A1, 144A	4.000%	7/25/58	AAA	2,402,725

3,185	Ocwen Master Advance Receivables Trust, Series OMART 2016-T2 AT2, 144A	2.722%	8/16/49	AAA	3,171,942

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,200	Ocwen Master Advance Receivables Trust, Series OMART 2018-T2 AT2, 144A	3.598%	8/15/50	AAA	$2,205,302

500	OneMain Financial Issuance Trust 2015-1, Series OMFIT 2015-1A B, 144A	3.850%	3/18/26	AAA	501,358

2,000	OneMain Financial Issuance Trust 2015-2, Series OMFIT 2015-2A C, 144A	4.320%	7/18/25	AA	2,001,393

2,500	OneMain Financial Issuance Trust 2016-2, Series OMFIT 2016-2A B, 144A	5.940%	3/20/28	AAA	2,539,069

2,985	Park Place Securities Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH, Series PPSI 2005-WCH1 M4, (1-Month LIBOR reference rate + 1.245% spread), (3)	3.751%	1/25/35	A	2,981,763

1,845	Planet Fitness Master Issuer LLC, Series PLNT 2018-1A A2I, 144A	4.262%	9/05/48	BBB–	1,853,052

2,213	Progress Residential 2017-SFR1 Trust, Series PROG 2017-SFR1 A, 144A	2.768%	8/17/34	Aaa	2,169,956

1,654	Prosper Marketplace Issuance Trust Series 2018-1, Series PMIT 2018-1A A, 144A	3.110%	6/17/24	A–	1,651,484

1,688	Prosper Marketplace Issuance Trust Series 2018-2, Series PMIT 2018-2A A, 144A	3.350%	10/15/24	A3	1,685,107

885	Sequoia Mortgage Trust 2017-CH2, Series SEMT 2017-CH2 A10, 144A	4.000%	12/25/47	Aaa	887,863

1,704	Sequoia Mortgage Trust 2018-CH4, Series SEMT 2018-CH4 A10, 144A	4.500%	10/25/48	Aaa	1,737,569

2,200	SoFi Professional Loan Program 2016-C LLC, Series SOFI 2016-C A2B, 144A	2.360%	12/27/32	Aaa	2,155,782

1,440	SoFi Professional Loan Program 2016-D LLC, Series SOFI 2016-D A2B, 144A	2.340%	4/25/33	Aaa	1,414,182

292	Sofi Professional Loan Program 2016-E LLC, Series SOFI 2016-E A2A, 144A	1.630%	1/25/36	Aaa	291,773

832	SoFi Professional Loan Program 2017-A LLC, Series SOFI 2017-A A2A, 144A	1.550%	3/26/40	AAA	825,404

2,045	SPS Servicer Advance Receivables Trust, Series SPART 2018-T1 AT1, 144A	3.620%	10/17/50	AAA	2,053,405

3,000	STACR Trust 2018-DNA2, Series STACR 2018-DNA2 M1, 144A, (1-Month LIBOR reference rate + 0.800% spread), (3)	3.306%	12/26/30	BBB+	2,996,529

1,100	Synchrony Card Issuance Trust, Series SYNIT 2018-A1 A	3.380%	9/15/24	AAA	1,109,747

1,061	TCF Auto Receivables Owner Trust 2016-1, Series TCFAT 2016-1A A3, 144A	1.710%	4/15/21	AAA	1,056,124

1,109	TCF Auto Receivables Owner Trust 2016-PT1, Series TCFAT 2016-PT1A A, 144A	1.930%	6/15/22	AAA	1,097,563

2,528	TCF Auto Receivables Owner Trust 2016-PT1, Series TCFAT 2016-PT1A B, 144A	2.920%	10/17/22	Aaa	2,510,519

3,000	Toyota Auto Receivables 2017-B Owner Trust, Series TAOT 2017-B A4	2.050%	9/15/22	AAA	2,946,164

1,990	Toyota Auto Receivables 2018-D Owner Trust, Series TAOT 2018-D A3	3.180%	3/15/23	AAA	2,005,750

2,170	Tricon American Homes 2017-SFR1 Trust, Series TAH 2017-SFR1 A, 144A	2.716%	9/19/34	Aaa	2,096,172

740	Veros Automobile Receivables Trust 2017-1, Series VEROS 2017-1 A, 144A	2.840%	4/17/23	N/R	737,748

1,371	Verus Securitization Trust 2018-3, Series VERUS 2018-3 A1, 144A	4.108%	10/25/58	AAA	1,362,026

1,565	VNDO 2013-PENN Mortgage Trust, Series VNDO 2013-PENN A, 144A	3.808%	12/13/29	AAA	1,579,311

8	Wells Fargo Mortgage Backed Securities 2005-AR16 Trust, Series WFMBS 2005-AR16 3A2	4.422%	3/25/35	AA+	8,087

2,278	Wendy’s Funding LLC, Series WEN 2015-1A A2II, 144A	4.080%	6/15/45	BBB	2,276,959

2,000	WFRBS Commercial Mortgage Trust 2011-C3, Series WFRBS 2011-C3 A4, 144A	4.375%	3/17/44	Aaa	2,040,523

2,500	World Omni Auto Receivables Trust 2018-C, Series WOART 2018-C A2	2.800%	1/18/22	AAA	2,495,169
$206,926	Total Asset-Backed and Mortgage-Backed Securities (cost $207,804,479)				206,878,520

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 37.1%

	Aerospace & Defense – 0.4%

$1,580	L3 Technologies Inc.	4.950%	2/15/21	BBB–	$1,616,773

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Airlines – 0.6%

$207	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	4/15/19	A+	$208,424

702	Delta Air Lines 2012-1 Class B Pass Through Trust, 144A	6.875%	5/07/19	BBB+	710,728

808	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	11/01/19	A+	829,731

270	US Airways 2001-1G Pass Through Trust	7.076%	3/20/21	A+	282,566
1,987	Total Airlines				2,031,449

	Auto Components – 0.2%

853	American Axle & Manufacturing Inc.	6.625%	10/15/22	B	844,470

	Automobiles – 1.7%

1,540	American Honda Finance Corporation	2.650%	2/12/21	A+	1,522,602

2,460	BMW US Capital LLC, 144A	3.100%	4/12/21	A+	2,436,092

1,950	Daimler Finance North America LLC, 144A	3.700%	5/04/23	A	1,941,103

2,000	General Motors Financial Company Inc.	3.200%	7/13/20	BBB	1,974,854
7,950	Total Automobiles				7,874,651

	Banks – 5.1%

1,370	Barclays PLC	2.750%	11/08/19	A	1,360,032

3,280	BB&T Corporation	2.450%	1/15/20	A+	3,256,750

1,645	BNP Paribas SA	2.375%	5/21/20	Aa3	1,626,801

1,900	Fifth Third BanCorporation	2.875%	7/27/20	A–	1,888,234

1,975	HSBC USA Inc.	2.750%	8/07/20	AA–	1,953,182

1,945	PNC Bank NA	2.500%	1/22/21	A+	1,919,149

2,160	Santander UK PLC	2.125%	11/03/20	Aa3	2,109,220

2,000	Societe Generale SA, 144A	2.500%	4/08/21	A1	1,954,644

1,720	SunTrust Banks Inc.	2.900%	3/03/21	A–	1,705,062

5,135	Wells Fargo & Company	2.600%	7/22/20	A+	5,084,391
23,130	Total Banks				22,857,465

	Beverages – 0.5%

2,180	Anheuser-Busch InBev Finance Inc.	2.650%	2/01/21	A–	2,142,734

	Biotechnology – 0.8%

1,375	Biogen Inc.	2.900%	9/15/20	A–	1,366,139

2,285	Celgene Corporation	2.875%	8/15/20	BBB+	2,268,791
3,660	Total Biotechnology				3,634,930

	Capital Markets – 3.5%

2,075	Charles Schwab Corporation/The	3.250%	5/21/21	A	2,085,050

1,300	Deutsche Bank AG/New York NY	3.150%	1/22/21	BBB+	1,256,361

1,870	Goldman Sachs Group Inc./The	2.750%	9/15/20	A	1,850,335

4,000	Goldman Sachs Group Inc./The	2.875%	2/25/21	A	3,931,475

603	Lazard Group LLC	4.250%	11/14/20	A–	610,903

5,995	Morgan Stanley	2.650%	1/27/20	A	5,949,326
15,843	Total Capital Markets				15,683,450

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 0.5%

$361	Eastman Chemical Company	2.700%	1/15/20	BBB	$358,300

1,935	LyondellBasell Industries NV	5.000%	4/15/19	BBB+	1,937,107
2,296	Total Chemicals				2,295,407

	Commercial Services & Supplies – 0.4%

2,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	1,964,061

	Consumer Finance – 1.7%

2,750	American Express Credit Corporation	2.375%	5/26/20	A2	2,720,758

845	Capital One Financial Corporation	2.500%	5/12/20	A–	833,945

1,355	Capital One Financial Corporation	4.750%	7/15/21	A–	1,390,167

1,555	Discover Bank	3.200%	8/09/21	BBB+	1,538,782

1,250	Navient Corporation	5.000%	10/26/20	BB	1,196,875
7,755	Total Consumer Finance				7,680,527

	Containers & Packaging – 0.3%

1,240	Packaging Corporation of America	2.450%	12/15/20	BBB	1,217,252

	Diversified Financial Services – 5.3%

8,540	Bank of America Corporation	2.250%	4/21/20	A+	8,447,557

4,000	Citigroup Inc.	2.650%	10/26/20	A	3,946,067

1,720	Citigroup Inc.	4.500%	1/14/22	A	1,757,308

2,020	General Electric Company	4.625%	1/07/21	BBB+	2,025,152

1,445	JPMorgan Chase & Company	2.250%	1/23/20	AA–	1,430,448

5,780	JPMorgan Chase & Company	4.625%	5/10/21	AA–	5,948,130
23,505	Total Diversified Financial Services				23,554,662

	Diversified Telecommunication Services – 1.7%

4,440	AT&T Inc.	2.800%	2/17/21	A–	4,382,349

1,290	Occidental Petroleum Corporation	4.100%	2/01/21	A	1,312,250

1,815	Verizon Communications Inc.	3.450%	3/15/21	A–	1,826,903
7,545	Total Diversified Telecommunication Services				7,521,502

	Electric Utilities – 0.8%

1,825	Berkshire Hathaway Energy Company	2.375%	1/15/21	A–	1,799,990

2,000	Exelon Generation Co LLC	2.950%	1/15/20	BBB	1,990,316
3,825	Total Electric Utilities				3,790,306

	Energy Equipment & Services – 0.7%

1,700	BP Capital Markets PLC	2.521%	1/15/20	A1	1,694,286

1,595	Schlumberger Holdings Corporation, 144A	3.000%	12/21/20	AA–	1,580,849
3,295	Total Energy Equipment & Services				3,275,135

	Food & Staples Retailing – 0.7%

2,000	CVS Health Corporation	2.800%	7/20/20	BBB	1,981,630

1,245	Sysco Corporation	2.600%	10/01/20	A3	1,231,355
3,245	Total Food & Staples Retailing				3,212,985

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 1.2%

$2,175	Bunge Ltd Finance Corporation	3.500%	11/24/20	BBB	$2,169,311

1,820	General Mills Inc.	3.200%	4/16/21	BBB	1,810,416

1,635	Kraft Heinz Foods Company	2.800%	7/02/20	BBB	1,620,570
5,630	Total Food Products				5,600,297

	Health Care Equipment & Supplies – 0.2%

1,120	Abbott Laboratories	2.900%	11/30/21	Baa1	1,108,863

	Health Care Providers & Services – 0.8%

1,500	HCA Inc.	4.250%	10/15/19	BBB–	1,496,250

1,765	UnitedHealth Group Inc.	3.875%	10/15/20	A+	1,788,265
3,265	Total Health Care Providers & Services				3,284,515

	Hotels, Restaurants & Leisure – 0.7%

1,980	Carnival Corporation	3.950%	10/15/20	A–	2,005,155

1,250	MGM Resorts International	6.750%	10/01/20	BB	1,284,375
3,230	Total Hotels, Restaurants & Leisure				3,289,530

	Insurance – 3.0%

2,415	American International Group Inc.	3.375%	8/15/20	BBB+	2,420,019

2,760	Berkshire Hathaway Finance Corporation	4.250%	1/15/21	AA	2,830,875

1,500	Hartford Financial Services Group Inc./The	5.500%	3/30/20	BBB+	1,538,995

2,025	Marsh & McLennan Cos Inc.	2.350%	3/06/20	A	2,006,795

1,500	Metropolitan Life Global Funding I, 144A	2.000%	4/14/20	AA–	1,478,444

1,570	Prudential Financial Inc.	4.500%	11/15/20	A	1,605,669

1,440	Unum Group	3.000%	5/15/21	BBB	1,423,500
13,210	Total Insurance				13,304,297

	Internet Software & Services – 0.4%

1,355	eBay Inc.	3.800%	3/09/22	BBB+	1,360,588

	Machinery – 0.3%

1,365	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/01/20	BBB	1,351,444

	Media – 1.1%

1,735	21st Century Fox America Inc., (4)	4.500%	2/15/21	BBB+	1,781,251

2,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	1,997,517

1,600	Discovery Communications LLC	5.050%	6/01/20	BBB–	1,635,639
5,335	Total Media				5,414,407

	Metals & Mining – 0.3%

1,250	Arconic Inc.	6.150%	8/15/20	BBB–	1,275,090

	Mortgage Real Estate Investment Trusts – 0.3%

750	Starwood Property Trust Inc.	5.000%	12/15/21	BB–	736,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 0.4%

$1,635	Sempra Energy	2.900%	2/01/23	BBB+	$1,588,640

	Oil, Gas & Consumable Fuels – 1.0%

1,550	Enterprise Products Operating LLC	2.800%	2/15/21	BBB+	1,532,940

750	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BBB–	772,565

1,000	Southwestern Energy Company, (4)	5.800%	1/23/20	BB	995,000

1,300	Valero Energy Corporation	6.125%	2/01/20	BBB	1,337,831
4,600	Total Oil, Gas & Consumable Fuels				4,638,336

	Specialty Retail – 0.4%

1,750	Home Depot Inc./The	2.625%	6/01/22	A	1,731,566

	Technology Hardware, Storage & Peripherals – 0.4%

1,420	Apple Inc.	2.250%	2/23/21	AA+	1,403,315

500	Dell Inc.	5.875%	6/15/19	Ba2	501,875
1,920	Total Technology Hardware, Storage & Peripherals				1,905,190

	Tobacco – 0.3%

1,465	Reynolds American Inc.	3.250%	6/12/20	BBB+	1,455,782

	Trading Companies & Distributors – 0.3%

1,500	Air Lease Corporation	3.375%	6/01/21	BBB	1,485,631

	Wireless Telecommunication Services – 1.1%

1,570	America Movil SAB de CV	5.000%	3/30/20	A–	1,597,039

1,500	CenturyLink Inc.	5.625%	4/01/20	BB	1,492,500

2,205	Vodafone Group PLC	4.375%	3/16/21	BBB+	2,256,559
5,275	Total Wireless Telecommunication Services				5,346,098
$166,544	Total Corporate Bonds (cost $168,179,341)				166,074,908

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.9%

$3,200	Federal Farm Credit Banks	3.050%	11/15/21	Aaa	$3,241,862

9,000	Federal Farm Credit Banks	2.800%	12/17/21	Aaa	9,054,144

5,500	Federal Home Loan Bank Bonds	1.500%	1/17/20	Aaa	5,437,696

13,000	Federal National Mortgage Association	1.000%	2/26/19	Aaa	12,970,100

4,525	U.S. Treasury Notes	1.000%	8/31/19	Aaa	4,476,922

4,500	U.S. Treasury Notes	1.000%	10/15/19	Aaa	4,443,223

4,000	U.S. Treasury Notes	1.750%	11/30/19	Aaa	3,968,594

10,000	U.S. Treasury Notes	1.625%	3/15/20	Aaa	9,888,009

1,500	U.S. Treasury Notes	2.125%	6/30/21	Aaa	1,487,359

7,500	U.S. Treasury Notes	1.750%	11/30/21	Aaa	7,348,401
$62,725	Total U.S. Government and Agency Obligations (cost $62,313,358)				62,316,310
	Total Long-Term Investments (cost $438,297,178)				435,269,738

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	Money Market Funds – 0.0%

94,027	First American Government Obligations Fund, Class X, (5)	2.355% (6)	$94,027
	Total Investments Purchased with Collateral from Securities Lending (cost $94,027)		94,027

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.2%

	Money Market Funds – 3.2%

14,121,428	First American Treasury Obligations Fund, Class Z	2.358% (6)	$14,121,428
	Total Short-Term Investments (cost $14,121,428)		14,121,428
	Total Investments (cost $452,512,633) – 100.5%		449,485,193
	Other Assets Less Liabilities – (0.5)% (7)		(2,306,845)
	Net Assets – 100%		$447,178,348

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Long	200	3/19	$42,183,208	$42,462,500	$279,292	$28,125
U.S. Treasury 5-Year Note	Long	117	3/19	13,200,065	13,418,437	218,372	29,250
Total				$55,383,273	$55,880,937	$497,664	$57,375
Total receivable for variation margin on futures contracts							$57,375
Total payable for variation margin on futures contracts							$—

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $89,505.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Strategic Income Fund

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.2%

	CORPORATE BONDS – 54.0%

	Aerospace & Defense – 1.4%

$2,785	BAE Systems Holdings Inc., 144A	3.850%	12/15/25	BBB	$2,762,429

930	Bombardier Inc., 144A	7.500%	3/15/25	B	876,525

1,500	General Dynamics Corporation	2.625%	11/15/27	A+	1,384,000

3,380	Rockwell Collins Inc.	3.500%	3/15/27	BBB+	3,174,502
8,595	Total Aerospace & Defense				8,197,456

	Air Freight & Logistics – 0.6%

2,280	FedEx Corporation	3.300%	3/15/27	BBB	2,169,156

1,500	XPO Logistics Inc., 144A	6.500%	6/15/22	BB	1,486,875
3,780	Total Air Freight & Logistics				3,656,031

	Airlines – 1.1%

1,241	American Airlines 2013-2 Class B Pass Through Trust, 144A	5.600%	7/15/20	BBB–	1,250,310

904	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	AA+	888,154

2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,990,000

2,370	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	11/01/19	A+	2,434,672
6,515	Total Airlines				6,563,136

	Auto Components – 0.7%

1,180	American Axle & Manufacturing Inc.	6.625%	10/15/22	B	1,168,200

750	American Axle & Manufacturing Inc., (3)	6.250%	4/01/25	B	682,500

2,000	Lear Corporation	5.375%	3/15/24	BBB–	2,057,369
3,930	Total Auto Components				3,908,069

	Automobiles – 0.7%

1,230	BMW US Capital LLC, 144A	3.450%	4/12/23	A+	1,220,988

2,065	General Motors company	4.000%	4/01/25	BBB	1,930,313

920	Jaguar Land Rover Automotive PLC, 144A, (3)	4.500%	10/01/27	BB	685,400
4,215	Total Automobiles				3,836,701

	Banks – 3.5%

2,435	Banco Santander SA	3.800%	2/23/28	A–	2,167,138

2,865	Barclays PLC	3.650%	3/16/25	A	2,640,782

2,010	BNP Paribas SA, 144A	4.375%	5/12/26	A	1,935,210

2,100	ING Groep NV	3.950%	3/29/27	A+	2,016,133

2,425	PNC Financial Services Group Inc.	3.150%	5/19/27	A+	2,315,365

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,256,594

3,090	SunTrust Bank/Atlanta GA	2.450%	8/01/22	A–	2,978,795

2,505	Wells Fargo & company	4.600%	4/01/21	A+	2,565,078
20,765	Total Banks				19,875,095

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Beverages – 1.0%

$1,650	Anheuser-Busch InBev Finance Inc.	3.650%	2/01/26	A–	$1,558,251

2,000	Heineken NV, 144A	3.500%	1/29/28	BBB+	1,929,764

2,340	Keurig Dr Pepper Inc., 144A	4.417%	5/25/25	BBB	2,330,178
5,990	Total Beverages				5,818,193

	Building Products – 0.6%

930	American Woodmark Corporation, 144A	4.875%	3/15/26	BB	823,050

2,740	Owens Corning	4.200%	12/15/22	BBB	2,720,342
3,670	Total Building Products				3,543,392

	Capital Markets – 6.5%

1,845	Charles Schwab Corporation	2.650%	1/25/23	A	1,800,936

3,630	Deutsche Bank AG/New York NY	4.875%	12/01/32	BBB	2,822,470

1,125	Donnelley Financial Solutions Inc.	8.250%	10/15/24	B	1,116,562

1,375	Goldman Sachs Group Inc.	5.250%	7/27/21	A	1,427,320

900	Goldman Sachs Group Inc.	5.750%	1/24/22	A	942,291

8,250	Goldman Sachs Group Inc.	4.000%	3/03/24	A	8,140,317

2,295	Goldman Sachs Group Inc.	4.250%	10/21/25	A–	2,198,746

1,955	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.850%	1/15/27	BBB	1,869,131

3,915	Lazard Group LLC	3.625%	3/01/27	A–	3,683,984

3,070	Morgan Stanley	4.000%	7/23/25	A	3,030,061

8,500	Morgan Stanley	3.950%	4/23/27	A–	8,018,115

2,415	Northern Trust Corporation	3.950%	10/30/25	A+	2,461,344
39,275	Total Capital Markets				37,511,277

	Chemicals – 1.3%

3,000	Agrium Inc.	3.375%	3/15/25	BBB	2,788,259

995	Chemours company	5.375%	5/15/27	BB–	895,500

1,000	FXI Holdings Inc., 144A	7.875%	11/01/24	B	857,500

1,500	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	1,417,500

1,350	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	1,215,000
7,845	Total Chemicals				7,173,759

	Commercial Services & Supplies – 1.2%

1,575	ADT Security Corporation, 144A	4.875%	7/15/32	BB–	1,165,500

2,105	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	2,067,174

1,529	Brink’s company, 144A	4.625%	10/15/27	BB+	1,395,564

1,500	frontdoor Inc., 144A	6.750%	8/15/26	B2	1,425,000

800	Staples Inc., 144A	8.500%	9/15/25	B–	721,760
7,509	Total Commercial Services & Supplies				6,774,998

	Construction Materials – 0.1%

675	Gates Global LLC / Gates Global company, 144A	6.000%	7/15/22	B	661,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.5%

$2,280	Capital One Financial Corporation	3.750%	3/09/27	A–	$2,118,796

1,000	Curo Group Holdings Corporation, 144A	8.250%	9/01/25	B–	785,000

1,750	Discover Bank	4.250%	3/13/26	BBB+	1,709,143

3,370	John Deere Capital Corporation	2.650%	6/24/24	A	3,232,216

745	Navient Corporation	6.750%	6/15/26	BB	618,350
9,145	Total Consumer Finance				8,463,505

	Containers & Packaging – 0.1%

745	Crown Americas LLC / Crown Americas Capital Corporation IV	4.500%	1/15/23	BB–	727,306

	Diversified Financial Services – 5.7%

1,064	Bank of America Corporation	4.000%	4/01/24	A+	1,069,822

1,105	Bank of America Corporation	3.248%	10/21/27	A+	1,021,846

3,662	Bank of America Corporation	3.419%	12/20/28	A+	3,422,886

1,405	Citigroup Inc.	4.500%	1/14/22	A	1,435,476

6,495	Citigroup Inc.	3.750%	6/16/24	A	6,448,985

3,155	Citigroup Inc.	3.200%	10/21/26	A	2,913,642

2,995	Citigroup Inc.	4.300%	11/20/26	A–	2,881,540

3,740	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	3,146,489

5,250	JPMorgan Chase & company	3.200%	1/25/23	AA–	5,173,218

1,100	JPMorgan Chase & company	3.875%	9/10/24	A+	1,084,426

2,715	JPMorgan Chase & company	4.260%	2/22/48	AA–	2,528,722

2,000	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	1,770,000
34,686	Total Diversified Financial Services				32,897,052

	Diversified Telecommunication Services – 2.2%

3,215	AT&T Inc.	3.400%	5/15/25	A–	3,022,148

883	Frontier Communications Corporation	8.500%	4/15/20	B	781,455

1,175	GCI LLC	6.875%	4/15/25	B+	1,139,750

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,412,885

500	Sprint Capital Corporation	6.875%	11/15/28	B+	472,500

2,650	Telefonica Emisiones SA	4.103%	3/08/27	BBB	2,555,236

2,200	Telenet Finance Luxembourg Notes Sarl	5.500%	3/01/28	BB+	1,991,000
12,983	Total Diversified Telecommunication Services				12,374,974

	Electric Utilities – 0.5%

1,262	Berkshire Hathaway Energy company	6.125%	4/01/36	A–	1,506,864

1,000	Calpine Corporation, 144A	5.250%	6/01/26	BB+	912,500

1,000	Talen Energy Supply LLC	6.500%	6/01/25	B+	710,000
3,262	Total Electric Utilities				3,129,364

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electrical Equipment – 0.3%

$1,540	Park Aerospace Holdings Ltd, 144A	5.250%	8/15/22	BB	$1,489,950

	Energy Equipment & Services – 1.4%

2,435	Baker Hughes a GE Co LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	A–	2,336,003

1,500	Ensco PLC, (3)	5.200%	3/15/25	B	997,500

2,375	HSBC Holdings PLC	4.375%	11/23/26	A+	2,300,469

1,165	Oceaneering International Inc.	6.000%	2/01/28	BB+	939,869

1,000	Precision Drilling Corporation, 144A	7.125%	1/15/26	BB	860,000

750	Shelf Drilling Holdings Ltd, 144A	8.250%	2/15/25	B2	641,250
9,225	Total Energy Equipment & Services				8,075,091

	Equity Real Estate Investment Trusts – 0.7%

2,070	American Tower Corporation	5.000%	2/15/24	BBB	2,141,141

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,096,065
4,150	Total Equity Real Estate Investment Trusts				4,237,206

	Food & Staples Retailing – 1.3%

2,990	CVS Health Corporation	4.300%	3/25/28	BBB	2,927,771

1,000	JBS USA LUX SA / JBS USA Finance Inc., 144A	6.750%	2/15/28	BB–	975,000

1,000	Rite Aid Corporation, 144A	6.125%	4/01/23	BB	790,000

2,975	Sysco Corporation	3.300%	7/15/26	A3	2,832,642
7,965	Total Food & Staples Retailing				7,525,413

	Food Products – 0.8%

2,460	Bunge Ltd Finance Corporation	3.250%	8/15/26	BBB	2,156,489

2,235	Kraft Heinz Foods company	4.375%	6/01/46	BBB	1,843,637

800	Post Holdings Inc., 144A	5.625%	1/15/28	B+	736,000
5,495	Total Food Products				4,736,126

	Gas Utilities – 0.2%

1,250	Suburban Propane Partners LP/Suburban Energy Finance Corporation	5.500%	6/01/24	BB–	1,162,500

	Health Care Providers & Services – 0.5%

1,515	Centene Corporation, 144A	5.375%	6/01/26	BB+	1,473,337

715	CHS/Community Health Systems Inc.	6.250%	3/31/23	B	649,792

835	HCA Inc.	5.500%	6/15/47	BBB–	791,162
3,065	Total Health Care Providers & Services				2,914,291

	Hotels, Restaurants & Leisure – 0.6%

720	1011778 BC ULC / New Red Finance Inc., 144A	5.000%	10/15/25	B–	662,400

1,230	Hilton Domestic Operating company Inc., 144A	5.125%	5/01/26	BB+	1,180,800

1,550	VOC Escrow Ltd, 144A	5.000%	2/15/28	Ba2	1,429,875
3,500	Total Hotels, Restaurants & Leisure				3,273,075

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables – 0.9%

$1,940	Harman International Industries Inc.	4.150%	5/15/25	BBB+	$1,944,746

2,505	Newell Brands Inc.	4.200%	4/01/26	BBB–	2,449,367

1,000	TRI Pointe Group Inc.	5.250%	6/01/27	BB–	790,000
5,445	Total Household Durables				5,184,113

	Household Products – 0.2%

1,300	Kimberly-Clark de Mexico SAB de CV, 144A	3.250%	3/12/25	A	1,218,045

	Industrial Conglomerates – 0.7%

1,000	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	993,750

3,200	Siemens Financieringsmaatschappij NV, 144A, (3)	3.400%	3/16/27	A+	3,114,349
4,200	Total Industrial Conglomerates				4,108,099

	Insurance – 3.6%

646	Aflac Inc.	6.450%	8/15/40	A–	779,666

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	3,066,181

1,230	Genworth Holdings Inc.	4.800%	2/15/24	B	1,014,750

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,474,393

2,535	Lincoln National Corporation	4.000%	9/01/23	A–	2,584,073

750	Nationstar Mortgage Holdings Inc., 144A	8.125%	7/15/23	B+	731,250

3,015	Symetra Financial Corporation	4.250%	7/15/24	Baa1	2,957,410

2,075	Unum Group	4.000%	3/15/24	BBB	2,059,425

1,805	Willis North America Inc.	3.600%	5/15/24	BBB	1,762,202

2,225	XLIT Ltd	4.450%	3/31/25	BBB+	2,212,076
20,651	Total Insurance				20,641,426

	Internet Software & Services – 0.3%

1,865	eBay Inc.	3.800%	3/09/22	BBB+	1,872,691

	Leisure Products – 0.1%

750	Mattel Inc., 144A	6.750%	12/31/25	BB–	669,142

	Machinery – 0.5%

750	Apex Tool Group LLC / BC Mountain Finance Inc., 144A, (3)	9.000%	2/15/23	B–	633,750

1,000	Cleaver-Brooks Inc., 144A	7.875%	3/01/23	B	965,000

1,000	Navistar International Corporation, 144A	6.625%	11/01/25	B–	965,000
2,750	Total Machinery				2,563,750

	Marine – 0.2%

1,000	Stena International SA, 144A	5.750%	3/01/24	BB–	902,500

	Media – 1.6%

1,975	AMC Networks Inc.	4.750%	8/01/25	BB	1,792,312

1,790	Comcast Corporation	6.400%	5/15/38	A–	2,102,081

1,500	Intelsat Luxembourg SA, (3)	8.125%	6/01/23	CCC–	1,162,500

1,000	Meredith Corporation, 144A	6.875%	2/01/26	B	977,500

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,450	VTR Finance BV, 144A	6.875%	1/15/24	BB–	$1,450,000

1,805	Warner Media LLC	3.875%	1/15/26	A–	1,724,767
9,520	Total Media				9,209,160

	Metals & Mining – 1.1%

1,205	Glencore Funding LLC, 144A	4.000%	3/27/27	BBB+	1,098,317

615	Hudbay Minerals Inc., 144A	7.250%	1/15/23	B+	607,312

1,000	Northwest Acquisitions ULC / Dominion Finco., Inc., 144A	7.125%	11/01/22	BB	988,530

1,000	Novelis Corporation, 144A	6.250%	8/15/24	B+	940,000

1,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corporation, 144A	7.500%	6/15/25	BB–	947,500

750	Tronox Inc., 144A, (3)	6.500%	4/15/26	B–	622,500

1,045	United States Steel Corporation	6.250%	3/15/26	BB–	914,375
6,615	Total Metals & Mining				6,118,534

	Multi-Utilities – 0.4%

2,170	Sempra Energy	3.400%	2/01/28	BBB+	1,983,913

	Oil, Gas & Consumable Fuels – 3.8%

2,405	Enterprise Products Operating LLC	2.800%	2/15/21	BBB+	2,378,529

2,700	MPLX LP	4.875%	6/01/25	BBB	2,722,405

1,000	PBF Holding Co LLC / PBF Finance Corporation	7.250%	6/15/25	BB	940,000

1,000	Peabody Energy Corporation, 144A	6.375%	3/31/25	BB	930,000

1,000	Petrobras Global Finance BV	7.375%	1/17/27	Ba2	1,027,500

1,275	Petro-Canada	6.800%	5/15/38	A–	1,484,734

1,575	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	1,512,000

2,200	Petroleos Mexicanos	6.500%	3/13/27	BBB+	2,068,000

1,345	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	1,424,731

1,000	Sunoco LP / Sunoco Finance Corporation	4.875%	1/15/23	BB	975,000

670	Targa Resources Partners LP / Targa Resources Partners Finance Corporation	4.250%	11/15/23	BB	620,588

1,915	Western Gas Partners LP	4.500%	3/01/28	BBB–	1,791,027

2,875	Woodside Finance Ltd, 144A	3.650%	3/05/25	BBB+	2,731,926

1,515	WPX Energy Inc.	5.750%	6/01/26	BB–	1,371,075
22,475	Total Oil, Gas & Consumable Fuels				21,977,515

	Paper & Forest Products – 0.8%

2,100	Domtar Corporation	6.750%	2/15/44	BBB–	2,131,371

1,740	International Paper company	8.700%	6/15/38	BBB	2,316,956
3,840	Total Paper & Forest Products				4,448,327

	Personal Products – 0.1%

825	First Quality Finance company Inc., 144A	5.000%	7/01/25	BB–	738,375

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 0.5%

$1,995	Endo Finance LLC / Endo Finco., Inc., 144A	5.375%	1/31/23	B3	$1,516,200

1,515	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	1,468,716
3,510	Total Pharmaceuticals				2,984,916

	Real Estate Management & Development – 0.2%

1,500	Hunt Companies Inc., 144A	6.250%	2/15/26	BB–	1,281,600

	Road & Rail – 0.7%

750	Hertz Corporation, 144A	7.625%	6/01/22	B+	706,875

1,500	Union Pacific Corporation	4.500%	9/10/48	A–	1,481,192

750	United Rentals North America Inc.	6.500%	12/15/26	BB	738,750

1,000	United Rentals North America Inc.	4.875%	1/15/28	BB	877,500
4,000	Total Road & Rail				3,804,317

	Semiconductors & Semiconductor Equipment – 0.9%

2,655	Intel Corporation	3.150%	5/11/27	A+	2,579,921

2,425	Texas Instruments Inc.	2.900%	11/03/27	A+	2,300,221
5,080	Total Semiconductors & Semiconductor Equipment				4,880,142

	Software – 0.7%

875	CDK Global Inc.	5.875%	6/15/26	BB+	878,544

2,450	Microsoft Corporation	3.300%	2/06/27	AAA	2,428,068

1,250	West Corporation, 144A	8.500%	10/15/25	B3	981,250
4,575	Total Software				4,287,862

	Specialty Retail – 1.0%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	1,933,829

1,500	L Brands Inc.	6.875%	11/01/35	Ba1	1,252,800

1,290	Lowe’s Companies Inc.	3.100%	5/03/27	BBB+	1,179,391

1,250	PGT Escrow Issuer Inc., 144A	6.750%	8/01/26	B	1,231,250
6,040	Total Specialty Retail				5,597,270

	Tobacco – 0.1%

750	Pyxus International Inc.	9.875%	7/15/21	CCC	568,125

	Trading Companies & Distributors – 0.3%

515	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	471,225

600	Ashtead Capital Inc., 144A	5.250%	8/01/26	BBB–	579,000

1,000	H&E Equipment Services Inc.	5.625%	9/01/25	BB–	917,500
2,115	Total Trading Companies & Distributors				1,967,725

	Wireless Telecommunication Services – 0.8%

1,000	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	916,250

1,040	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	925,600

1,564	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	1,544,512

1,350	Telecom Italia SpA/Milano, 144A	5.303%	5/30/24	BBB–	1,282,500
4,954	Total Wireless Telecommunication Services				4,668,862
$325,705	Total Corporate Bonds (cost $324,286,336)				310,201,869

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 20.9%

$3,075	Ally Auto Receivables Trust 2017-3, Series ALLYA 2017-3 A4	2.010%	3/15/22	AAA	$3,028,742

33	Alternative Loan Trust 2004-24CB, Series CWALT 2004-24CB 2A1	5.000%	11/25/19	BB+	32,360

2,240	American Homes 4 Rent 2014-SFR2 Trust, Series AH4R 2014-SFR2 A, 144A	3.786%	10/17/36	Aaa	2,260,553

2,270	Americold 2010 LLC, Series ACRE 2010-ARTA C, 144A	6.811%	1/14/29	AA+	2,406,855

19	Banc of America Alternative Loan Trust 2005-5, Series BOAA 2005-5 2CB1	6.000%	6/25/35	D	17,955

1,200	Banc of America Commercial Mortgage Trust 2015-UBS7, Series BACM 2015-UBS7 C	4.362%	9/17/48	A–	1,174,360

770	Banc of America Commercial Mortgage Trust 2015-UBS7, Series BACM 2015-UBS7 D	3.167%	9/17/48	BBB–	637,002

2,400	BBCMS Trust 2015-STP, Series BBCMS 2015-STP D, 144A	4.284%	9/10/28	BBB–	2,383,139

590	CHL Mortgage Pass-Through Trust 2005-27, Series CWHL 2005-27 1A7	5.500%	1/25/23	Caa1	568,473

3,000	Cold Storage Trust 2017-ICE3, Series COLD 2017-ICE3 A, 144A, (1-Month LIBOR reference rate + 1.000% spread), (4)	3.455%	4/15/36	AAA	2,946,362

3,940	COMM 2015-CCRE22 Mortgage Trust, Series COMM 2015-CR22 C	4.121%	3/12/48	A–	3,829,100

3,260	COMM 2015-CCRE26 Mortgage Trust, Series COMM 2015-CR26 C	4.483%	10/10/48	A–	3,222,127

102	Credit Suisse First Boston Mortgage Securities Corp, Series CSFB 2003-23 3A4	5.750%	9/25/33	AA+	106,289

3,486	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2I, 144A, (3-Month LIBOR reference rate + 1.250% spread), (4)	3.740%	7/25/47	BBB+	3,482,598

3,634	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2II, 144A	3.082%	7/25/47	BBB+	3,540,606

46	Fannie Mae Interest Strip, Series FNS 366 25	5.000%	9/01/24	Aaa	1,457

520	Fannie Mae Mortgage Pool FN 255956	5.500%	10/01/25	N/R	550,460

36	Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	N/R	39,489

70	Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	N/R	74,932

98	Fannie Mae Mortgage Pool FN 725773	5.500%	9/01/34	N/R	104,933

39	Fannie Mae Mortgage Pool FN 735060	6.000%	11/01/34	N/R	42,250

38	Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	N/R	40,327

175	Fannie Mae Mortgage Pool FN 745324	6.000%	3/01/34	N/R	187,593

27	Fannie Mae Mortgage Pool FN 824163	5.500%	4/01/35	N/R	29,500

34	Fannie Mae Mortgage Pool FN 831377	6.500%	4/01/36	N/R	37,753

17	Fannie Mae Mortgage Pool FN 852909	6.500%	4/01/36	N/R	18,850

— (5)	Fannie Mae Mortgage Pool FN 889618	5.500%	5/01/38	N/R	91

30	Fannie Mae Mortgage Pool FN 893318	6.500%	8/01/36	N/R	32,543

3	Fannie Mae Mortgage Pool FN 905597, (12-Month LIBOR reference rate + 1.890% spread), (4)	4.798%	12/01/36	N/R	3,441

38	Fannie Mae Mortgage Pool FN 944340	6.000%	6/01/37	N/R	41,773

24	Fannie Mae Mortgage Pool FN 946228, (12-Month LIBOR reference rate + 1.546% spread), (4)	4.296%	9/01/37	N/R	24,043

— (5)	Fannie Mae Mortgage Pool FN 985344	5.500%	7/01/38	N/R	60

159	Fannie Mae Mortgage Pool FN AA0005	5.500%	11/01/38	N/R	170,666

102	Fannie Mae Mortgage Pool FN AA0889	5.500%	12/01/38	N/R	109,167

2	Fannie Mae Mortgage Pool FN AL1187	5.500%	7/01/24	N/R	2,111

1,430	Fannie Mae TBA, (WI/DD)	4.500%	TBA	N/R	1,481,467

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$755	Fannie Mae TBA, (WI/DD)	4.000%	TBA	N/R	$769,880

13,150	Fannie Mae TBA, (WI/DD)	3.500%	TBA	N/R	13,151,827

2,000	Fifth Third Auto Trust 2017-1, Series FITAT 2017-1 A3	1.800%	2/15/22	AAA	1,978,244

2,050	Finance of America Structured Securities Trust 2017-HB1, Series FASST 2017-HB1 M3, 144A	3.624%	11/25/27	Baa2	2,041,780

3,140	Flagstar Mortgage Trust 2017-2, Series FSMT 2017-2 A5, 144A	3.500%	10/25/47	Aaa	3,122,264

3,057	Flagstar Mortgage Trust 2018-4, Series FSMT 2018-4 A4, 144A	4.000%	7/25/48	Aaa	3,074,234

2,965	FOCUS Brands Funding LLC, Series FOCUS 2017-1A A2II, 144A	5.093%	4/30/47	BBB	3,004,638

195	Freddie Mac Gold Pool A17212	6.500%	7/01/31	Aaa	211,118

45	Freddie Mac Gold Pool H09059	7.000%	8/01/37	Aaa	48,108

2,465	GS Mortgage Securities Trust 2015-GC32, Series GSMS 2015-GC32 D	3.345%	7/10/48	BBB–	2,100,364

3,000	Honda Auto Receivables 2017-2 Owner Trust, Series HAROT 2017-2 A4	1.870%	9/15/23	AAA	2,947,730

1,069	Impac Secured Assets CMN Owner Trust, Series IMSA 2000-3 M1	8.000%	10/25/30	CCC	1,047,576

3,246	Invitation Homes 2018-SFR2 Trust, Series IHSFR 2018-SFR2 A, 144A, (1-Month LIBOR reference rate + 0.900% spread), (4)	3.355%	6/18/37	Aaa	3,208,108

3,537	Invitation Homes 2018-SFR3 Trust, Series IHSFR 2018-SFR3 A, 144A, (1-Month LIBOR reference rate + 1.000% spread), (4)	3.455%	7/17/37	Aaa	3,516,129

5,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2017-MAUI, Series JPMCC 2017-MAUI A, 144A, (1-Month LIBOR reference rate + 0.830% spread), (4)	3.217%	7/17/34	AAA	4,945,358

528	JP Morgan Alternative Loan Trust 2007-S1, Series JPALT 2007-S1 A1, (1-Month LIBOR reference rate + 0.280% spread), (4)	2.786%	6/25/37	BBB+	513,529

1,500	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Series JPMCC 2017-JP5 A5	3.723%	3/17/50	Aaa	1,510,271

1,952	MASTR Reperforming Loan Trust 2005-1, Series MARP 2005-1 1A4, 144A	7.500%	8/25/34	C	1,931,371

2,750	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, Series MSBAM 2014-C16 D, 144A	4.754%	6/17/47	BBB–	2,455,247

1,955	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Series MSBAM 2015-C22 D, 144A	4.237%	4/15/48	BBB–	1,687,312

3,100	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series NRART 2017-T1 DT1, 144A	4.002%	2/15/51	BBB	3,059,376

2,668	New Residential Mortgage Loan Trust 2017-6, Series NRZT 2017-6A A1, 144A	4.000%	8/25/57	Aaa	2,681,051

3,900	Ocwen Master Advance Receivables Trust, Series OMART 2016-T2 DT2, 144A	4.446%	8/16/49	BBB	3,900,090

2,115	Ocwen Master Advance Receivables Trust, Series OMART 2018-T2 DT2, 144A	4.532%	8/15/50	BBB	2,119,928

2,095	Planet Fitness Master Issuer LLC, Series PLNT 2018-1A A2I, 144A	4.262%	9/05/48	BBB–	2,103,464

72	RALI Series 2005-QS12 Trust, Series RALI 2005-QS12 A7	5.500%	8/25/35	Caa2	68,153

1,154	Sequoia Mortgage Trust 2017-CH2, Series SEMT 2017-CH2 A10, 144A	4.000%	12/25/47	Aaa	1,158,227

2,614	Sequoia Mortgage Trust 2018-CH4, Series SEMT 2018-CH4 A10, 144A	4.500%	10/25/48	Aaa	2,665,215

4,037	Shellpoint Co-Originator Trust 2017-2, Series SCOT 2017-2 A4, 144A	3.500%	10/25/47	Aaa	3,986,283

3,109	Starwood Waypoint Homes 2017-1 Trust, Series SWH 2017-1 A, 144A, (1-Month LIBOR reference rate + 0.950% spread), (4)	3.257%	1/22/35	Aaa	3,092,850

1,822	Taco Bell Funding LLC, Series BELL 2016-1A A2II, 144A	4.377%	5/25/46	BBB	1,837,448

3,000	Volkswagen Auto Loan Enhanced, Series VALET 2018-1 A2A	2.810%	7/20/21	AAA	2,995,998

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$137	Wachovia Mortgage Loan Trust LLC Series 2005-B Trust, Series WMLT 2005-B 1A1	4.533%	10/20/35	D	$133,880

133	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust, Series WAMMS 2004-RA3 2A	6.162%	8/25/38	AA	136,784

1,635	Wells Fargo Commercial Mortgage Trust 2015-C30, Series WFCM 2015-C30 D, 144A	4.497%	9/17/58	BBB–	1,513,177

8	Wells Fargo Mortgage Backed Securities 2005-AR16 Trust, Series WFMBS 2005-AR16 3A2	4.422%	3/25/35	AA+	8,153

2,630	WFRBS Commercial Mortgage Trust 2011-C3, Series WFRBS 2011-C3 C, 144A	5.335%	3/17/44	A1	2,679,810
$121,495	Total Asset-Backed and Mortgage-Backed Securities (cost $119,916,866)				120,034,402

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 9.6%

	Automobiles – 0.3%

$2,470	General Motors Financial company Inc., (3)	5.750%	N/A (6)	BB+	$1,958,710

	Banks – 1.8%

2,000	CoBank ACB	6.250%	N/A (6)	BBB+	2,000,000

2,797	KeyCorp Convertible Preferred Stock	5.000%	N/A (6)	Baa3	2,555,759

1,000	M&T Bank Corporation	5.125%	N/A (6)	Baa2	947,500

4,570	SunTrust Banks Inc.	5.050%	N/A (6)	Baa3	4,010,175

1,000	Wachovia Capital Trust III	5.570%	N/A (6)	Baa2	904,500
11,367	Total Banks				10,417,934

	Capital Markets – 1.3%

2,325	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	2,266,875

3,005	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	2,689,475

1,000	Morgan Stanley	5.550%	N/A (6)	BB+	970,500

1,605	State Street Corporation	5.250%	N/A (6)	Baa1	1,574,906
7,935	Total Capital Markets				7,501,756

	Commercial Services & Supplies – 0.3%

1,550	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	1,503,500

	Consumer Finance – 1.0%

2,020	American Express company	5.200%	N/A (6)	Baa2	1,989,700

3,920	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	3,775,391
5,940	Total Consumer Finance				5,765,091

	Diversified Financial Services – 1.7%

1,195	Bank of America Corporation, (3)	6.300%	N/A (6)	BBB–	1,213,702

2,830	Bank of America Corporation	6.100%	N/A (6)	BBB–	2,787,550

4,000	JP Morgan Chase & company	6.750%	N/A (6)	Baa2	4,133,000

1,710	Voya Financial Inc.	6.125%	N/A (6)	BB+	1,622,362
9,735	Total Diversified Financial Services				9,756,614

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.5%

$2,780	Land O’ Lakes Inc., 144A	8.000%	N/A (6)	BB	$2,939,850

	Industrial Conglomerates – 0.6%

4,086	General Electric company	5.000%	N/A (6)	BBB–	3,125,790

	Insurance – 2.1%

3,770	Aegon NV	5.500%	4/11/48	Baa1	3,430,700

2,000	Allstate Corporation	5.750%	8/15/53	Baa1	1,950,000

3,870	American International Group Inc.	5.750%	4/01/48	Baa2	3,366,900

3,730	MetLife Inc.	5.250%	N/A (6)	BBB	3,580,800
13,370	Total Insurance				12,328,400
$59,233	Total $1,000 Par (or similar) Institutional Preferred (cost $59,616,438)				55,297,645

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 7.0% (7)

	Banks – 5.3%

$1,590	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (6)	Baa2	$1,560,187

1,400	Banco Bilbao Vizcaya Argentaria SA, (3)	6.125%	N/A (6)	Ba2	1,172,500

1,300	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (6)	BB	1,257,763

2,000	Barclays PLC	7.750%	N/A (6)	BB+	1,923,840

2,330	BNP Paribas SA, 144A	7.375%	N/A (6)	BBB–	2,324,175

2,000	Credit Agricole SA, 144A	8.125%	N/A (6)	BBB–	2,055,000

2,905	Credit Agricole SA, 144A	7.875%	N/A (6)	BBB–	2,901,206

2,500	HSBC Holdings PLC	6.375%	N/A (6)	BBB	2,400,000

2,000	ING Groep NV	6.500%	N/A (6)	BBB–	1,848,000

2,300	Intesa Sanpaolo SpA, 144A	7.700%	N/A (6)	BB–	2,058,500

1,500	Lloyds Banking Group PLC	7.500%	N/A (6)	Baa3	1,447,200

1,600	Nordea Bank Abp, 144A	6.125%	N/A (6)	BBB	1,500,000

1,999	Royal Bank of Scotland Group PLC	7.500%	N/A (6)	BB+	1,979,010

3,020	Societe Generale SA, 144A	6.750%	N/A (6)	BB+	2,567,755

1,880	Standard Chartered PLC, 144A	7.500%	N/A (6)	Ba1	1,884,700

1,815	UniCredit SpA, Reg S	8.000%	4/03/49	B+	1611720
32,139	Total Banks				30,491,556

	Capital Markets – 1.7%

2,860	Credit Suisse Group AG, 144A	7.500%	N/A (6)	Ba2	2,788,500

2,000	Credit Suisse Group AG, 144A, (3)	7.500%	N/A (6)	BB	2,033,000

2,000	Macquarie Bank Ltd/London, 144A	6.125%	N/A (6)	Ba1	1,707,500

3,005	UBS Group AG, Reg S	7.000%	12/29/49	BBB–	3057588
9,865	Total Capital Markets				9,586,588
$42,004	Total Contingent Capital Securities (cost $43,556,626)				40,078,144

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Principal Amount (000) (8)		Description (1)			Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 5.2%

		Argentina – 0.3%

$2,785		Republic of Argentina			6.875%	1/11/48	B	$1,939,056

		Dominican Republic – 0.2%

1,000		Dominican Republic International Bond, 144A			6.875%	1/29/26	BB–	1,048,750

		Egypt – 0.7%

4,400		Egypt Government International Bond, 144A			5.577%	2/21/23	B	4,169,704

		Germany – 3.3%

10,300	EUR	Bundesrepublik Deutschland Bundesanleihe, Reg S			0.250%	2/15/27	Aaa	11,990,126

6,000	EUR	Bundesrepublik Deutschland Bundesanleihe, Reg S			0.500%	2/15/28	Aaa	7,079,043
		Total Germany						19,069,169

		Oman – 0.3%

2,000		Oman Government International Bond, 144A			6.750%	1/17/48	Baa3	1,650,000

		Saudi Arabia – 0.4%

2,290		Saudi Government International Bond, 144A			4.000%	4/17/25	A1	2,269,788
		Total Sovereign Debt (cost $30,870,379)						30,146,467

Principal Amount (000)		Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (2)	Value

		VARIABLE RATE SENIOR LOAN INTERESTS – 0.8% (9)

		Containers & Packaging – 0.3%

$977		Packaging Coordinators Midco Inc., First Lien Term Loan	6.340%	3-Month LIBOR	4.000%	6/29/23	B	$965,287

1,000		Packaging Coordinators Midco Inc., Second Lien Term Loan	11.140%	3-Month LIBOR	8.750%	6/30/24	CCC+	1,000,000
1,977		Total Containers & Packaging						1,965,287

		Diversified Financial Services – 0.2%

865		Jill Acquisition LLC, First Lien Term Loan B	7.530%	3-Month LIBOR	5.000%	5/08/22	B1	857,123

		Professional Services – 0.3%

2,000		Sedgwick Claims Management Service Inc. Second Lien Term Loan	8.052%	3-Month LIBOR	5.750%	2/28/22	CCC+	1,988,330
$4,842		Total Variable Rate Senior Loan Interests (cost $4,796,804)						4,810,740

Principal Amount (000)		Description (1)			Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%

$2,015		U.S. Treasury Bonds			2.750%	11/15/47	Aaa	$1,910,026

2,876		U.S. Treasury Inflation Indexed Obligations			0.500%	1/15/28	Aaa	2,744,680
$4,891		Total U.S. Government and Agency Obligations (cost $4,770,486)						4,654,706

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETIAL PREFERRED – 0.6%

	Diversified Financial Services – 0.3%

20,600	AgriBank FCB, (11)	6.875%	BBB+	$2,101,200

	Insurance – 0.3%

70,000	Enstar Group Ltd	7.000%	BB+	1,638,000
	Total $25 Par (or similar) Retail Preferred (cost $3,810,000)			3,739,200

Principal Amount (000)	Description (1)	Optional Call Provision (12)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.3%

	Georgia – 0.3%

$1,549	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	BBB+	$1,744,282
$1,549	Total Municipal Bonds (cost $1,684,627)			1,744,282

Shares	Description (1)			Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior Class A, (13), (14)			$—

55	Dayton Superior Class 1, (14)			1
	Total Building Products			1

	Independent Power & Renewable Electricity Producers – 0.0%

5,257	Vistra Energy corporation, (13)			120,333
	Total Common Stocks (cost $270,029)			120,334
	Total Long-Term Investments (cost $593,578,591)			570,827,789

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.3%

	Money Market Funds – 1.3%

7,773,663	First American Government Obligations Fund, Class X, (15)	2.355% (16)		$7,773,663
	Total Investments Purchased with Collateral from Securities Lending (cost $7,773,663)			7,773,663

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

4,612,653	First American Treasury Obligations Fund, Class Z	2.358% (16)		$4,612,653
	Total Short-Term Investments (cost $4,612,653)			4,612,653
	Total Investments (cost $605,964,907) – 101.3%			583,214,105
	Other Assets Less Liabilities – (1.3)% (17)			(7,210,956)
	Net Assets – 100%			$576,003,149

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    December 31, 2018

(Unaudited)

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Euro	$ 419,000	U.S. Dollar	$479,760	Bank of America, N.A.	2/08/19	$1,926
U.S. Dollar	11,903,381	Euro	10,420,000	Bank of America, N.A.	2/08/19	(75,565)
U.S. Dollar	7,519,446	Euro	6,600,000	Bank of America, N.A.	2/08/19	(67,986)
Total						$(141,625)
Total unrealized appreciation on forward foreign currency contracts						$1,926
Total unrealized depreciation on forward foreign currency contracts						$(143,551)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(304)	3/19	$(34,359,219)	$(34,865,000)	$(505,781)	$(76,000)
U.S. Treasury 10-Year Note	Short	(249)	3/19	(29,632,906)	(30,381,890)	(748,984)	(105,204)
U.S. Treasury Long Bond	Long	247	3/19	34,386,802	36,062,000	1,675,198	115,781
U.S. Treasury Ultra 10-Year Note	Short	(220)	3/19	(27,709,133)	(28,617,188)	(908,055)	(103,125)
U.S. Treasury Ultra Bond	Long	239	3/19	36,414,017	38,396,844	1,982,827	149,836
Total				$(20,900,439)	$(19,405,234)	$1,495,205	$(18,712)
Total receivable for variation margin on futures contracts							265,617
Total payable for variation margin on futures contracts							$(284,329)

*	The aggregate notional amount of long and short-positions is $70,800,819 and $(91,701,258), respectively.

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (18)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$60,000,000	Receive	3-Month LIBOR	3.032%	Semi-Annually	6/22/18	6/22/28	$(1,689,625)	$(1,689,625)	$(187,251)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $7,432,308.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	Perpetual security. Maturity date is not applicable.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)

Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	For fair value measurement purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(12)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns.

(13)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(14)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(15)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(16)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(17)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(18)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not know prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2018

(Unaudited)

	Core Bond	Core Plus Bond	High Income Bond

Assets

Long-term investments, at value (cost $123,414,294, $332,710,969 and $241,311,391, respectively)	$122,262,021	$326,341,442	$217,796,873

Investments purchased with collateral from securities lending, at value (cost approximates value)	—	1,434,790	22,726,569

Short-term investments, at value (cost approximates value)	2,325,343	18,962,804	4,590,067

Cash denominated in foreign currencies (cost $—, $— and $34, respectively)	—	—	34

Cash	—	—	—

Cash collateral at brokers for investments in futures contracts(1)	84,000	181,000	—

Cash collateral at brokers for investments in swaps(1)	—	—	—

Unrealized appreciation on forward foreign currency contracts	—	—	—

Receivable for:

Dividends	—	—	—

Due from broker	—	661	19,580

Interest	891,916	2,613,991	4,332,261

Investments sold	—	921	—

Reclaims	—	31,127	—

Shares sold	1,200,793	35,610,378	3,840,106

Variation margin on futures contracts	32,156	93,063	—

Other assets	53,314	73,159	75,491

Total assets	126,849,543	385,343,336	253,380,981

Liabilities

Unrealized depreciation on forward foreign currency contracts	—	43,258	—

Payable for:

Collateral from securities lending program	—	1,434,790	22,726,569

Dividends	105,043	411,889	179,096

Investments purchased	1,302,498	17,358,010	—

Shares redeemed	101,664	35,850,711	2,494,993

Variation margin on futures contracts	38,094	162,891	—

Variation margin on swap contracts	—	—	—

Accrued expenses:

Management fees	27,022	95,436	122,724

Directors fees	22,437	38,670	39,717

Shareholder servicing agent fees	10,983	49,675	41,549

12b-1 distribution and service fees	3,904	14,996	51,668

Other	54,675	92,209	81,268

Total liabilities	1,666,320	55,552,535	25,737,584

Net assets	$125,183,223	$329,790,801	$227,643,397

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

	Inflation Protected Securities	Short Term Bond	Strategic Income

Assets

Long-term investments, at value (cost $593,104,297, $438,297,178 and $593,578,591, respectively)	$576,613,469	$435,269,738	$570,827,789

Investments purchased with collateral from securities lending, at value (cost approximates value)	395,375	94,027	7,773,663

Short-term investments, at value (cost approximates value)	3,099,786	14,121,428	4,612,653

Cash denominated in foreign currencies (cost $—, $— and $—, respectively)	—	—	—

Cash	446	14,476	—

Cash collateral at brokers for investments in futures contracts(1)	151,000	201,000	974,400

Cash collateral at brokers for investments in swaps(1)	—	—	1,984,565

Unrealized appreciation on forward foreign currency contracts	—	—	1,926

Receivable for:

Dividends	—	—	35,407

Due from broker	513	2,677	5,335

Interest	1,535,749	2,304,094	6,051,183

Investments sold	—	—	10,951,975

Reclaims	—	—	—

Shares sold	3,127,200	1,496,632	608,551

Variation margin on futures contracts	74,193	57,375	265,617

Other assets	67,222	96,043	94,629

Total assets	585,064,953	453,657,490	604,187,693

Liabilities

Unrealized depreciation on forward foreign currency contracts	—	—	143,551

Payable for:

Collateral from securities lending program	395,375	94,027	7,773,663

Dividends	658,489	425,377	713,285

Investments purchased	—	—	16,181,093

Shares redeemed	2,428,340	5,616,192	2,300,165

Variation margin on futures contracts	50,000	—	284,329

Variation margin on swap contracts	—	—	187,251

Accrued expenses:

Management fees	122,367	122,601	207,466

Directors fees	33,253	52,011	56,993

Shareholder servicing agent fees	265,771	47,188	123,750

12b-1 distribution and service fees	24,129	31,333	61,024

Other	109,050	90,413	151,974

Total liabilities	4,086,774	6,479,142	28,184,544

Net assets	$580,978,179	$447,178,348	$576,003,149

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

	Core Bond	Core Plus Bond	High Income Bond

Class A Shares

Net assets	$13,428,797	$50,582,255	$98,653,869

Shares outstanding	1,425,062	4,815,113	14,263,545

Net asset value (“NAV”) per share	$9.42	$10.50	$6.92

Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25% and 4.75%, respectively, of offering price)	$9.71	$10.97	$7.27

Class C Shares

Net assets	$1,781,771	$4,476,952	$34,235,445

Shares outstanding	189,680	428,085	4,954,857

NAV and offering price per share	$9.39	$10.46	$6.91

Class R3 Shares

Net assets	$—	$1,199,549	$415,095

Shares outstanding	—	113,626	58,750

NAV and offering price per share	$—	$10.56	$7.07

Class R6 Shares

Net assets	$57,468,883	$72,092,894	$—

Shares outstanding	6,108,279	6,859,179	—

NAV and offering price per share	$9.41	$10.51	$—

Class I Shares

Net assets	$52,503,772	$201,439,151	$94,338,988

Shares outstanding	5,595,632	19,208,205	13,596,115

NAV and offering price per share	$9.38	$10.49	$6.94

Fund level net assets consist of:

Capital paid-in	$130,844,957	$342,997,090	$373,425,169

Total distributable earnings	(5,661,734)	(13,206,289)	(145,781,773)

Fund level net assets	$125,183,223	$329,790,801	$227,643,397

Authorized shares – per class	2 billion	2 billion	2 billion

Par value per share	0.0001	0.0001	0.0001

See accompanying notes to financial statements.

	Inflation Protected Securities	Short Term Bond	Strategic Income

Class A Shares

Net assets	$80,433,369	$88,060,360	$80,868,663

Shares outstanding	7,554,625	9,021,991	8,170,586

Net asset value (“NAV”) per share	$10.65	$9.76	$9.90

Offering price per share (NAV per share plus maximum sales charge of 4.25%, 2.25% and 4.25%, respectively, of offering price)	$11.12	$9.98	$10.34

Class C Shares

Net assets	$5,171,340	$16,317,585	$48,059,533

Shares outstanding	494,254	1,663,459	4,880,940

NAV and offering price per share	$10.46	$9.81	$9.85

Class R3 Shares

Net assets	$5,069,349	$208,378	$3,593,587

Shares outstanding	480,615	21,281	361,749

NAV and offering price per share	$10.55	$9.79	$9.93

Class R6 Shares

Net assets	$62,876,478	$60,558,942	$42,922,366

Shares outstanding	5,788,282	6,184,806	4,322,347

NAV and offering price per share	$10.86	$9.79	$9.93

Class I Shares

Net assets	$427,427,643	$282,033,083	$400,559,000

Shares outstanding	39,673,818	28,863,940	40,477,775

NAV and offering price per share	$10.77	$9.77	$9.90

Fund level net assets consist of:

Capital paid-in	$601,365,815	$460,775,467	$662,072,200

Total distributable earnings	(20,387,636)	(13,597,119)	(86,069,051)

Fund level net assets	$580,978,179	$447,178,348	$576,003,149

Authorized shares – per class	2 billion	2 billion	2 billion

Par value per share	0.0001	0.0001	0.0001

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended December 31, 2018

(Unaudited)

	Core Bond	Core Plus Bond	High Income Bond

Investment Income

Dividend income	$—	$—	$269,652

Interest income	2,239,577	6,507,586	9,965,670

Securities lending income	791	8,564	149,163

Total investment income	$2,240,368	$6,516,150	$10,384,485

Expenses

Management fees	300,045	782,449	846,189

12b-1 service fees – Class A Shares	15,595	64,768	152,825

12b-1 distribution and service fees – Class C Shares	7,598	23,597	187,893

12b-1 distribution and service fees – Class R3 Shares	—	3,103	1,131

Shareholder servicing agent fees	22,769	108,480	80,216

Custodian fees	36,876	62,905	46,202

Directors fees	2,012	5,019	4,796

Professional fees	28,676	34,171	30,666

Shareholder reporting expenses	12,427	23,937	21,851

Federal and state registration fees	34,236	43,668	44,228

Other	4,884	8,121	21,038

Total expenses before fee waiver/expense reimbursement	465,118	1,160,218	1,437,035

Fee waiver/expense reimbursement	(120,489)	(209,922)	(16,809)

Net expenses	344,629	950,296	1,420,226

Net investment income (loss)	1,895,739	5,565,854	8,964,259

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	(295,435)	(1,006,411)	(14,789,264)

Forward foreign currency contracts	—	284,673	(5,032)

Futures contracts	(42,149)	(270,678)	(23,672)

Swaps	—	—	(652,436)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(75,775)	(2,278,993)	(5,609,399)

Forward foreign currency contracts	—	(50,234)	4,044

Futures contracts	(75,773)	(251,546)	(9,710)

Swaps	—	—	—

Net realized and unrealized gain (loss)	(489,132)	(3,573,189)	(21,085,469)

Net increase (decrease) in net assets from operations	$1,406,607	$1,992,665	$(12,121,210)

See accompanying notes to financial statements.

	Inflation Protected Securities	Short Term Bond	Strategic Income

Investment Income

Dividend income	$—	$—	$123,898

Interest income	7,652,255	6,160,015	15,034,925

Securities lending income	3,777	11,518	54,500

Total investment income	7,656,032	6,171,533	15,213,323

Expenses

Management fees	1,219,093	914,208	1,781,763

12b-1 service fees – Class A Shares	111,886	101,931	123,687

12b-1 distribution and service fees – Class C Shares	29,092	71,829	270,131

12b-1 distribution and service fees – Class R3 Shares	13,145	522	11,485

Shareholder servicing agent fees	657,751	102,272	278,138

Custodian fees	42,913	57,935	92,424

Directors fees	7,419	6,811	10,306

Professional fees	42,608	38,046	47,013

Shareholder reporting expenses	47,527	26,158	50,159

Federal and state registration fees	42,981	47,261	45,505

Other	6,147	8,741	11,219

Total expenses before fee waiver/expense reimbursement	2,220,562	1,375,714	2,721,830

Fee waiver/expense reimbursement	(528,640)	(157,586)	(385,659)

Net expenses	1,691,922	1,218,128	2,336,171

Net investment income (loss)	5,964,110	4,953,405	12,877,152

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	(1,710,788)	(1,019,569)	(8,384,491)

Forward foreign currency contracts	—	—	939,752

Futures contracts	265,846	(49,857)	(1,442,465)

Swaps	—	—	(315,590)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(11,628,784)	1,638,389	(7,501,151)

Forward foreign currency contracts	—	—	(415,201)

Futures contracts	(46,033)	499,365	443,932

Swaps	—	—	(1,140,595)

Net realized and unrealized gain (loss)	(13,119,759)	1,068,328	(17,815,809)

Net increase (decrease) in net assets from operations	$(7,155,649)	$6,021,733	$(4,938,657)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Core Bond		Core Plus Bond
	Six Months Ended 12/31/18	Year Ended(1) 6/30/18	Six Months Ended 12/31/18	Year Ended(1) 6/30/18

Operations

Net investment income (loss)	$1,895,739	$3,730,007	$5,565,854	$11,471,909

Net realized gain (loss) from:

Investments and foreign currency	(295,435)	295,683	(1,006,411)	2,136,849

Forward foreign currency contracts	—	—	284,673	260,603

Futures contracts	(42,149)	384,629	(270,678)	(140,795)

Options purchased	—	—	—	(16,404)

Swaps	—	—	—	(196,673)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(75,775)	(4,953,976)	(2,278,993)	(16,352,314)

Forward foreign currency contracts	—	—	(50,234)	201,767

Futures contracts	(75,773)	(116,123)	(251,546)	(25,668)

Options purchased	—	—	—	13,451

Swaps	—	—	—	3,126

Net increase (decrease) in net assets from operations	1,406,607	(659,780)	1,992,665	(2,644,149)

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(169,707)	(312,195)	(729,208)	(1,354,695)

Class C Shares	(14,931)	(28,258)	(47,930)	(109,438)

Class R3 Shares	—	—	(15,978)	(28,053)

Class R6 Shares	(900,605)	(1,566,207)	(413,853)	(642,684)

Class I Shares	(791,857)	(1,616,402)	(3,780,058)	(7,299,961)

Class T Shares(4)	—	—	—	—

Return of capital:

Class A Shares	—	—	—	(330,228)

Class C Shares	—	—	—	(38,518)

Class R3 Shares	—	—	—	(7,596)

Class R6 Shares	—	—	—	(143,924)

Class I Shares	—	—	—	(1,631,224)

Class T Shares(4)	—	—	—	—

Decrease in net assets from distributions to shareholders	(1,877,100)	(3,523,062)	(4,987,027)	(11,586,321)

Fund Share Transactions

Proceeds from sale of shares	8,679,038	24,109,504	72,902,571	75,164,167

Proceeds from shares issued to shareholders due to reinvestment of distributions	1,262,438	2,291,497	2,885,188	6,815,299

	9,941,476	26,401,001	75,787,759	81,979,466

Cost of shares redeemed	(18,693,951)	(30,787,295)	(81,726,960)	(88,847,869)

Net increase (decrease) in net assets from Fund share transactions	(8,752,475)	(4,386,294)	(5,939,201)	(6,868,403)

Net increase (decrease) in net assets	(9,222,968)	(8,569,136)	(8,933,563)	(21,098,873)

Net assets at the beginning of period	134,406,191	142,975,327	338,724,364	359,823,237

Net assets at the end of period	$125,183,223	$134,406,191	$329,790,801	$338,724,364

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended June 30, 2018 the Fund’s distributions to shareholders were paid from net investment income.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

	High Income Bond		Inflation Protected Securities
	Six Months Ended 12/31/18	Year Ended(1) 6/30/18	Six Months Ended 12/31/18	Year Ended(1) 6/30/18

Operations

Net investment income (loss)	$8,964,259	$23,182,827	$5,964,110	$14,420,489

Net realized gain (loss) from:

Investments and foreign currency	(14,789,264)	(11,134,618)	(1,710,788)	101,938

Forward foreign currency contracts	(5,032)	(180,664)	—	—

Futures contracts	(23,672)	(84,799)	265,846	787,375

Options purchased	—	—	—	—

Swaps	(652,436)	(78,738)	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(5,609,399)	(1,990,985)	(11,628,784)	(5,093,673)

Forward foreign currency contracts	4,044	178,031	—	—

Futures contracts	(9,710)	12,573	(46,033)	(129,279)

Options purchased	—	—	—	—

Swaps	—	—	—	—

Net increase (decrease) in net assets from operations	(12,121,210)	9,903,627	(7,155,649)	10,086,850

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(4,226,240)	(8,890,635)	(891,768)	(2,671,390)

Class C Shares	(1,149,751)	(2,854,928)	(43,349)	(182,575)

Class R3 Shares	(14,975)	(40,945)	(46,780)	(131,482)

Class R6 Shares	—	—	(680,012)	(1,448,758)

Class I Shares	(4,482,056)	(11,881,293)	(4,804,018)	(12,804,131)

Class T Shares(4)	—	(1,688)	—	—

Return of capital:

Class A Shares	—	—	—	—

Class C Shares	—	—	—	—

Class R3 Shares	—	—	—	—

Class R6 Shares	—	—	—	—

Class I Shares	—	—	—	—

Class T Shares(4)	—	—	—	—

Decrease in net assets from distributions to shareholders	(9,873,022)	(23,669,489)	(6,465,927)	(17,238,336)

Fund Share Transactions

Proceeds from sale of shares	92,989,548	320,649,681	114,893,415	215,916,601

Proceeds from shares issued to shareholders due to reinvestment of distributions	8,533,120	20,124,847	2,584,564	6,651,234

	101,522,668	340,774,528	117,477,979	222,567,835

Cost of shares redeemed	(159,655,767)	(405,002,409)	(140,606,946)	(201,038,600)

Net increase (decrease) in net assets from Fund share transactions	(58,133,099)	(64,227,881)	(23,128,967)	21,529,235

Net increase (decrease) in net assets	(80,127,331)	(77,993,743)	(36,750,543)	14,377,749

Net assets at the beginning of period	307,770,728	385,764,471	617,728,722	603,350,973

Net assets at the end of period	$227,643,397	$307,770,728	$580,978,179	$617,728,722

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended June 30, 2018 the Fund’s distributions to shareholders were paid from net investment income.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term Bond		Strategic Income
	Six Months Ended 12/31/18	Year Ended(1) 6/30/18	Six Months Ended 12/31/18	Year Ended(1) 6/30/18

Operations

Net investment income (loss)	$4,953,405	$9,881,517	$12,877,152	$27,614,759

Net realized gain (loss) from:

Investments and foreign currency	(1,019,569)	(681,127)	(8,384,491)	(312,181)

Forward foreign currency contracts	—	—	939,752	281,199

Futures contracts	(49,857)	(703,560)	(1,442,465)	2,768,614

Options purchased	—	—	—	(174,197)

Swaps	—	—	(315,590)	(2,912,985)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	1,638,389	(5,638,530)	(7,501,151)	(33,436,656)

Forward foreign currency contracts	—	—	(415,201)	1,217,587

Futures contracts	499,365	(31,944)	443,932	33,519

Options purchased	—	—	—	58,501

Swaps	—	—	(1,140,595)	(8,602)

Net increase (decrease) in net assets from operations	6,021,733	2,826,356	(4,938,657)	(4,870,442)

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(803,757)	(1,393,789)	(1,713,228)	(2,624,560)

Class C Shares	(83,573)	(175,019)	(732,878)	(911,063)

Class R3 Shares	(1,748)	(5,046)	(73,441)	(122,444)

Class R6 Shares	(762,742)	(1,691,840)	(814,820)	(833,771)

Class I Shares	(3,142,520)	(5,977,163)	(8,574,148)	(12,250,306)

Class T Shares(4)	—	—	—	(504)

Return of capital:

Class A Shares	—	—	—	(2,364,360)

Class C Shares	—	—	—	(1,310,645)

Class R3 Shares	—	—	—	(125,534)

Class R6 Shares	—	—	—	(728,959)

Class I Shares	—	—	—	(10,039,433)

Class T Shares(4)	—	—	—	(459)

Decrease in net assets from distributions to shareholders	(4,794,340)	(9,242,857)	(11,908,515)	(31,312,038)

Fund Share Transactions

Proceeds from sale of shares	101,894,191	161,733,139	46,021,299	234,165,148

Proceeds from shares issued to shareholders due to reinvestment of distributions	2,338,114	4,722,287	7,278,849	18,990,554

	104,232,305	166,455,426	53,300,148	253,155,702

Cost of shares redeemed	(121,751,367)	(258,266,815)	(172,445,798)	(275,270,261)

Net increase (decrease) in net assets from Fund share transactions	(17,519,062)	(91,811,389)	(119,145,650)	(22,114,559)

Net increase (decrease) in net assets	(16,291,669)	(98,227,890)	(135,992,822)	(58,297,039)

Net assets at the beginning of period	463,470,017	561,697,907	711,995,971	770,293,010

Net assets at the end of period	$447,178,348	$463,470,017	$576,003,149	$711,995,971

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended June 30, 2018 the Fund’s distributions to shareholders were paid from net investment income.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (1/95)

2019(f)	$9.46	$0.13	$(0.04)	$0.09	$(0.13)	$—	$—	$(0.13)	$9.42

2018	9.76	0.24	(0.31)	(0.07)	(0.23)	—	—	(0.23)	9.46

2017	10.05	0.22	(0.28)	(0.06)	(0.21)	—	(0.02)	(0.23)	9.76

2016	9.97	0.23	0.17	0.40	(0.22)	(0.06)	(0.04)	(0.32)	10.05

2015	10.36	0.25	(0.19)	0.06	(0.28)	(0.17)	—	(0.45)	9.97

2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	—	(0.36)	10.36

Class C (1/11)

2019(f)	9.43	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	9.39

2018	9.73	0.17	(0.31)	(0.14)	(0.16)	—	—	(0.16)	9.43

2017	10.02	0.15	(0.28)	(0.13)	(0.14)	—	(0.02)	(0.16)	9.73

2016	9.94	0.15	0.17	0.32	(0.14)	(0.06)	(0.04)	(0.24)	10.02

2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	—	(0.36)	9.94

2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	—	(0.28)	10.32

Class R6 (1/15)

2019(f)	9.44	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	9.41

2018	9.74	0.27	(0.32)	(0.05)	(0.25)	—	—	(0.25)	9.44

2017	10.02	0.25	(0.27)	(0.02)	(0.24)	—	(0.02)	(0.26)	9.74

2016	9.94	0.26	0.16	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.02

2015(e)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	—	(0.13)	9.94

Class I (1/93)

2019(f)	9.42	0.14	(0.04)	0.10	(0.14)	—	—	(0.14)	9.38

2018	9.72	0.26	(0.31)	(0.05)	(0.25)	—	—	(0.25)	9.42

2017	10.01	0.24	(0.27)	(0.03)	(0.24)	—	(0.02)	(0.26)	9.72

2016	9.93	0.25	0.17	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.01

2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	—	(0.47)	9.93

2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	—	(0.25)	10.32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.95%	$13,429	0.97	%*	2.54	%*	0.78	%*	2.73	%*	11%

(0.76)	12,577	0.96		2.31		0.78		2.49		47

(0.56)	13,182	0.93		2.09		0.78		2.24		85

4.12	15,185	0.87		2.21		0.78		2.30		75

0.52	14,448	0.85		2.34		0.78		2.40		44

5.94	14,857	0.81		2.29		0.78		2.32		49

0.57	1,782	1.72	*	1.79	*	1.53	*	1.98	*	11

(1.50)	1,709	1.71		1.55		1.53		1.73		47

(1.33)	1,720	1.68		1.34		1.53		1.49		85

3.31	1,767	1.63		1.46		1.53		1.55		75

(0.20)	971	1.61		1.59		1.53		1.67		44

5.24	514	1.56		1.54		1.53		1.57		49

1.19	57,469	0.66	*	2.85	*	0.47	*	3.03	*	11

(0.51)	64,539	0.65		2.63		0.47		2.81		47

(0.22)	58,545	0.61		2.41		0.46		2.56		85

4.38	58,699	0.57		2.51		0.48		2.60		75

(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

1.08	52,504	0.72	*	2.79	*	0.53	*	2.98	*	11

(0.51)	55,581	0.71		2.55		0.53		2.73		47

(0.32)	69,528	0.68		2.32		0.53		2.47		85

4.39	107,240	0.62		2.46		0.53		2.55		75

0.78	176,468	0.59		2.59		0.53		2.65		44

6.21	329,901	0.56		2.53		0.53		2.56		49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (12/87)

2019(f)	$10.61	$0.17	$(0.13)	$0.04	$(0.15)	$—	$—	$(0.15)	$10.50

2018	11.04	0.33	(0.43)	(0.10)	(0.26)	—	(0.07)	(0.33)	10.61

2017	11.01	0.37	0.07	0.44	(0.26)	—	(0.15)	(0.41)	11.04

2016	11.25	0.44	(0.22)	0.22	(0.44)	(0.02)	—	(0.46)	11.01

2015	11.75	0.45	(0.49)	(0.04)	(0.44)	(0.02)	—	(0.46)	11.25

2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	—	(0.62)	11.75

Class C (2/99)

2019(f)	10.56	0.13	(0.12)	0.01	(0.11)	—	—	(0.11)	10.46

2018	10.98	0.24	(0.41)	(0.17)	(0.18)	—	(0.07)	(0.25)	10.56

2017	10.96	0.29	0.05	0.34	(0.17)	—	(0.15)	(0.32)	10.98

2016	11.20	0.35	(0.22)	0.13	(0.35)	(0.02)	—	(0.37)	10.96

2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	—	(0.37)	11.20

2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	—	(0.53)	11.69

Class R3 (9/01)

2019(f)	10.66	0.15	(0.11)	0.04	(0.14)	—	—	(0.14)	10.56

2018	11.09	0.30	(0.42)	(0.12)	(0.24)	—	(0.07)	(0.31)	10.66

2017	11.05	0.36	0.06	0.42	(0.23)	—	(0.15)	(0.38)	11.09

2016	11.29	0.41	(0.22)	0.19	(0.41)	(0.02)	—	(0.43)	11.05

2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	—	(0.43)	11.29

2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	—	(0.60)	11.80

Class R6 (1/15)

2019(f)	10.61	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	10.51

2018	11.03	0.36	(0.42)	(0.06)	(0.29)	—	(0.07)	(0.36)	10.61

2017	11.00	0.41	0.05	0.46	(0.28)	—	(0.15)	(0.43)	11.03

2016	11.23	0.47	(0.21)	0.26	(0.47)	(0.02)	—	(0.49)	11.00

2015(e)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	—	(0.21)	11.23

Class I (2/94)

2019(f)	10.59	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	10.49

2018	11.01	0.35	(0.41)	(0.06)	(0.29)	—	(0.07)	(0.36)	10.59

2017	10.99	0.40	0.05	0.45	(0.28)	—	(0.15)	(0.43)	11.01

2016	11.24	0.46	(0.22)	0.24	(0.47)	(0.02)	—	(0.49)	10.99

2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	—	(0.49)	11.24

2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	—	(0.65)	11.74

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.38%	$50,582	0.90	%*	3.01	%*	0.77	%*	3.14	%*	7%

(0.93)	52,126	0.90		2.86		0.77		2.99		97

4.03	57,299	0.89		3.27		0.77		3.39		131

2.07	61,769	0.87		3.91		0.77		4.00		79

(0.41)	69,968	0.85		3.80		0.77		3.88		44

8.23	68,728	0.84		3.89		0.77		3.97		50

0.07	4,477	1.65	*	2.26	*	1.52	*	2.38	*	7

(1.61)	5,484	1.65		2.11		1.52		2.24		97

3.16	6,985	1.64		2.52		1.52		2.64		131

1.29	8,387	1.62		3.15		1.52		3.25		79

(1.10)	8,580	1.60		3.06		1.52		3.15		44

7.43	7,696	1.59		3.13		1.52		3.20		50

0.36	1,200	1.15	*	2.76	*	1.02	*	2.89	*	7

(1.14)	1,265	1.15		2.61		1.02		2.74		97

3.88	1,205	1.14		3.08		1.02		3.19		131

1.83	14,871	1.12		3.64		1.02		3.74		79

(0.70)	3,751	1.10		3.57		1.02		3.65		44

7.97	638	1.10		3.65		1.02		3.73		50

0.59	72,093	0.58	*	3.33	*	0.46	*	3.45	*	7

(0.62)	23,377	0.59		3.18		0.46		3.30		97

4.30	23,798	0.57		3.58		0.45		3.70		131

2.35	24,899	0.56		4.21		0.46		4.31		79

(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

0.59	201,439	0.65	*	3.26	*	0.52	*	3.39	*	7

(0.62)	256,472	0.65		3.11		0.52		3.24		97

4.21	270,536	0.64		3.52		0.52		3.63		131

2.26	283,680	0.62		4.16		0.52		4.25		79

(0.15)	440,499	0.60		4.04		0.52		4.12		44

8.64	514,961	0.60		4.17		0.52		4.24		50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value

Class A (8/01)

2019(e)	$7.51	$0.23	$(0.56)	$(0.33)	$(0.26)	$—	$(0.26)	$6.92

2018	7.80	0.52	(0.28)	0.24	(0.53)	—	(0.53)	7.51

2017	7.22	0.54	0.57	1.11	(0.53)	—	(0.53)	7.80

2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	(0.53)	7.22

2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23

2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29

Class C (8/01)

2019(e)	7.50	0.21	(0.57)	(0.36)	(0.23)	—	(0.23)	6.91

2018	7.79	0.46	(0.28)	0.18	(0.47)	—	(0.47)	7.50

2017	7.21	0.49	0.57	1.06	(0.48)	—	(0.48)	7.79

2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21

2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22

2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27

Class R3 (9/01)

2019(e)	7.67	0.23	(0.58)	(0.35)	(0.25)	—	(0.25)	7.07

2018	7.96	0.52	(0.29)	0.23	(0.52)	—	(0.52)	7.67

2017	7.37	0.54	0.58	1.12	(0.53)	—	(0.53)	7.96

2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37

2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40

2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48

Class I (8/01)

2019(e)	7.54	0.24	(0.57)	(0.33)	(0.27)	—	(0.27)	6.94

2018	7.82	0.54	(0.27)	0.27	(0.55)	—	(0.55)	7.54

2017	7.24	0.56	0.57	1.13	(0.55)	—	(0.55)	7.82

2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24

2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26

2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Losss)		Expenses		Net Investment Income (Losss)		Portfolio Turnover Rate(d)

(4.57)%	$98,654	1.02	%*	6.24	%*	1.00	%*	6.25	%*	42%

3.16	126,376	1.04		6.66		1.00		6.70		126

15.75	136,977	1.01		7.03		1.01		7.03		155

5.48	114,537	1.03		7.99		1.03		7.99		91

(4.82)	119,535	0.97		6.31		0.97		6.31		80

12.88	209,830	0.95		6.37		0.95		6.37		85

(4.96)	34,235	1.77	*	5.50	*	1.75	*	5.52	*	42

2.37	41,121	1.80		5.96		1.75		6.00		126

14.93	47,698	1.76		6.32		1.76		6.32		155

(6.27)	41,663	1.79		7.26		1.79		7.26		91

(5.45)	55,409	1.72		5.62		1.72		5.62		80

11.98	71,974	1.70		5.64		1.70		5.64		85

(4.68)	415	1.27	*	6.01	*	1.25	*	6.02	*	42

2.94	473	1.30		6.48		1.25		6.52		126

15.46	756	1.26		6.80		1.26		6.81		155

(5.76)	834	1.29		7.78		1.29		7.78		91

(5.07)	995	1.21		6.03		1.21		6.03		80

12.65	1,099	1.20		6.09		1.20		6.09		85

(4.57)	94,339	0.78	*	6.48	*	0.75	*	6.51	*	42

3.52	139,777	0.79		6.91		0.75		6.95		126

15.97	200,310	0.75		7.31		0.76		7.31		155

(5.21)	208,009	0.78		8.12		0.78		8.12		91

(4.55)	446,406	0.72		6.56		0.72		6.56		80

13.15	719,640	0.71		6.61		0.71		6.61		85
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information. For the period October 31, 2014 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended December 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (10/04)

2019(f)	$10.89	$0.10	$(0.23)	$(0.13)	$(0.11)	$—	$—	$(0.11)	$10.65

2018	11.01	0.23	(0.06)	0.17	(0.29)	—	—	(0.29)	10.89

2017	11.30	0.18	(0.35)	(0.17)	(0.12)	—	—	(0.12)	11.01

2016	10.92	0.06	0.32	0.38	—	—	—	—	11.30

2015	11.26	(0.03)	(0.20)	(0.23)	(0.07)	—	(0.04)	(0.11)	10.92

2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26

Class C (10/04)

2019(f)	10.71	0.06	(0.24)	(0.18)	(0.07)	—	—	(0.07)	10.46

2018	10.83	0.14	(0.06)	0.08	(0.20)	—	—	(0.20)	10.71

2017	11.14	0.10	(0.36)	(0.26)	(0.05)	—	—	(0.05)	10.83

2016	10.84	(0.05)	0.35	0.30	—	—	—	—	11.14

2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84

2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21

Class R3 (10/04)

2019(f)	10.79	0.08	(0.23)	(0.15)	(0.09)	—	—	(0.09)	10.55

2018	10.91	0.21	(0.07)	0.14	(0.26)	—	—	(0.26)	10.79

2017	11.21	0.15	(0.36)	(0.21)	(0.09)	—	—	(0.09)	10.91

2016	10.85	0.01	0.35	0.36	—	—	—	—	11.21

2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85

2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21

Class R6 (1/15)

2019(f)	11.10	0.12	(0.24)	(0.12)	(0.12)	—	—	(0.12)	10.86

2018	11.19	0.33	(0.10)	0.23	(0.32)	—	—	(0.32)	11.10

2017	11.46	0.26	(0.39)	(0.13)	(0.14)	—	—	(0.14)	11.19

2016	11.02	0.09	0.35	0.44	—	—	—	—	11.46

2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02

Class I (10/04)

2019(f)	11.02	0.11	(0.24)	(0.13)	(0.12)	—	—	(0.12)	10.77

2018	11.14	0.26	(0.06)	0.20	(0.32)	—	—	(0.32)	11.02

2017	11.43	0.22	(0.37)	(0.15)	(0.14)	—	—	(0.14)	11.14

2016	11.02	0.08	0.33	0.41	—	—	—	—	11.43

2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02

2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.23)%	$80,433	0.96	%**	1.60	%**	0.78	%**	1.78	%**	7%

1.53	98,003	0.97		1.93		0.78		2.12		24

(1.53)	104,588	0.96		1.47		0.79		1.65		49

3.48	93,104	0.96		0.45		0.83		0.58		26

(2.04)	42,341	0.92		(0.38)		0.83		(0.29)		34

4.35	24,020	0.86		1.30		0.83		1.33		48

(1.67)	5,171	1.70	**	(0.97	)**	1.53	**	1.14	**	7

0.77	9,328	1.72		1.15		1.53		1.34		24

(2.33)	10,639	1.71		0.75		1.54		0.93		49

2.77	13,131	1.71		(0.61)		1.58		(0.47)		26

(2.75)	9,366	1.66		(1.06)		1.58		(0.98)		34

3.76	6,954	1.61		0.50		1.58		0.52		48

(1.35)	5,069	1.21	**	1.34	**	1.03	**	1.51	**	7

1.26	5,697	1.22		1.76		1.03		1.94		24

(1.86)	5,618	1.21		1.21		1.04		1.38		49

3.32	13,094	1.22		(0.05)		1.08		0.08		26

(2.38)	3,693	1.15		(1.05)		1.08		(0.98)		34

3.97	3,447	1.13		2.63		1.08		2.68		48

(1.08)	62,876	0.47	**	2.05	**	0.30	**	2.22	**	7

2.06	62,119	0.48		2.76		0.28		2.95		24

(1.10)	23,654	0.48		1.12		0.30		2.30		49

3.99	3,773	0.50		0.71		0.37		0.84		26

(1.39)	3,074	0.52	**	(0.12	)**	0.41	**	(0.01	)**	34

(1.19)	427,428	0.71	**	1.81	**	0.53	**	1.99	**	7

1.79	442,581	0.72		2.18		0.53		2.36		24

(1.27)	458,852	0.71		1.76		0.54		1.93		49

3.72	404,801	0.71		0.57		0.58		0.70		26

(1.78)	331,707	0.66		(0.13)		0.58		(0.05)		34

4.82	321,472	0.61		1.65		0.58		1.68		48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (12/92)

2019(f)	$9.73	$0.10	$0.03	$0.13	$(0.10)	$—	$—	$(0.10)	$9.76

2018	9.86	0.17	(0.14)	0.03	(0.16)	—	—	(0.16)	9.73

2017	9.88	0.16	(0.02)	0.14	(0.15)	—	(0.01)	(0.16)	9.86

2016	9.93	0.16	(0.06)	0.10	(0.15)	—	—	(0.15)	9.88

2015	10.05	0.16	(0.13)	0.03	(0.15)	—	—	(0.15)	9.93

2014	9.97	0.19	0.08	0.27	(0.19)	—	—	(0.19)	10.05

Class C (10/09)

2019(f)	9.78	0.06	0.03	0.09	(0.06)	—	—	(0.06)	9.81

2018	9.90	0.10	(0.14)	(0.04)	(0.08)	—	—	(0.08)	9.78

2017	9.92	0.08	(0.02)	0.06	(0.07)	—	(0.01)	(0.08)	9.90

2016	9.97	0.09	(0.07)	0.02	(0.07)	—	—	(0.07)	9.92

2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	—	(0.07)	9.97

2014	10.00	0.11	0.08	0.19	(0.11)	—	—	(0.11)	10.08

Class R3 (9/11)

2019(f)	9.76	0.09	0.02	0.11	(0.08)	—	—	(0.08)	9.79

2018	9.88	0.14	(0.13)	0.01	(0.13)	—	—	(0.13)	9.76

2017	9.90	0.13	(0.02)	0.11	(0.12)	—	(0.01)	(0.13)	9.88

2016	9.95	0.14	(0.07)	0.07	(0.12)	—	—	(0.12)	9.90

2015	10.07	0.13	(0.13)	—	(0.12)	—	—	(0.12)	9.95

2014	9.99	0.16	0.08	0.24	(0.16)	—	—	(0.16)	10.07

Class R6 (1/15)

2019(f)	9.76	0.11	0.03	0.14	(0.11)	—	—	(0.11)	9.79

2018	9.88	0.20	(0.14)	0.06	(0.18)	—	—	(0.18)	9.76

2017	9.90	0.19	(0.03)	0.16	(0.17)	—	(0.01)	(0.18)	9.88

2016	9.95	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.90

2015(e)	9.93	0.09	— *	0.09	(0.07)	—	—	(0.07)	9.95

Class I (2/94)

2019(f)	9.74	0.11	0.03	0.14	(0.11)	—	—	(0.11)	9.77

2018	9.87	0.19	(0.14)	0.05	(0.18)	—	—	(0.18)	9.74

2017	9.89	0.18	(0.02)	0.16	(0.17)	—	(0.01)	(0.18)	9.87

2016	9.94	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.89

2015	10.06	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	9.94

2014	9.98	0.21	0.08	0.29	(0.21)	—	—	(0.21)	10.06

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.31%	$88,060	0.79	%**	1.96	%**	0.72	%**	2.03	%**	19%

0.30	78,315	0.78		1.66		0.72		1.72		60

1.39	92,967	0.77		1.54		0.72		1.59		50

1.04	96,201	0.76		1.60		0.72		1.64		43

0.32	100,544	0.73		1.56		0.71		1.58		43

2.69	116,365	0.73		1.84		0.71		1.86		43

0.90	16,318	1.54	**	1.19	**	1.47	**	1.27	**	19

(0.40)	16,767	1.54		0.90		1.47		0.97		60

0.59	25,326	1.52		0.79		1.47		0.85		50

0.25	30,495	1.51		0.86		1.47		0.90		43

(0.36)	33,547	1.48		0.81		1.46		0.83		43

1.89	39,347	1.48		1.11		1.46		1.13		43

1.16	208	1.04	**	1.70	**	0.97	**	1.77	**	19

0.09	204	1.03		1.40		0.97		1.46		60

1.08	436	1.02		1.30		0.97		1.35		50

0.74	285	1.01		1.34		0.97		1.38		43

0.02	131	0.98		1.29		0.96		1.31		43

2.38	1,049	0.98		1.59		0.96		1.61		43

1.43	60,559	0.49	**	2.24	**	0.42	**	2.31	**	19

0.64	77,313	0.49		1.95		0.42		2.02		60

1.63	95,754	0.48		1.87		0.42		1.92		50

1.29	66,836	0.47		1.91		0.43		1.95		43

0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

1.43	282,033	0.54	**	2.20	**	0.47	**	2.27	**	19

0.54	290,872	0.53		1.91		0.47		1.97		60

1.63	347,215	0.52		1.79		0.47		1.84		50

1.29	416,624	0.51		1.85		0.47		1.89		43

0.57	529,027	0.48		1.80		0.46		1.82		43

2.93	915,119	0.48		2.09		0.46		2.11		43

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (2/00)

2019(f)	$10.17	$0.19	$(0.28)	$(0.09)	$(0.18)	$—	$—	$(0.18)	$9.90

2018	10.65	0.36	(0.43)	(0.07)	(0.21)	—	(0.20)	(0.41)	10.17

2017	10.52	0.44	0.22	0.66	(0.29)	—	(0.24)	(0.53)	10.65

2016	10.97	0.50	(0.42)	0.08	(0.53)	—	—	(0.53)	10.52

2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	—	(0.54)	10.97

2014	11.02	0.53	0.59	1.12	(0.54)	—	—	(0.54)	11.60

Class C (2/00)

2019(f)	10.12	0.15	(0.28)	(0.13)	(0.14)	—	—	(0.14)	9.85

2018	10.59	0.28	(0.42)	(0.14)	(0.13)	—	(0.20)	(0.33)	10.12

2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59

2016	10.90	0.42	(0.41)	0.01	(0.45)	—	—	(0.45)	10.46

2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	—	(0.45)	10.90

2014	10.94	0.44	0.60	1.04	(0.46)	—	—	(0.46)	11.52

Class R3 (9/01)

2019(f)	10.21	0.18	(0.29)	(0.11)	(0.17)	—	—	(0.17)	9.93

2018	10.69	0.33	(0.42)	(0.09)	(0.19)	—	(0.20)	(0.39)	10.21

2017	10.56	0.41	0.23	0.64	(0.27)	—	(0.24)	(0.51)	10.69

2016	11.01	0.48	(0.42)	0.06	(0.51)	—	—	(0.51)	10.56

2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	—	(0.52)	11.01

2014	11.05	0.51	0.60	1.11	(0.52)	—	—	(0.52)	11.64

Class R6 (1/15)

2019(f)	10.20	0.21	(0.29)	(0.08)	(0.19)	—	—	(0.19)	9.93

2018	10.67	0.39	(0.42)	(0.03)	(0.24)	—	(0.20)	(0.44)	10.20

2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67

2016	10.96	0.53	(0.41)	0.12	(0.56)	—	—	(0.56)	10.52

2015(e)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	—	(0.25)	10.96

Class I (2/00)

2019(f)	10.17	0.20	(0.28)	(0.08)	(0.19)	—	—	(0.19)	9.90

2018	10.65	0.38	(0.42)	(0.04)	(0.24)	—	(0.20)	(0.44)	10.17

2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65

2016	10.96	0.53	(0.42)	0.11	(0.56)	—	—	(0.56)	10.51

2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	—	(0.57)	10.96

2014	11.01	0.56	0.59	1.15	(0.57)	—	—	(0.57)	11.59

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.94)%	$80,869	0.95	%*	3.62	%*	0.84	%*	3.73	%*	7%

(0.70)	106,805	0.93		3.31		0.83		3.41		124

6.43	137,072	0.93		4.02		0.83		4.12		135

0.94	187,052	0.92		4.71		0.83		4.80		56

(0.80)	288,080	0.92		4.25		0.82		4.34		47

10.46	128,189	0.91		4.65		0.84		4.73		50

(1.32)	48,060	1.70	*	2.87	*	1.59	*	2.98	*	7

(1.40)	59,612	1.68		2.56		1.58		2.66		124

5.63	76,513	1.68		3.25		1.58		3.35		135

0.20	89,173	1.67		3.97		1.58		4.06		56

(1.50)	110,660	1.67		3.51		1.57		3.60		47

9.59	48,335	1.66		3.91		1.59		3.98		50

(1.15)	3,594	1.20	*	3.34	*	1.09	*	3.45	*	7

(0.92)	5,869	1.18		3.06		1.08		3.16		124

6.17	7,320	1.18		3.74		1.08		3.83		135

0.70	7,647	1.17		4.44		1.08		4.54		56

(1.01)	12,272	1.17		4.00		1.07		4.09		47

10.19	5,321	1.16		4.41		1.09		4.48		50

(0.82)	42,922	0.62	*	3.95	*	0.50	*	4.07	*	7

(0.38)	46,588	0.60		3.65		0.50		3.75		124

6.86	8,995	0.60		4.35		0.51		4.45		135

1.28	33,372	0.60		5.07		0.50		5.17		56

(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

(0.82)	400,559	0.70	*	3.87	*	0.59	*	3.99	*	7

(0.47)	493,098	0.68		3.56		0.58		3.67		124

6.77	540,368	0.68		4.22		0.58		4.32		135

1.19	475,536	0.67		4.95		0.58		5.05		56

(0.54)	773,719	0.67		4.48		0.57		4.57		47

10.77	612,214	0.66		4.92		0.59		5.00		50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, overseas the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. High Income Bond’s investment objective is to provide investors with a high level of current income. Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Strategic Income’s investment objective is to provide investors with total return.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In December 2018 the Funds’ Board of Trustees of the Trust and the Board of Trustees of TIAA-CREF Funds (“TC Funds”) have each approved the reorganizations of Core Bond, Core Plus Bond, High Income Bond, Inflation Protected Securities and Short Term Bond (each a “Target Fund” and together the “Target Funds”) into TIAA-CREF Bond Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund and TIAA-CREF Short-Term Bond Fund (each an “Acquiring Fund” and together the “Acquiring Funds”), each a series of TC Funds. In order for the reorganization to occur for a Target Fund, it must be approved by the shareholders of that Fund.

For each Target Fund, if the Target Fund’s shareholders approve the reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. As a result of these transactions, Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. Each Target Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April or early May 2019. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately two months after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Target Fund in February or early March 2019.

Each Target Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Target Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$1,302,498	$17,358,010	$16,181,093

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% (0.75% for Short Term Bond) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Notes to Financial Statements (Unaudited) (continued)

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$61,529,963	$—	$61,529,963
Asset-Backed and Mortgage-Backed Securities	—	47,742,736	—	47,742,736
U.S Government and Agency Obligations	—	11,294,306	—	11,294,306
Municipal Bonds	—	1,061,866	—	1,061,866
$1,000 Par (or similar) Institutional Preferred	—	633,150	—	633,150
Short-Term Investments:
Money Market Funds	2,325,343	—	—	2,325,343
Investments in Derivatives:
Futures Contracts**	(226)	—	—	(226)
Total	$2,325,117	$122,262,021	$—	$124,587,138

*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (Unaudited) (continued)

Core Plus Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$136,654,780	$—		$136,654,780
Asset-Backed and Mortgage-Backed Securities	—	134,955,317	—		134,955,317
$1,000 Par (or similar) Institutional Preferred	—	17,871,113	—		17,871,113
U.S. Government and Agency Obligations	—	15,405,786	—		15,405,786
Sovereign Debt	—	10,742,838	—		10,742,838
Contingent Capital Securities	—	8,550,012	—		8,550,012
Municipal Bonds	—	2,161,596	—		2,161,596
Investments Purchased with Collateral from Securities Lending	1,434,790	—	—		1,434,790
Short-Term Investments:
Money Market Funds	18,962,804	—	—		18,962,804
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(43,258)	—		(43,258)
Futures Contracts**	(64,672)	—	—		(64,672)
Total	$20,332,922	$326,298,184	$—		$346,631,106

High Income Bond
Long-Term Investments*:
Corporate Bonds	$—	$195,079,501	$—		$195,079,501
$1,000 Par (or similar) Institutional Preferred	—	7,164,531	—		7,164,531
Contingent Capital Securities	—	6,431,416	—		6,431,416
Variable Rate Senior Loans Interests	—	6,151,760	—		6,151,760
$25 Par (or similar) Retail Preferred	1,999,121	—	—		1,999,121
Sovereign Debt	—	964,000	—		964,000
Common Stocks	1,527	—	5,017	***	6,544
Warrants	—	—	—	****	—
Investments Purchased with Collateral from Securities Lending	22,726,569	—	—		22,726,569
Short-Term Investments:
Money Market Funds	4,590,067	—	—		4,590,067
Total	$29,317,284	$215,791,208	$5,017		$245,113,509

Inflation Protected Securities
Long-Term Investments*:
U.S. Government and Agency Obligations	$—	$506,017,001	$—		$506,017,001
Asset-Backed and Mortgage-Backed Securities	—	59,197,466	—		59,197,466
Corporate Bonds	—	9,622,001	—		9,622,001
Sovereign Debt	—	1,777,001	—		1,777,001
Investments Purchased with Collateral from Securities Lending	395,375	—	—		395,375
Short-Term Investments:
Money Market Funds	3,099,786	—	—		3,099,786
Investments in Derivatives:
Futures Contracts**	74,103	—	—		74,103
Total	$3,569,264	$576,613,469	$—		$580,182,733

Short Term Bond
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$206,878,520	$—		$206,878,520
Corporate Bonds	—	166,074,908	—		166,074,908
U.S. Government and Agency Obligations	—	62,316,310	—		62,316,310
Investments Purchased with Collateral from Securities Lending	94,027	—	—		94,027
Short-Term Investments:
Money Market Funds	14,121,428	—	—		14,121,428
Investments in Derivatives:
Futures Contracts**	497,664	—	—		497,664
Total	$14,713,119	$435,269,738	$—		$449,982,857
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

Strategic Income	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$310,201,869	$—		$310,201,869
Asset-Backed and Mortgage-Backed Securities	—	120,034,402	—		120,034,402
$1,000 Par (or similar) Institutional Preferred	—	55,297,645	—		55,297,645
Contingent Capital Securities	—	40,078,144	—		40,078,144
Sovereign Debt	—	30,146,467	—		30,146,467
Variable Rate Senior Loan Interests	—	4,810,740	—		4,810,740
U.S. Government and Agency Obligations	—	4,654,706	—		4,654,706
$25 Par (or similar) Retail Preferred	1,638,000	2,101,200 ***	—		3,739,200
Municipal Bonds	—	1,744,282	—		1,744,282
Common Stocks	120,333	—	1	***	120,334
Investments Purchased with Collateral from Securities Lending	7,773,663	—	—		7,773,663
Short-Term Investments:
Money Market Funds	4,612,653	—	—		4,612,653
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(141,625)	—		(141,625)
Futures Contracts**	1,495,205	—	—		1,495,205
Interest Rate Swaps**	—	(1,689,625)	—		(1,689,625)
Total	$15,639,854	$567,238,205	$1		$582,878,060
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Notes to Financial Statements (Unaudited) (continued)

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Plus Bond
	Corporate Bonds	$1,347,988	$(1,347,988)	$—
High Income Bond
	Corporate Bonds	$20,530,724	$(20,530,724)	$—
	Contingent Capital Securities	1,005,000	(1,005,000)	—
Total		$21,535,724	$(21,535,724)	$—
Inflation Procted Securities
	Corporate Bonds	$378,250	$(378,250)	$—
Short Term Bond
	Corporate Bonds	$89,505	$(89,505)	$—
Strategic Income
	Corporate Bonds	$4,767,144	$(4,767,144)	$—
	$1,000 Par (or Similar) Institutional Preferred	836,005	(836,005)	—
	Contingent Capital Securities	1,829,159	(1,829,159)	—
Total		$7,432,308	$(7,432,308)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

Each Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond, High Income Bond and Strategic Income invested in forward foreign currency contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency contracts outstanding*	$11,554,952	$1,098,335	$73,124,583
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation forward foreign currency contracts	$(43,258)

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$1,926	Unrealized depreciation on forward foreign currency contracts	$(143,551)

Notes to Financial Statements (Unaudited) (continued)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America, N.A.	$—	$(43,258)	$(43,258)	$—	$(43,258)
Strategic Income
	Bank of America, N.A.	$1,926	$(143,551)	$(141,625)	$—	$(141,625)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$284,673	$(50,234)
High Income Bond	Foreign currency exchange rate	Forward contracts	(5,032)	4,044
Strategic Income	Foreign currency exchange rate	Forward contracts	939,752	(415,200)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure. Strategic Income also used Eurodollar futures; selecting foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$36,248,830	$86,906,645	$1,279,085	$106,327,966	$41,699,347	$228,777,583
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$288,571	Payable for variation margin on futures contracts*	$(288,797)

Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$1,229,695	Payable for variation margin on futures contract*	$(1,294,367)

Inflation Protected Securities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$392,283	Payable for variation margin on futures contracts*	$(318,180)

Short Term Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$497,664	—	$—

Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$3,658,025	Payable for variation margin on futures contracts*	$(2,162,820)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$(42,149)	$(75,773)
Core Plus Bond	Interest rate	Futures contracts	(270,678)	(251,546)
High Income Bond	Interest rate	Futures contracts	(23,672)	(9,710)
Inflation Protected Securities	Interest rate	Futures contracts	265,846	(46,033)
Short Term Bond	Interest rate	Futures contracts	(49,857)	499,365
Strategic Income	Interest rate	Futures contracts	(1,442,465)	443,932

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in

Notes to Financial Statements (Unaudited) (continued)

swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of

Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Strategic Income used interest rate swap contracts as part of an overall portfolio construction strategy to manage portfolio duration.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$60,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the

Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, High Income used to hedge a portion of the Fund’s high yield credit exposure. Strategic Income used credit default swaps as a way to take on broad high yield exposure amid some repositioning in the portfolio.

The average notional amount of credit default swap contacts outstanding during the current fiscal period was as follows:

	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$—	$—
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Funds did not have any credit default swaps at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest Rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts*	$(1,689,625)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Income Bond	Credit	Swaps	$(652,436)	$—
Strategic Income	Credit	Swaps	(122,284)	—
	Interest Rate	Swaps	(193,306)	(1,140,595)
Total			$(315,590)	$(1,140,595)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

High Income Bond and Strategic Income had issued Class T Shares, however, these shares were not available for public offering and on December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months 12/31/18		Year Ended 6/30/18
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	222,135	$2,091,471	259,345	$2,518,647
Class C	40,697	381,539	92,882	896,333
Class R6	57,949	538,922	1,251,363	11,846,000
Class I	606,726	5,667,106	921,394	8,848,524
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,798	157,939	29,818	287,696
Class C	1,121	10,504	2,395	23,040
Class R6	95,706	898,426	162,775	1,566,207
Class I	20,884	195,569	43,111	414,554
	1,062,016	9,941,476	2,763,083	26,401,001
Shares redeemed:
Class A	(143,713)	(1,352,964)	(309,837)	(2,984,976)
Class C	(33,455)	(315,490)	(90,717)	(871,749)
Class R6	(882,007)	(8,280,000)	(590,417)	(5,610,000)
Class I	(933,760)	(8,745,497)	(2,215,128)	(21,320,570)
	(1,992,935)	(18,693,951)	(3,206,099)	(30,787,295)
Net increase (decrease)	(930,919)	$(8,752,475)	(443,016)	$(4,386,294)

	Six Months 12/31/18		Year Ended 6/30/18
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	291,753	$3,080,447	653,617	$7,139,307
Class A – automatic conversion of Class C Shares	3,043	32,313	—	—
Class C	26,239	275,829	121,329	1,320,640
Class R3	10,398	110,304	35,518	389,435
Class R6	4,968,597	52,152,852	184,131	2,015,451
Class I	1,643,677	17,250,826	5,892,420	64,299,334
Shares issued to shareholders due to reinvestment of distributions:
Class A	66,184	698,782	146,671	1,599,806
Class C	4,231	44,495	12,592	136,838
Class R3	1,491	15,830	3,246	35,566
Class R6	37,005	390,409	68,518	747,034
Class I	164,547	1,735,672	394,669	4,296,055
	7,217,165	75,787,759	7,512,711	81,979,466
Shares redeemed:
Class A	(460,324)	(4,864,365)	(1,077,905)	(11,759,625)
Class C	(118,759)	(1,252,735)	(250,350)	(2,716,787)
Class C – automatic conversion of Class A Shares	(3,054)	(32,313)	—	—
Class R3	(16,951)	(179,740)	(28,732)	(314,331)
Class R6	(349,713)	(3,699,115)	(207,082)	(2,236,563)
Class I	(6,822,871)	(71,698,692)	(6,627,192)	(71,820,563)
	(7,771,672)	(81,726,960)	(8,191,261)	(88,847,869)
Net increase (decrease)	(554,507)	$(5,939,201)	(678,550)	$(6,868,403)

	Six Months 12/31/18		Year Ended 6/30/18
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,406,669	$40,072,766	17,652,996	$136,868,692
Class A – automatic conversion of Class C Shares	60	439	—	—
Class C	522,356	3,857,893	1,187,622	9,211,820
Class R3	3,317	24,940	10,132	80,205
Class I	6,590,928	49,033,510	22,389,571	174,488,964
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	536,703	3,946,507	1,074,495	8,295,860
Class C	145,019	1,062,721	341,483	2,633,531
Class R3	1,843	13,812	4,177	32,969
Class I	476,381	3,510,080	1,181,098	9,162,487
Class T	—	—	—	—
	13,683,276	101,522,668	43,841,574	340,774,528
Shares redeemed:
Class A	(8,503,486)	(62,600,878)	(19,461,487)	(150,787,002)
Class C	(1,193,143)	(8,824,720)	(2,170,940)	(16,699,860)
Class C – automatic conversion of Class A Shares	(60)	(439)	—	—
Class R3	(8,075)	(61,552)	(47,517)	(377,065)
Class I	(12,016,393)	(88,145,580)	(30,624,226)	(237,138,482)
Class T	(3,161)	(22,598)	—	—
	(21,724,318)	(159,655,767)	(52,304,170)	(405,002,409)
Net increase (decrease)	(8,041,042)	$(58,133,099)	(8,462,596)	$(64,227,881)

	Six Months 12/31/18		Year Ended 6/30/18
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,470,199	$15,740,363	3,233,346	$35,523,517
Class C	46,978	498,293	297,232	3,212,789
Class R3	93,226	988,704	258,480	2,805,217
Class R6	721,809	7,893,689	3,953,501	44,478,129
Class I	8,287,103	89,772,366	11,698,956	129,896,949
Shares issued to shareholders due to reinvestment of distributions:
Class A	41,378	443,571	109,290	1,198,844
Class C	3,378	35,640	15,109	162,888
Class R3	1,505	15,979	4,822	52,499
Class R6	61,844	675,856	129,890	1,448,758
Class I	130,437	1,413,518	341,197	3,788,245
	10,857,857	117,477,979	20,041,823	222,567,835
Shares redeemed:
Class A	(2,955,566)	(31,684,154)	(3,840,052)	(42,159,326)
Class C	(427,062)	(4,555,741)	(423,472)	(4,581,504)
Class R3	(142,052)	(1,512,945)	(250,151)	(2,721,323)
Class R6	(593,712)	(6,487,856)	(598,621)	(6,673,921)
Class I	(8,913,430)	(96,366,250)	(13,054,886)	(144,902,526)
	(13,031,822)	(140,606,946)	(18,167,182)	(201,038,600)
Net increase (decrease)	(2,173,965)	$(23,128,967)	1,874,641	$21,529,235

Notes to Financial Statements (Unaudited) (continued)

	Six Months 12/31/18		Year Ended 6/30/18
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,686,065	$35,870,791	4,324,695	$42,456,234
Class A – automatic conversion of Class C Shares	26,174	254,670	—	—
Class C	534,815	5,233,170	336,335	3,320,950
Class R3	2,643	25,807	4,869	47,861
Class R6	779,064	7,605,392	281,692	2,760,199
Class I	5,429,200	52,904,361	11,527,164	113,147,895
Shares issued to shareholders due to reinvestment of distributions:
Class A	77,002	749,766	130,903	1,282,714
Class C	6,415	62,782	13,707	134,968
Class R3	24	233	33	326
Class R6	48,318	471,900	128,556	1,263,607
Class I	108,077	1,053,433	208,038	2,040,672
	10,697,797	104,232,305	16,955,992	166,455,426
Shares redeemed:
Class A	(2,812,059)	(27,382,362)	(5,841,694)	(57,321,805)
Class C	(565,959)	(5,537,785)	(1,194,316)	(11,763,288)
Class C – automatic conversion of Class A Shares	(26,040)	(254,670)	—	—
Class R3	(2,299)	(22,444)	(28,101)	(274,800)
Class R6	(2,561,328)	(24,997,700)	(2,182,449)	(21,345,719)
Class I	(6,522,105)	(63,556,406)	(17,075,957)	(167,561,203)
	(12,489,790)	(121,751,367)	(26,322,517)	(258,266,815)
Net increase (decrease)	(1,791,993)	$(17,519,062)	(9,366,525)	$(91,811,389)

	Six Months 12/31/18		Year Ended 6/30/18
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	890,179	$9,027,659	2,683,588	$28,377,306
Class A – automatic conversion of Class C Shares	9,521	97,015	—	—
Class C	129,981	1,306,434	803,487	8,466,196
Class R3	45,303	462,127	206,541	2,172,121
Class R6	420,198	4,274,474	4,457,391	47,737,747
Class I	3,043,345	30,853,590	14,005,431	147,411,778
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	147,252	1,488,392	416,049	4,374,046
Class C	64,059	643,750	184,713	1,932,280
Class R3	4,406	44,671	12,106	127,754
Class R6	77,584	785,624	132,372	1,386,723
Class I	427,274	4,316,412	1,063,993	11,169,751
Class T	—	—	—	—
	5,259,102	53,300,148	23,965,671	253,155,702
Shares redeemed:
Class A	(3,378,037)	(34,104,658)	(5,467,652)	(57,434,163)
Class C	(1,194,979)	(12,039,529)	(2,319,234)	(24,188,687)
Class C – automatic conversion of Class A Shares	(9,568)	(97,015)	—	—
Class R3	(262,925)	(2,683,031)	(328,430)	(3,453,562)
Class R6	(743,406)	(7,590,342)	(865,131)	(9,161,916)
Class I	(11,486,972)	(115,907,933)	(17,331,712)	(181,031,933)
Class T	(2,343)	(23,290)	—	—
	(17,078,230)	(172,445,798)	(26,312,159)	(275,270,261)
Net increase (decrease)	(11,819,128)	$(119,145,650)	(2,346,488)	$(22,114,559)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Purchases:
Investment securities	$5,745,617	$17,523,842	$112,106,275	$18,825,536	$103,394,699	$43,972,353
U.S. Government and agency obligations	7,560,689	6,791,156	1,000,000	22,731,650	35,344,378	3,178,750
Sales and maturities:
Investment securities	11,010,131	29,158,744	173,412,409	6,522,555	75,935,887	150,853,859
U.S. Government and agency obligations	6,024,163	4,082,907	2,270,000	55,619,322	8,904,883	13,410,977

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Tax cost of investments	$125,811,129	$352,908,660	$269,296,987	$597,295,569	$452,520,124	$605,040,822
Gross unrealized:
Appreciation	$964,713	$3,841,316	$319,523	$2,295,549	$586,948	$4,099,683
Depreciation	(2,188,478)	(10,010,940)	(24,503,001)	(19,482,488)	(3,621,879)	(25,926,400)
Net unrealized appreciation (depreciation) of investments	$(1,223,765)	$(6,169,624)	$(24,183,478)	$(17,186,939)	$(3,034,931)	$(21,826,717)

	Core Plus Bond	Strategic Income
Tax cost of forward contracts	$(43,258)	$(141,625)
Net unrealized appreciation (depreciation) of forward contracts	—	—

	Core Bond	Core Plus Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Tax cost of futures contracts	$(226)	$(64,672)	$74,103	$497,664	$1,495,205
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—	—

Strategic Income
Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(1,689,625)

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to expiration of capital loss carryforwards, foreign currency transactions, Sec. 305(c) adjustments, complex security character adjustments, investments in partnerships, treatment of notional principal contracts and amortization of mark-to-market adjustments on Sec. 311(e) assets, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2018, the Funds’ last tax year end, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Capital paid-in	$—	$—	$9	$—	$(4,103,631)	$(35,110,018)
Undistributed (Over-distribution of) net investment income	—	(313,379)	(194,037)	—	—	(3,537,903)
Accumulated net realized gain (loss)	—	313,379	194,028	—	4,103,631	38,647,921

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2018, the Funds’ last tax year end, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Undistributed net ordinary income[1]	$204,197	$—	$2,368,041	$4,942,480	$581,224	$—
Undistributed net long-term capital gains	—	—	—	—	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2018 through June 29, 2018 and paid on July 2, 2018. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2018, was designated for purposes of the dividends paid deduction as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short-Term Bond	Strategic Income
Distributions from net ordinary income[2]	$3,529,829	$9,611,001	$24,114,668	$15,363,092	$9,310,746	$17,866,927
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	—	2,151,490	—	—	—	14,569,390
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2018, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Not subject to expiration:
Short-term	$593,246	$3,833,985	$37,745,091	$3,026,514	$4,590,051	$23,964,735
Long-term	1,871,671	910,732	67,932,575	157,834	5,335,996	27,514,278
Total	$2,464,917	$4,744,717	$105,677,666	$3,184,348	$9,926,047	$51,479,013

During the Funds’ last tax year ended June 30, 2018, the following Funds utilized capital loss carryforwards as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Strategic Income
Utilized capital loss carryforwards	$453,035	$2,033,287	$626,831	$3,243,237

As of June 30, 2018, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Short Term Bond	Strategic Income
Expired capital loss carryforwards	$4,103,631	$35,110,018

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.1700	0.3100
For the next $3 billion	0.1950	0.2050	0.3250	0.1750	0.1450	0.2850
For the next $5 billion	0.1700	0.1800	0.3000	0.1500	0.1200	0.2600
For net assets over $10 billion	0.1575	0.1675	0.2875	0.1375	0.1075	0.2475

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Core Bond	0.2000%
Core Plus Bond	0.2000
High Income Bond	0.2000
Inflation Protected Securities	0.1723
Short Term Bond	0.2000
Strategic Income	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Core Bond	0.53%	July 31, 2020
Core Plus Bond	0.52	July 31, 2020
High Income Bond	0.75	July 31, 2020
Inflation Protected Securities	0.56	July 31, 2020
Short Term Bond	0.47	July 31, 2020
Strategic Income	0.59	July 31, 2020

Notes to Financial Statements (Unaudited) (continued)

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Sales charges collected	$2,236	$9,976	$198,758	$13,413	$34,949	$30,924
Paid to financial intermediaries	1,796	8,724	177,386	12,365	32,547	27,389

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Commission advances	$834	$1,668	$49,452	$12,457	$43,585	$11,940

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
12b-1 fees retained	$—	$2,803	$34,035	$8,619	$—	$—

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
CDSC retained	$334	$708	$6,799	$452	$6,601	$6,965

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 were effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of June 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
UNII at the end of period	$(112,911)	$(854,673)	$445,111	$2,270,435	$(224,987)	$(2,198,975)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Glossary of Terms Used in this Report (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FINC-1218D 741807-INV-B-02/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 8, 2019

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 8, 2019